CANANDAIGUA NATIONAL CORPORATION

72 South Main Street

Canandaigua, NY 14424

March 4, 2011

Dear Fellow Shareholder:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Canandaigua National Corporation. Our annual meeting will be held in the Community Board Room on the second floor of the Main Office at 72 South Main Street, Canandaigua, NY, on Wednesday, April 13, 2011, at 1:00 p.m.

Shareholders will be asked to: (1) elect three Class 2 Directors for terms of three years; (2) approve an amendment to Paragraph Four of our Certificate of Incorporation to increase the number of authorized shares of Common Stock and authorize a class of blank check preferred stock; (3) approve the amendment and restatement of our by-laws; (4) approve our 2011 Omnibus Incentive Plan; (5) hold an advisory vote on our executive compensation; (6) hold an advisory vote on the frequency with which we solicit an advisory vote on our executive compensation; and authorize the individuals named as proxy to act in their discretion to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.  Information about the director nominees can be found in the attached proxy statement.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, you are urged to read and carefully consider the enclosed proxy statement. You may vote by telephone, via the Internet, or mark, sign, date and return the enclosed form of proxy in the accompanying pre-addressed, postage-paid envelope. You may withdraw your proxy if you attend the meeting and wish to vote in person.

I urge you to vote for the election of all three nominees and in favor of each of the other proposals.

George W. Hamlin, IV

Chairman and CEO

CANANDAIGUA NATIONAL CORPORATION

72 South Main Street

Canandaigua, NY 14424

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME

1:00 p.m., on Wednesday, April 13, 2011

PLACE

The Canandaigua National Bank and Trust Company

72 South Main Street

Canandaigua, NY 14424

ITEMS OF BUSINESS

(1) To elect Richard C. Fox, Daniel P. Fuller, and Stephen D. Hamlin as Class 2 Directors for a term of three years and until their successors have been elected and qualified.

(2) To approve an amendment to Paragraph Four of our Certificate of Incorporation to increase the number of authorized shares of Common Stock and authorize a class of blank check preferred stock.

(3) To approve the amendment and restatement of our by-laws as more fully described below.

(4) To approve our 2011 Omnibus Incentive Plan.

(5) ~~To hold~~ The approval of, in an advisory and non-binding vote  ~~on our executive~~  , the compensation of the Company’s named executive officers as disclosed in the Proxy Statement ..

(6) ~~To hold~~ The recommendation, in an advisory and non-binding vote  ~~on the frequency with which we solicit an advisory~~ , whether a non-binding stockholder vote ~~on our executive~~  to approve the compensation of the Company’s named executive officers should occur every one, two or three years ..

(7) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE

Holders of the common stock of record at 5:00 p.m., on February 14, 2011 are entitled to vote at the meeting.

VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by proxy by using any of the following methods: (a) mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose or (b) follow the instructions for voting via the Internet or by telephone which are set forth on the enclosed proxy form. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting of Shareholders.  The instructions for revoking or replacing a proxy are set forth in the accompanying Proxy Statement.  Any shareholder present at the meeting may withdraw his or her proxy and vote personally on any matter brought before the meeting.

If the shareholder of record properly designates a proxy to vote at the Annual Meeting, your vote will be cast in accordance with your instructions.  If your proxy is returned without instructions, it will be voted “FOR” the nominees for director in Proposal 1; “FOR” Proposals 2, 3, 4, and 5; “FOR” consideration of advisory votes on executive compensation every two years as described in Proposal 6; and as otherwise described in the Proxy Statement.

March 4, 2011

Robert G. Sheridan

Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 13, 2011.  The proxy statement, annual report to shareholders, and Form 10-K are available at www.cnbank.com.

CANANDAIGUA NATIONAL CORPORATION

72 South Main Street, Canandaigua, NY 14424

(585) 394-4260

PROXY STATEMENT

Annual Meeting of Shareholders to be held Wednesday, April 13, 2011

This Proxy Statement is furnished in connection with solicitation of proxies by the Board of Directors of Canandaigua National Corporation (the “Corporation”) for use at the Annual Meeting of Shareholders to be held Wednesday, April 13, 2011, at 1:00 p.m., at The Canandaigua National Bank and Trust Company, 72 South Main Street, Canandaigua, NY 14424 and any adjournment thereof.

This Proxy Statement and the accompanying proxy are being mailed by first-class mail on or about March 4, 2011.  All expenses incurred in connection with the solicitation of proxies will be borne by the Corporation.

SHAREHOLDERS ENTITLED TO VOTE AND REVOCATION OF PROXIES

Only shareholders of record as of the close of business on February 14, 2011 are entitled to notice of, and to vote at, the Annual Meeting.  On that date, there were 472,137 shares of common stock outstanding and entitled to vote.  Each share of common stock is entitled to one vote.  A quorum will consist of the holders of not less than a majority of the shares entitled to vote, present either in person or by proxy.

If your shares are registered in your name on the Corporation’s stock records, you are considered the shareholder of record with respect to those shares.  As the shareholder of record, you have the right to vote your shares in person or by proxy at the Annual Meeting.  The Corporation has sent its proxy materials directly to you, including a proxy card for you to use.  If you hold shares of common stock through an account with a broker, bank, or other nominee rather than directly in your own name, then your broker, bank, or other nominee is considered the shareholder of record, and you are considered the beneficial owner of these shares.  The Corporation has supplied copies of its proxy materials for its 2011 Annual Meeting to the broker, bank, or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares at the Annual Meeting.  The broker, bank, or other nominee that is the shareholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose.

Any proxy may be revoked by the person giving it at any time prior to its exercise by giving written notice of revocation to Robert G. Sheridan, Secretary, prior to the vote at the meeting.  If you are the shareholder of record, you may revoke your proxy by submitting a proxy with a later date, or by voting in person at the meeting.  If you are the beneficial owner of shares held by a nominee, please follow the instructions for revoking your voting instructions given you by the nominee.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

The holders of a majority of all common stock issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business.

If you are a registered shareholder, you have four voting options:

•

over the Internet, which we encourage if you have Internet access;

•

by telephone, by calling the telephone number on your proxy form;

•

by mail, by completing, signing, dating and returning your proxy form; or

•

by attending the annual meeting and voting your shares in person.

Instructions for each method of voting are set forth on the enclosed proxy form.  If your shares are held by a nominee, you may instruct the record holder how to vote by completing the voting instructions card provided to you.

If the shareholder of record properly designates a proxy to vote at the Annual Meeting, your vote will be cast in accordance with your instructions.  If your proxy is returned without instructions, it will be voted “FOR” the nominees for director in Proposal 1; “FOR” Proposals 2, 3, 4, and 5; “FOR” consideration of advisory votes on executive compensation every two years as described in Proposal 6; and as otherwise described in the Proxy Statement.

Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the Annual Meeting for the purposes of determining a quorum.  “Broker non-votes” means shares held of record by a broker that are not voted on a matter because the broker has not received voting instructions from the beneficial owner of the shares and lacks the authority to vote the shares in its discretion under the rules of the New York Stock Exchange (“NYSE”).

Proposal 1:  Directors are elected by a plurality of the votes cast at the Annual Meeting on this proposal, and the three nominees who receive the most votes will be elected.  If your shares are held through a nominee, your brokerage firm or other nominee is not permitted to vote your shares with respect to Proposal 1 without specific instructions from you as to how to vote with respect to the election of each of the three nominees for director.  The election of directors is not considered a “routine” matter under the NYSE rules.  Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the election of directors.

Proposal 2:  To be approved, this proposal regarding an amendment to the Corporation’s Certificate of Incorporation requires an affirmative vote of the holders of at least a majority of the outstanding shares of common stock entitled to vote generally in the election of directors, voting together as a single class.  Proposal 2 is not considered a “routine” matter under the NYSE rules, and nominees that are members of the NYSE do not have the authority under those rules to vote their customers’ shares on Proposal 2 if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.  Abstentions will have the effect of a negative vote on this proposal.

Proposal 3:  To be approved, this proposal regarding the amendment and restatement of the Corporation’s By-laws requires an affirmative vote of a majority of the votes cast.  Proposal 3 is not considered a “routine” matter under the NYSE rules, and nominees that are members of the NYSE do not have the authority under those rules to vote their customers’ shares on Proposal 3 if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.  Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining whether more votes have been cast “FOR” rather than “AGAINST” the proposal.

Proposal 4:  To be approved, this proposal regarding the Corporation’s 2011 Omnibus Incentive Plan requires an affirmative vote of the holders of at least a majority of the outstanding shares of common stock entitled to vote generally in the election of directors, voting together as a single class.  Proposal 4 is not considered a “routine” matter under the NYSE rules, and nominees that are members of the NYSE do not have the authority under those rules to vote their customers’ shares on Proposal 4 if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.  Abstentions will have the effect of a negative vote on this proposal.

Proposal 5:  To be approved, this proposal for an advisory vote on executive compensation requires an affirmative vote of a majority of the votes cast.  Because your vote is advisory, it will not be binding on the Board or the Corporation.  Proposal 5 is not considered a “routine” matter under the NYSE rules, and nominees that are members of the NYSE will not be able to vote the shares of customers from whom they have not received voting instructions with regard to this proposal. Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining whether more votes have been cast “FOR” rather than “AGAINST” the proposal.

Proposal 6: A plurality of the votes cast at the Annual Meeting will determine, in a non-binding vote, whether the advisory and non-binding vote to approve the compensation of our named executive officers will occur every three years, every two years or every one year.  Because your vote is advisory, it will not be binding on the Board or the Corporation.  Proposal 6 is not considered a “routine” matter under the NYSE rules, and nominees that are members of the NYSE will not be able to vote the shares of customers from whom they have not received voting instructions with regard to this proposal.  Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining whether more votes have been cast “FOR” rather than “AGAINST” the proposal.

ELECTION OF DIRECTORS and INFORMATION WITH RESPECT TO BOARD OF DIRECTORS

Our Certificate of Incorporation provides that the Board of Directors is divided into three classes, one of which is elected at each Annual Meeting for a term of three years and until their successors have been elected and qualified.  The Board of Directors has nominated three persons for election as Directors for the terms indicated in the following table.  The Board of Directors believes that the nominees will be available and able to serve as Directors, but, if for any reason any of them should not be, the persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the Board of Directors.  The family relationships between the below-named Directors are as follows:  Frank H. Hamlin, III is the son of George W. Hamlin, IV, and Stephen D. Hamlin is the first cousin of George W. Hamlin, IV.

PROPOSAL 1

ELECTION OF DIRECTORS

Three individuals have been nominated by the Board of Directors for reelection as Class 2 Directors at the Annual Meeting: Richard C. Fox, Daniel P. Fuller, and Stephen D. Hamlin.  If elected, the nominees would serve a term of three years expiring at the annual meeting of shareholders in 2014 and until their successors have been elected and qualified.  Directors are elected by a plurality of the votes cast.

Class 2 Directors – Nominees for Term Expiring 2014
		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation

Richard C. Fox	64	2008	2008	President, Wendy’s Restaurants of Rochester, Inc. 1976 to present Director, Genesee Valley Trust Company* 1998 - present Trustee, Genesee Country Village & Museum

Daniel P. Fuller	60	1996	1996

Vice Chair of the Board, Canandaigua National Corporation, January 1, 2011 - present

Chairman of the Board, Canandaigua National Corporation 2008 - 2010

President and General Manager, Bristol Mountain Resort, December 1984 - present
General Manager, Roseland Waterpark 2003 - present

Stephen D. Hamlin	74	1984	1973	Retired Cultural Leader Chief Executive Officer, Sonnenberg Gardens, February 1996-2000 Vice President, Schlegel Corp. 1963 - 1984

*Wholly owned subsidiary of Canandaigua National Corporation

Richard C. Fox was elected to the Board of Directors of the Corporation effective January 2, 2008, in accordance with the terms of the Stock Purchase Agreement for the Corporation’s purchase of Genesee Valley Trust Company.  In that agreement, the corporation agreed to nominate Mr. Fox as a director until after the last payment to the former shareholders was due, if earned, in January 2011.  Mr. Fox continues to serve as a director of the Corporation’s subsidiary Genesee Valley Trust Company, a post he has held since 1998 when that company was privately held.  Mr. Fox was also a shareholder of Genesee Valley Trust Company.  The Board of Directors has determined that Mr. Fox has the experience, qualifications, and skills to serve as a director of the Corporation.  Mr. Fox has exhibited his entrepreneurial vision and management expertise in his ownership and service as President of Wendy’s Restaurants of Rochester, Inc.  In Mr. Fox’s role in obtaining, financing and operating over 100 retail franchise locations in five states, he was responsible for overseeing all aspects of the business, including business strategy, financial statements, lending relationships, human resource development and compliance.  He also has extensive business and personal relationships throughout the communities served by the Corporation’s subsidiaries, not only from his personal business but also from services on the boards of Genesee Valley Trust Company and various local charities.

Daniel P. Fuller has been a member of the Corporation’s Board of Directors since 1996.  The Board of Directors has determined that Mr. Fuller’s dedicated service on the Board, including service as its Chairman for two years, has demonstrated his knowledge of the business, opportunities and risks facing the Bank and the Corporation’s other subsidiaries and his skill in developing policies and working with other Board members and management to meet the changing regulatory demands and financial challenges.  In addition, Mr. Fuller’s leadership of both Bristol Mountain Resort and Roseland Water Park has provided him with the experience and skills to understand the Corporation’s customers’ focuses and business.

Stephen D. Hamlin has been a director of the Bank since 1973 and the Corporation since 1984 and a member of the Audit Committee for 27 years.  Mr. Hamlin was Vice President of Schlegel Corp from 1963 – 1984. He is a retired business and cultural leader and served as Chief Executive Officer of Sonnenberg Gardens from 1996 to 2000. Mr. Hamlin’s leadership in many cultural and other charitable organizations has enhanced the community relations and financial management skills he brings to the Board.  Accordingly, the Board of Directors has determined that Mr. Hamlin’s extensive knowledge of the Corporation’s business and his acumen in serving as a director over the past 37 years demonstrates the skills desired for continued service on the Board.

Mr. Fuller and Mr. Hamlin have been determined by the Board of Directors to be “independent” directors under the independence standards required of NASDAQ listed companies.  Each nominee has consented to be named in this Proxy Statement and to serve if elected.  If at the time of the Annual Meeting any of them becomes unavailable for election, the proxies may exercise discretionary authority to vote for substitutes proposed by the Board of Directors.  Management has no reason to believe that any substitute nominees will be required.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THREE NOMINEES.

Incumbent Class 1 Directors - Term Expiring 2012
		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation

Frank H. Hamlin, III	38	2004	2004

President, The Canandaigua National Bank and Trust Company and Canandaigua National Corporation, January 1, 2011 - present

Of Counsel, Croucher, Jones & Johns, July 2007-December 2010

Attorney, June 2001 - 2007
Partner, Jones, Parks & Hamlin 2001-2002

Member, Ontario County Bar Association 2001- present

Legal Aide, Office of New York State Attorney General  1999 – 2000

George W. Hamlin, IV	69	1984	1979

Chairman of the Board, Canandaigua National Corporation, January 1, 2011 - present

CEO and Trust Officer, The Canandaigua National Bank and Trust Company 1979 - present

President, The Canandaigua National Bank and Trust Company 1979 - 2010

Chairman, CEO, Home Town Funding Inc. d/b/a CNB Mortgage Company** 1998 – present

Director, Genesee Valley Trust Company * 2008 – present

Chairman, CEO, Canandaigua National Trust Company of Florida* 2009 - present
Director of the Federal Reserve Bank of New York 1997 - 2002
Director, Thompson Health System; Chairman 2004 - 2009
Chairman, Eastman School of Music
Director, University of Rochester Medical Center, Vice Chair 2011 - present
Director, Center for Governmental Research 2002 - 2010
Chair, Investment Committee - Monroe Fund
Director, New York Wine and Culinary Center

Director, CMAC (Constellation Brands – Marvin Sands Performing Arts Center)

Caroline C. Shipley	71	1984	1984

Retired
Treasurer, First Congregational Church
Treasurer, Ontario Children's Foundation
Canandaigua City School District Board of Education 1979 – 2009, President 1983 – 1991, 2007- 2009

Financial Manager, Dell Broadcasting WCGR/WLKA 1985 – 1991

Treasurer and Financial Manager, Sonnenberg Gardens 1973 – 1984

Sue S. Stewart	68	2000	2000

Sr. Vice President and General Counsel, University of Rochester 2003 – present
Partner, Nixon Peabody, LLP 1978 – 2001, Managing Partner Rochester Office 1998 – 2000

Former Director, United Way of Greater Rochester

Co-Chair of Board of Trustees, National Center for Education and the Economy

*Wholly owned subsidiary of Canandaigua National Corporation **Wholly owned subsidiary of The Canandaigua National Bank and Trust Company

Frank H. Hamlin, III has been a director of the Corporation since 2004. Mr. Hamlin has been employed as President of Canandaigua National Bank since January 1, 2011.  Prior to being employed by the bank, Mr. Hamlin was of counsel at Croucher, Jones & Johns from July 2007 through December 2010.  Prior to that time, Mr. Hamlin worked as an attorney in private practice from June 2001 – 2007.  Mr. Hamlin received his Bachelor of Political Science, Minor in Psychology in May, 1995 from University of Vermont and his Juris Doctor from Albany Law School of Union University, May 2000.  Mr. Hamlin is admitted to practice law in all New York State courts and in United States District Court for the Western District of New York.  Mr. Hamlin’s individual qualifications and skills as a director include his extensive experience as a practicing attorney in the Rochester New York region and his deep understanding of the communities served by the company.

George W. Hamlin, IV has been a director of the Corporation since its inception in 1984. He is also a director of The Canandaigua National Bank and Trust Company, Genesee Valley Trust Company, Hometown Funding, d/b/a CNB Mortgage Company, and Canandaigua National Trust Company of Florida. Mr. Hamlin has been continuously employed by the Corporation since its inception and prior to that by The Canandaigua National Bank and Trust Company since 1979. Mr. Hamlin graduated from Yale University in 1963 with a B.S. degree in Physics. He received his Juris Doctor from the University of Virginia Law School in 1972.  Mr. Hamlin’s individual qualifications and skills as a director include his vast successful experience as a community banker over the past thirty years.  Mr. Hamlin is a nationally recognized expert in banking policy and law having served as President of the New York Bankers Association and the Independent Bankers Association of New York.  Mr. Hamlin is a two term director of the Federal Reserve Bank of New York, has testified before Congress on banking policy and has advised the President of the United States on Community Banking.  Mr. Hamlin has served on and Chaired numerous civic boards and, in particular, Health Care organizations in the Finger Lakes Region of New York.  A complete description of Mr. Hamlin’s many accomplishments is found in the director’s information section on page 4.

Caroline C. Shipley has been a director of the Corporation and a member of the Audit Committee for 27 years.  Mrs. Shipley has served as Chair of the Audit Committee from 1985 to 2002 and from 2004 to the present.  Mrs. Shipley has also served as the Treasurer of several local charitable organizations including the First Congregational Church in Canandaigua, New York and the Ontario Children’s Foundation in excess of ten years.  Mrs. Shipley served as Treasurer and Financial Manager of Sonnenberg Gardens from 1973 – 1984. Mrs. Shipley served as a member of the Board of Education of the Canandaigua City School District for 30 years and was President of the Board from 1983 to 1991 and from 2007 to 2009.  During Mrs. Shipley’s tenure, the budget of the Canandaigua City School District grew from $8.9 million in 1979 to $60.7 million in 2009, and as Board member, Mrs. Shipley played an integral part in numerous capital projects including the “Build on Our Excellence” project in 2004 for $17.8 million. Mrs. Shipley was the Financial Manager of Dell Broadcasting WCGR/WLKA from 1985 – 1991. Accordingly, the Board of Directors has determined that Mrs. Shipley’s extensive knowledge of financial and accounting issues, her knowledge of the Corporation’s business and her acumen in serving as a director over the past 27 years demonstrates the skills desired for continued service on the Board.

Sue S. Stewart has been a director of the Corporation since 2000. Ms. Stewart has served on the Audit Committee since 2010. Ms. Stewart has been Sr. Vice President and General Counsel of the University of Rochester since 2003. Ms. Stewart serves as Co-Chair of Trustees for the National Center for Education and the Economy and has served as former Director of the United Way of Greater Rochester. Accordingly, the Board of Directors has determined that Ms. Stewart understands financial, legal, accounting and compliance issues and reports from years of experience as part of senior leadership at a major international law firm and a large (19,998 FTE) research university. This includes experience and governance issues from 40 years of advising as well as serving on boards.

Mrs. Shipley and Ms. Stewart have been determined by the Board of Directors to be “independent” directors under the independence standards required of NASDAQ listed companies.

Incumbent Class 3 Directors - Term Expiring 2013
		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation

Richard P. Miller, Jr.	67	1998	1998

Mayor, City of Oneonta, NY

Retired

President, Hartwick College 2003 - 2008
Vice Chancellor & Chief Operating Officer, State University of New York 2000 - 2003
Senior Vice President & Chief Operating Officer, University of Rochester 1996 – 2000

Incumbent Class 3 Directors - Term Expiring 2013 - continued
		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation
Robert G. Sheridan	62	1992	1992

The Canandaigua National Bank and Trust Company 1971 – present,

Executive Vice President, Cashier and CRA Officer, 2007 – present,

Senior Vice President and Cashier, 1989 - 2006
Secretary, Canandaigua National Corporation, 1992 - present

President/Secretary, Board of Directors, Home Town Funding Inc. d/b/a CNB Mortgage Company** 1998 - present

President, CNB Mortgage Company* 2002 – present

Director, Genesee Valley Trust Company* 2008 – present
President, Board of Trustees, Granger Homestead Society

Former Chair, United Way of Ontario County

Alan J. Stone	70	1986	1986

Managing Member, Stone Family Properties LLC 1986 - present
Member, City Mini Storage LLC 1999 - present

Chairman of the Board, Canandaigua National Corporation 1994 – 2004

Director, Stone Construction Equipment, Inc. 1969 - 2009
Co-founder, CEO, Stone Construction Equipment, Inc. 1969 – 1986

*Wholly owned subsidiary of Canandaigua National Corporation ** Wholly owned subsidiary of The Canandaigua National Bank and Trust Company

Richard P. Miller, Jr. has been a Director of the Corporation and Bank since 1998. He has chaired the Compensation Committee since 2009. Following graduation from Middlebury College in 1965 and military service in Vietnam, he began a career with the Case Hoyt Corporation, rising from a sales trainee position to become the company’s Chief Executive Officer in 1983. Beginning in 1987, he served as Vice-President for External Affairs and Senior Counsel to the President of the University of Rochester and subsequently as Senior Vice-President and Chief Operating Officer of that institution. From 2000-2003 he served as Vice-Chancellor and Chief Operating Officer of the 64 campus State University of New York’s system. From 2003-2008, Mr. Miller served as President of Hartwick College. Since retiring, he has continued to consult with colleges and universities and now serves as Mayor of the City of Oneonta. He has served as a Director of two publicly traded corporations and a number of smaller companies. He also served as Chairman of the Board of Highland Hospital and as a member of the Board of Directors of many not-for-profit organizations, including the former Rochester Chamber of Commerce and Industrial Management Council. He is currently a member of the Board of Trustees of Hobart and William Smith Colleges. The Board of Directors has determined that Mr. Miller’s significant experience in leading and managing both the commercial and educational entities listed above, his comprehensive knowledge of finance, the Corporation’s business, and his extensive business and personal relationships throughout the communities served by the Corporation’s subsidiaries demonstrates the skills desired for continued service on the Board.

Robert G. Sheridan is also a Director of the Corporation, The Canandaigua National Bank and Trust Company, Genesee Valley Trust Company, and Hometown Funding, d/b/a CNB Mortgage Company.  Mr. Sheridan has been continuously employed as Secretary of the Corporation since 1992 and prior to that by The Canandaigua National Bank and Trust Company since 1971. Mr. Sheridan is currently an Executive Vice President and Cashier of Canandaigua National Bank; a member of the Executive Committee since 1992; serves as Chairman of the Asset Review Committee; CRA Officer and is the President of CNB Mortgage Company. Mr. Sheridan graduated from St. Bonaventure University in 1971 with a B.A. degree in History.  Mr. Sheridan’s individual qualifications and skills as a director include his 40 years of successful experience as a leader in community banking and participation in numerous civic organizations which provide him with comprehensive understanding of the communities served by the company and the vital role of community banking in the economy.

Alan J. Stone has been a Director of the Corporation and a member of the Compensation Committee since 1986. While the bank celebrates its 125th anniversary this year, Alan has shared one-third of that time period in meaningful ways with Canandaigua National. In 1969, when creating Stone Construction Equipment Inc., Arthur S. Hamlin was Alan’s loan officer. Ten years later, George W. Hamlin., IV succeeded Arthur by which time both Stone Construction Equipment and Canandaigua National had grown dramatically and successfully. The board and management of both companies have always believed that effective leadership is based on many principles: like the golden rule, open book - participative management and trust. While most of Alan’s endeavors during his career have involved creating and operating small businesses and local community civic organizations, he (and his wife Sandy) also enjoy travel and adventure which include numerous camping, hiking and hunting experiences with indigenous people in remote parts of the world.  As a result of these travels, Alan’s perspective on human relationships continues to grow. Cultures vary a lot, but effective relationships depend on principles that do not change and are common among different peoples. The Board has determined that Alan’s broad experience and knowledge of both business and human relationships in addition to his dedicated service on the Board, including service as its Chairman for ten years, have demonstrated his knowledge of the business, opportunities, and risks facing the Bank and the Corporation’s other subsidiaries. His demonstrated skill in working with other Board members and management to meet the changing demands and challenges the Corporation will face in the future make him a valuable resource for the Corporation.

Mr. Miller and Mr. Stone have been determined by the Board of Directors to be “independent” directors under the independence standards required of NASDAQ listed companies.

Thomas S. Richards, formerly a Class 2 director, served the Company from 2004 until his resignation on November 10, 2010. Mr. Richards resigned upon assuming the role of Mayor of the City of Rochester. There are no disagreements with management or the Board. The Board of Directors thanks Mr. Richards for his leadership and service provided to the Corporation.

CORPORATE GOVERNANCE

The Corporation’s business, property, and affairs are managed under the direction of our Board of Directors.  Members of our Board are kept informed of our business through discussions with our President and Chief Executive Officer and other officers, by reviewing reports and other materials provided to them, by visiting our offices, and by participating in meetings of the Board and its Committees.  The Board of Directors is committed to employing good business practices, transparency in financial reporting, and the highest level of corporate governance.

The same individuals serve as both Directors of the Corporation and Directors of the Bank.  The Corporation has an Audit Committee, but does not have standing Compensation or Nominating Committees.  These functions are performed by committees of the Board of the Bank.

The Board of Directors of the Corporation held eleven meetings during 2010.  The Board of Directors of the Bank held twelve meetings during 2010.  No incumbent Director of the Corporation attended fewer than 75% of the aggregate of all the meetings of the Boards of Directors and the Committees of which they were members.  Directors are encouraged to attend the Annual Meeting of Shareholders.  All Directors who were serving at the time of the prior year’s annual meeting attended the meeting.

Shareholders, and other interested parties, may communicate with the Board of Directors by sending communications to the attention of Robert G. Sheridan, Secretary, who will forward relevant communications to one or more members of the Board of Directors.

BOARD DIVERSITY

The Board does not have a specific diversity policy.  The Board views diversity broadly to include people who possess a variety of personal and professional experiences, perspectives, and backgrounds.  The Board’s primary consideration is to identify candidates who are ethically sound, demonstrate integrity, and possess the background, experience, and skills that will fulfill the Board’s and the Corporation’s needs and responsibilities at the time a search is being conducted.  The Board does not believe it is appropriate to either nominate or exclude from nomination any individual based upon gender, ethnicity, color, age, or similar factors.

COMMITTEES OF THE BOARD OF DIRECTORS

The following chart shows the composition of the committees of the Board of Directors, the number of meetings held by each committee during 2010, and which directors are “independent” as defined by applicable listing standards of the Marketplace Rules of the NASDAQ Global Market and the Securities and Exchange Commission (the “SEC”).  The Audit Committee of the Board is composed exclusively of directors whom the Board of Directors has determined are independent in accordance with Section 10A of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the independence standards required of NASDAQ listed companies.

Director	Independent	Executive (12 meetings)	Audit/Examining (4 meetings)	Nominating/Corporate Governance (3 meetings)	Compensation (6 meetings)	Asset Review (12 meetings)
Richard C. Fox					X
Daniel P. Fuller	X	Chair			X
Frank H. Hamlin, III						X
George W. Hamlin, IV		X		X	X (non-voting)	X
Stephen D. Hamlin	X		X
Richard P. Miller, Jr.	X			X	Chair
Robert G. Sheridan		X				Chair
Caroline C. Shipley	X	X	Chair	X	X
Sue S. Stewart	X		X	Chair
Alan J. Stone	X				X

DIRECTORS’ COMPENSATION

Directors of the Corporation are also directors of the Bank.  For the year 2010, no compensation was paid to members of the Board of Directors for their service to the Corporation.  For their service as Directors of the Bank, they are paid an annual retainer of $5,000, which may be paid in cash or stock or a combination of cash and stock at each director’s request.   For the year 2010, the Chairman of the Board of Directors of the Bank was paid in cash at the rate of $1,300 for each Board meeting attended, and the remaining members, including employee-directors, were paid in cash at the rate of $1,050 per board meeting attended.  ~~Chairman~~ Chairs of board committees were paid in cash at the rate of $850 per committee meeting attended and the remaining committee members, including employee-directors, were paid in cash at the rate of $600 per committee meeting attended.  All meeting fees are paid in cash when earned.

Name	Fees Earned or Paid in Cash ~~($)~~ ($)*	~~Stock  Awards ($)*~~	Total ($)
Patricia A. Boland#	1,650	~~-~~	1,650
Richard C. Fox	24,800 ~~23,093~~		~~1,707~~ 24,800	~~24,800~~
Daniel P. Fuller	~~33,643~~ 35,350		35,350 ~~1,707~~	~~35,350~~
Frank H. Hamlin, III	33,200	~~-~~	33,200
George W. Hamlin, IV	36,800 ~~35,093~~		~~1,707~~ 36,800	~~36,800~~
Stephen D. Hamlin	25,800	~~-~~	25,800
Richard P. Miller, Jr.	26,900	~~-~~	26,900
Thomas S. Richards##	26,300 ~~24,593~~		~~1,707~~ 26,300	~~26,300~~
Robert G. Sheridan	37,400	~~-~~	37,400
Caroline C. Shipley	34,550 ~~32,843~~		~~1,707~~ 34,550	~~34,550~~
Sue S. Stewart	22,700 ~~20,993~~		~~1,707~~ 22,700	~~22,700~~
Alan J. Stone	25,400 ~~23,693~~		~~1,707~~ 25,400	~~25,400~~
Total	330,850 ~~318,901~~		~~11,949~~ 330,850	~~330,850~~

*

The following directors elected to receive a part of the annual retainer in shares of stock: Richard C. Fox, Daniel P. Fuller, George W. Hamlin, IV, Thomas S. Richards, Caroline C. Shipley, Sue S. Stewart, and Alan J. Stone.  Each director received five shares of Corporation stock with a value of $341.46 per share , which was the average price of the last public sealed bid auction sale of Corporation stock prior to May 3, 2010, the date ~~of payment of~~  the retainer ~~which~~  was ~~made on May 3, 2010~~ paid to directors ..

#

Mrs. Boland did not stand for re-election as director in 2010 and her term expired at the 2010 Annual Meeting of the Corporation.

##

Mr. Richards resigned from the Board of Directors on November 10, 2010, upon assuming the role of Mayor of the City of Rochester, New York.

NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee consists of five Directors, four of whom are independent under the NASDAQ listing standards and are not employees of the Bank.  The members of the Committee are appointed by the Board of Directors each year.  The Committee has adopted the independence standard required of NASDAQ listed companies.  Members of the Committee are as follows:

Richard P. Miller, Jr.	Sue S. Stewart	Caroline C. Shipley	George W. Hamlin, IV

The Nominating and Governance Committee met three times during 2010 to determine personal and professional qualifications for Board of Director candidates.  A current copy of the Charter of the Nominating and Governance Committee is available for review on the Corporation’s website at www.cnbank.com.  The Committee plays an integral role in the selection of new Directors by reviewing the qualifications of candidates, conducting interviews, and making recommendations to the Board of Directors.  In its deliberations, the Nominating and Governance Committee considers the skills represented among the existing Board members and identifies any particular qualifications that might be sought in new Directors for the purpose of augmenting the skills and experience represented on the Board, all in the context of the perceived needs of the Board at that time.  In addition, the Nominating and Governance Committee will consider director candidates recommended by shareholders. Shareholders may submit such recommendations by following the procedures outlined in the “Shareholder Proposals” section of this proxy statement. Thomas Richards, a former member of the Nominating and Governance Committee, resigned from the Board of Directors on November 10, 2010, upon assuming the role of Mayor of the City of Rochester, New York.

AUDIT COMMITTEE

The Audit Committee consists of three Directors who are not employees and are “independent” of the Bank and who are appointed annually by the Board of Directors.  Members of the Committee are:

Caroline C. Shipley	Stephen D. Hamlin	Sue S. Stewart

The Audit Committee met four times during 2010 to supervise external audit, internal audit, and compliance activities of the Corporation and its subsidiaries.  The function of the Committee is to make or cause to be made suitable examinations every year and to ensure that the Corporation’s activities are being conducted in accordance with the law and the banking rules and regulations, and in conformance with established policy.  The Committee works directly with the internal auditor to review audit plans, staffing, and the results of individual audits.  At least annually, the Committee meets in executive session independently with both the internal and external auditors.  In addition, the Audit Committee retains the services of a reputable independent registered public accounting firm.  The Committee receives and reviews the reports of the independent registered public accounting firm and presents them to the Board of Directors with comments and recommendations.  At least once during each twelve-month period, this Committee requires audits of the Trust Department and determines whether an adequate review of the assets in each trust has been made. Thomas Richards, a former member of the Audit Committee, resigned from the Board of Directors on November 10, 2010, upon assuming the role of Mayor of the City of Rochester, New York.

REPORT OF THE AUDIT COMMITTEE

Following is the report of the Audit Committee with respect to the Corporation’s audited financial statements for the fiscal year ended December 31, 2010.

The purpose of the Audit Committee is to assist the Board in its general oversight of the Corporation’s financial reporting, internal controls and audit functions.  The Audit Committee Charter, which is available for review on the Corporation’s website at www.cnbank.com, describes in greater detail the full responsibilities of the Committee.  The Audit Committee is comprised solely of independent directors as defined by applicable SEC rules.  The Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP, the Corporation’s independent registered public accounting firm.  Management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.  KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

In connection with the preparation of the consolidated financial statements for fiscal year 2010, management provided the Committee with, and the Committee reviewed, a report on the effectiveness of the Corporation’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations.  The Committee also reviewed the report of management contained in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC, as well as KPMG LLP’s Report of Independent Registered Public Accounting Firm included in the Corporation’s Annual Report on Form 10-K related to its audit of: (i) the consolidated financial statements and (ii) the effectiveness of internal controls over financial reporting.

The Committee continues to oversee the Corporation’s efforts related to its internal control over financial reporting.  The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61,

“The Auditor’s Communication with Those Charged with Corporate Governance” and PCAOB Auditing Standard No. 5, “An Audit of Internal Control Over Financial Reporting that is Integrated with an Audit of Financial Statements.”  In addition, KPMG LLP has provided the Audit Committee with the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP their firm’s independence.  Based on their review of the consolidated financial statements and discussions with and representations from management and KPMG LLP referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for fiscal year 2010, for filing with the SEC.

THE AUDIT COMMITTEE

Caroline C. Shipley	Stephen D. Hamlin	Sue S. Stewart

The Corporation appointed KPMG LLP as auditors for the fiscal years ended December 31, 2010, and December 31, 2009.   All services provided by the external auditor are pre-approved by the Audit Committee.  The Chair of the Audit Committee may approve engagement of services that arise between Audit Committee meetings.  External auditors are prohibited from providing the following non-audit services:  bookkeeping; financial information systems design and implementation; appraisal or valuation; actuarial services; internal audit outsourcing; management functions or human resources; broker dealer, investment advisor or investment banking; legal or expert services unrelated to the audit; or any other service determined by the Board to be impermissible.  The lead external audit partner and the SEC reviewing partner are required to rotate off the engagement after five years and must stay off the engagement for five years.  Other partners (non-lead, tax or other specialist partners) must rotate after seven years and must stay off the engagement for two years.  The Audit Committee annually evaluates the partners on the account to ensure they meet the rotation requirement.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Corporation’s annual financial statements for 2010 and 2009, and fees billed for other services rendered by KPMG LLP:

	2010	2009
Audit Fees(1)	$265,000	$252,500
Audit-Related Fees	$0	$0
Tax Fees(2)	$40,070	$51,575
All Other Fees	$0	$0
Total Fees	$305,070	$304,075

(1) Audit fees consisted of professional services rendered for the audits of the consolidated financial statements of the Corporation and the audit of Internal Controls over Financial Reporting.

(2) Tax fees consisted of services related to income tax compliance of $39,450 for 2010 and $35,300 for 2009 and tax planning and tax advice of $620 for 2010 and $16,275 for 2009.

Audit Committee Financial Expert:   The Corporation’s Board of Directors does not have a “financial expert” serving on its Audit Committee.  It is the opinion of the Board of Directors that the cumulative experience of the Directors serving on the Audit Committee is adequate to provide appropriate oversight of the audit functions.

Audit Committee Chairperson Caroline C. Shipley has been a director of the Corporation and a member of the Audit Committee for 27 years.  Mrs. Shipley has served as Chair of the Audit Committee from 1985 to 2002 and from 2004 to the present.  Mrs. Shipley has also served as the Treasurer of several local charitable organizations including the First Congregational Church in Canandaigua, New York and the Ontario Children’s Foundation in excess of ten years.  Mrs. Shipley served as Treasurer and Financial Manager of Sonnenberg Gardens from 1973 – 1984. Mrs. Shipley served as a member of the Board of Education of the Canandaigua City School District for 30 years and was President of the Board from 1983 to 1991 and from 2007 to 2009.  During Mrs. Shipley’s tenure, the budget of the Canandaigua City School District grew from $8.9 million in 1979 to $60.7 million in 2009, and as Board member, Mrs. Shipley played an integral part in numerous capital projects including the “Build on Our Excellence” project in 2004 for $17.8 million. Mrs. Shipley was the Financial Manager of Dell Broadcasting WCGR/WLKA from 1985 – 1991.

Audit Committee member Stephen D. Hamlin has been a director of the Bank since 1973 and the Corporation since 1984 and a member of the Audit Committee for 27 years.  Mr. Hamlin was Vice President of Schlegel Corp from 1963 – 1984. He is a retired business and cultural leader and served as Chief Executive Officer of Sonnenberg Gardens from 1996 to 2000.

Audit Committee member Sue S. Stewart has been a director of the Corporation since 2000. Ms. Stewart has served on the Audit Committee since 2010. Ms. Stewart is Sr. Vice President and General Counsel of the University of Rochester since 2003. Ms. Stewart serves as Co-Chair of Trustees for the National Center for Education and the Economy and has served as former Director of the United Way of Greater Rochester.

The Board of Directors of the Corporation provides continuing professional education for its Directors through a series of educational presentations that are made to the full board at board meetings related to financial industry trends and specific information regarding changes in laws and regulations applicable to the Corporation.  In addition, continuing professional education materials relating specifically to contemporary audit issues relating to financial services companies are provided to the Audit Committee members by KPMG LLP.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

George W. Hamlin, IV is the beneficial owner of a 75 percent interest in Canandaigua Aircraft, LLC which is unaffiliated with Canandaigua National Corporation.  From time to time, the Bank charters a plane from Canandaigua Aircraft, LLC for business use by Mr. Hamlin, executive officers, and other employees for time-critical business trips that could not easily be accommodated by commercial airline services.  In 2010, the Bank paid Canandaigua Aircraft, LLC $29,589.57 for charter services.  Use of the aircraft and payments were approved by our Board of Directors and, based upon a competitive analysis of comparable leased aircraft, our Board of Directors determined that the amounts billed for our use of the aircraft were at or below market rates for the charter of similar aircraft.

Through an entity controlled by Richard C. Fox, Mr. Fox is the owner and lessor of the Bank’s Brighton, NY banking office.  The lease is triple-net and commenced in 2002 for 20 years plus two five-year renewal options.  Rent escalates each five-year period commencing in 2007 based upon a combination of predetermined amounts and the consumer price index (CPI).  Total payments made by the Bank to Mr. Fox’s entity for the year ended December 31, 2010, were $225,030.47  In the opinion of management of the Corporation, the terms of the forgoing transaction were no less favorable to the Corporation than those it could have obtained from an unrelated party providing comparable premises. Under the terms of the Stock Purchase Agreement between the Corporation and the selling shareholders of Genesee Valley Trust Company, Richard C. Fox was appointed a Class 2 Director by the Board of Directors in July 2007.  Mr. Fox was first elected as a Class 2 director for a three-year term by the shareholders at the 2008 Annual Meeting and has been nominated to stand for election at the 2011 Annual Meeting for a second three-year term as a Class 2 director.

Richard C. Fox was a shareholder of Genesee Valley Trust Company and has received payments from the Corporation pursuant to the terms of the Stock Purchase Agreement between the Corporation and the shareholders of Genesee Valley Trust Company.  The payments made to Mr. Fox for his stock under the terms of the Stock Purchase Agreement through January 31, 2011 total $39,682.04.  No additional payments are due under the terms of the Stock Purchase Agreement.

Directors and executive officers of the Corporation and their associates are, as they have been in the past, customers of, and have had financial transactions with, the Bank, and additional transactions may be expected to occur in the future between such persons and the Bank or other subsidiaries of the Corporation.  Any loans from the Bank to such persons and their associates, outstanding at any time since the beginning of 2010, were made, in accordance with Federal Reserve Board Regulation O, and Section 13(k) of the Exchange Act, in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated customers of the Bank, and did not involve more than normal risk of collection or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s directors and executive officers, and persons who own more than ten percent of the Corporation’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation’s common stock.  Executive officers, directors, and greater than ten percent shareholders are required by the rules of the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.  To the Corporation’s knowledge, based solely on a review of copies of such reports furnished to the Corporation or written representations that no reports were required, the Corporation believes that the filing requirements of Section 16(a) were satisfied by its Directors and Executive Officers except that:  Robert G. Sheridan filed two Form 4 reports late with respect to two transactions; George W. Hamlin, IV, filed two Form 4 reports late with respect to two transactions; Richard C. Fox filed three Form 4 reports late with respect to three transactions; and Daniel P. Fuller, Caroline C. Shipley, Sue S. Stewart, Alan J. Stone, Joseph L. Dugan, Lawrence A. Heilbronner, Steven H. Swartout, and Gary L. Babbitt each filed one Form 4 report late with respect to one transaction each.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below, as of February 14, 2011, is the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner (“beneficial ownership” as used in this Proxy Statement is defined in Rule 13d-3 under the Exchange Act) of more than 5% of the Corporation's outstanding common stock, the number of shares beneficially owned, and the percentage of the Corporation’s outstanding common stock so owned.

Title of Class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of Class
Common stock	George W. Hamlin, IV, Director, Chairman and Chief Executive Officer 72 South Main Street, Canandaigua, NY	29,567 Shares*	6.26%
Common stock	The Canandaigua National Bank and Trust Company Held in various fiduciary capacities 72 South Main Street, Canandaigua, NY	45,513	9.64%
*Of this number, 10,460 shares may be acquired upon exercise of stock options.

The following table sets forth, as of February 14, 2011, the amount and percentage of the common stock of the Corporation beneficially owned by each Director and each executive officer.  The business address of each of the following Directors and executive officers is 72 South Main Street, Canandaigua, New York.

Name of Owner	Shares of common stock Owned(1)	ESOP Share Ownership	Stock Options	Total(1)	Total Percent of Class
Richard C. Fox Director	5,412			5,412	1.15%
Daniel P. Fuller Director and Vice-Chairman of the Board	685			685	0.15%
Frank H. Hamlin, III Director and President	1,323			1,323	0.28%
George W. Hamlin, IV Director, Chairman and Chief Executive Officer	18,739	368	10,460	29,567	6.26%
Stephen D. Hamlin Director	6,450			6,450	1.37%
Richard P. Miller, Jr. Director	30			30	0.01%
Robert G. Sheridan Director and Secretary, Executive Vice President, Cashier and CRA Officer	313	203	4,365	4,881	1.03%
Caroline C. Shipley Director	568			568	0.12%
Sue S. Stewart Director	155			155	0.03%
Alan J. Stone Director	15,118			15,118	3.20%
Gary L. Babbitt Executive Vice President(2)	-	74	-	74	0.02%
Joseph L. Dugan Executive Vice President(3)	130	46	303	479	0.10%
Lawrence A. Heilbronner Executive Vice President and Chief Financial Officer	318	64	775	1,157	0.25%
Gregory S. MacKay Treasurer and Senior Vice President	481	189	1,077	1,747	0.37%
Steven H. Swartout, Esq. Executive Vice President and General Counsel	470	48	571	1,089	0.23%
The Canandaigua National Bank and Trust Company held in various fiduciary capacities	45,513			45,513	9.64%
All Directors and executive officers as a group (15 individuals) and fiduciary capacities	95,705	992	17,551	114,248	24.20%

(1) Includes shares held directly, as well as shares held jointly with family members,  ~~and shares held in the Corporation’s Employee Stock Ownership Plan~~ and in retirement accounts, in a fiduciary capacity, by certain of the individual's family members, or held by trusts of which the individual is a trustee or substantial beneficiary, with respect to which shares the individual may be deemed to have sole or shared voting or investment powers, and shares which may be acquired under option agreements or pursuant to the automatic termination of a trust, discretionary account or similar arrangement as provided in Exchange Act Rule 13d-3.  Assumes that all currently exercisable options or options exercisable within 60 days issued to the person have been exercised.

 (2) Officer of subsidiary Bank only.

(3) Officer of subsidiary Bank since 2001 and President and CEO of Genesee Valley Trust Company since January 2011.

As of February 14, 2011, the Trust Department of The Canandaigua National Bank and Trust Company (the “Bank”) held in various fiduciary capacities 178,691 shares or 37.85%, of the outstanding shares.  The Trust Department of the Bank has the power to vote 45,513 shares, or 9.64%, of the outstanding shares.  These shares are included within the total set forth in the table above.

EXECUTIVE OFFICER INFORMATION

Name	Position(s)	Age
George W. Hamlin, IV	Chairman, CEO and Trust Officer	69
Frank H. Hamlin, III	President	38
Robert G. Sheridan	Executive Vice President, Secretary, Cashier and CRA Officer	62
Gary L. Babbitt (1)	Executive Vice President	53
Joseph L. Dugan (2)	Executive Vice President	48
Lawrence A. Heilbronner, CPA	Executive Vice President and Chief Financial Officer	45
Steven H. Swartout, Esq.	Executive Vice President and General Counsel	52
(1) Officer of Subsidiary Bank Only.
(2) Officer of Subsidiary Bank since 2001 and President and CEO of Genesee Valley Trust Company since January 2011.

George W. Hamlin, IV.  Information concerning the business experience of Mr. Hamlin, who is also a director of the Corporation, The Canandaigua National Bank and Trust Company, Genesee Valley Trust Company, Hometown Funding, d/b/a CNB Mortgage Company, and Canandaigua National Trust Company of Florida is provided in the section entitled “Election of Directors and Information with Respect to Board of Directors,” which begins on page 2 of this Proxy Statement.  Mr. Hamlin has been continuously employed by the Corporation since its inception and prior to that by The Canandaigua National Bank and Trust Company since 1979.

Frank H. Hamlin, III.  Information concerning the business experience of Mr. Hamlin, who is also a director of the Corporation and The Canandaigua National Bank and Trust Company is provided in the section entitled “Election of Directors and Information with Respect to Board of Directors,” which begins on page 2 of this Proxy Statement.  Mr. Hamlin has been employed as President of The Canandaigua National Bank and Trust Company since January 1, 2011.  Prior to being employed by the Corporation, Mr. Hamlin was of counsel at Croucher, Jones & Johns from July 2007 through December 2010.  Prior to that time, Mr. Hamlin worked as an attorney in private practice from June 2002 – 2007.  Mr. Hamlin received his Bachelor of Political Science, Minor in Psychology in May, 1995 from University of Vermont and his Juris Doctor from Albany Law School of Union University, May 2000.

Robert G. Sheridan.  Information concerning the business experience of Mr. Sheridan, who is also a director of the Corporation, The Canandaigua National Bank and Trust Company, Genesee Valley Trust Company, and Hometown Funding, d/b/a CNB Mortgage Company, is provided in the section entitled “Election of Directors and Information with Respect to Board of Directors,” which begins on page 2 of this Proxy Statement. Mr. Sheridan has been continuously employed as Secretary of the Corporation since 1992 and prior to that by The Canandaigua National Bank and Trust Company since 1971. Mr. Sheridan is currently an Executive Vice President and Cashier of Canandaigua National Bank; a member of the Executive Committee since 1992; serves as Chairman of the Asset Review Committee; CRA Officer and is the President of CNB Mortgage Company. Mr. Sheridan graduated from St. Bonaventure University in 1971 with a B.A. degree in History.

Gary L. Babbitt.  Mr. Babbitt has served as Executive Vice President – Commercial Services of The Canandaigua National Bank and Trust Company since 2008.  Prior thereto, Mr. Babbitt was Senior Vice President – Commercial Services of The Canandaigua National Bank and Trust Company from 2006 to 2007.  Mr. Babbitt has been continuously employed by The Canandaigua National Bank and Trust Company since 1996.  Prior to that time, Mr. Babbitt served as a Commercial Loan Officer with two other financial services companies.  Mr. Babbitt received a Bachelor of Arts in Business Administration and Economics from Grove City College. He is also a graduate of the Bank Administration Institute Graduate School of Bank Management and Sheshunoff Executive Banking Institute.

Joseph L. Dugan.  Mr. Dugan has served as Executive Vice President – Customer Value Management of The Canandaigua National Bank and Trust Company since 2008.  Prior thereto, Mr. Dugan was Senior Vice President – Customer Value Management of The Canandaigua National Bank and Trust Company since 2001.  Mr. Dugan also serves as President and CEO of the Genesee Valley Trust Company since January 2011, where he also serves as a Director since 2008.  Prior to joining Canandaigua National Bank, Mr. Dugan was Vice President and Product Manager at PNC Bank in Pittsburgh, PA.  He also has held positions in retail and commercial banking at PNC Bank, and prior to that, Chase-Lincoln First Bank (now JP Morgan Chase) in Rochester, NY.   Mr. Dugan received his Bachelor of Arts in Economics and English from Bucknell University. Mr. Dugan serves as President of American Cancer Society’s Lakes Region Board of Advisors, as well as a Director on the American Cancer Society’s New York/New Jersey Division Board.

Lawrence A. Heilbronner, CPA.  Mr. Heilbronner has served as Executive Vice President – Finance and Operations, Chief Financial Officer, and Principal Accounting Officer of the Corporation and all subsidiaries from 2007 to the present and Chief Financial Officer of Canandaigua National Trust Company of Florida from 2009 to the present. Mr. Heilbronner was previously Senior Vice President – Chief Financial Officer and Principal Accounting Officer of the Corporation and all

subsidiaries from 2004 to 2007.  Mr. Heilbronner was Vice President – Finance from 1998 to 2004.  Prior to 1998, Mr. Heilbronner was employed by the public accounting firm KPMG, LLP from 1987 to 1998 working in their Rochester, NY and Amsterdam, The Netherlands offices.  Mr. Heilbronner has a Bachelor of Science degree in Accounting from Binghamton University, Magna Cum Laude and graduated Brighton High School.  He is a Certified Public Accountant and an insurance broker, licensed in the State of New York.

Steven H. Swartout, Esq.  Mr. Swartout has served as Executive Vice President and General Counsel of the Corporation, and Executive Vice President – Corporate Risk & General Counsel of The Canandaigua National Bank and Trust Company, from 2007 to the present and Executive Vice President and Trust Officer of Canandaigua National Trust Company of Florida from 2009 to the present. Mr. Swartout is a Director of Genesee Valley Trust Company from 2008 to present.  Mr. Swartout was previously Senior Vice President – Corporate Risk and General Counsel of The Canandaigua National Bank and Trust Company from 2004 to 2007.  Mr. Swartout was employed as Associate General Counsel at The Canandaigua National Bank and Trust Company from 1984 to 1993.  He was a partner in the Rochester, New York law firm Lawrence, Werner, Kesselring, Swartout and Brown, LLP from 1994 to 2000 when he re-joined The Canandaigua National Bank and Trust Company as Vice President and General Counsel.  Mr. Swartout is a graduate of Vermont Law School, Hamilton College, and Canandaigua Academy.  He is licensed to practice law in all New York State courts, United States District Court for the Western District of New York, and United States Bankruptcy Court.  Mr. Swartout is a 2010 graduate of the American Bankers Association Stonier National Graduate School of Banking.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Responsibility

The Compensation Committee is responsible for establishing, reviewing and approving executive officer compensation levels, performing annual reviews of executive officers’ performance, and considering senior leadership succession and development issues and related matters for the Corporation.  The Compensation Committee recommends to the full Board the compensation of the Corporation’s executive officers, including the named executive officers identified in the Summary Compensation Table and other tables (the “Named Executive Officers” or “NEOs”) on the following pages of this Proxy Statement.

The Compensation Committee has a Charter, a current copy of which is available for review on the Corporation’s website at www.cnbank.com.

The Compensation Committee met six (6) times during 2010 to perform annual reviews of executive officers' performance.  Based on the Committee's reviews, recommendations on executive officers' titles and salaries for the upcoming year are made to the Board of Directors for approval.

In this Compensation Discussion and Analysis, “we,” “our,” and “us” refer to the Compensation Committee.

Compensation Philosophy

Our purpose is to act on behalf of the Board of Directors to ensure the existence and implementation of fair and equitable human resource policies and compensation that support the Corporation’s mission, vision, and values.  Through our work, we endeavor to maintain executive compensation that is fair, reasonable, and consistent with the Corporation’s size and the compensation practices of the financial services industry.  The compensation program is also intended to attract, develop, and retain the best available executive officers in key leadership positions to ensure the Corporation’s continued success.

Our goal is to attract, develop and retain high caliber executives who are capable of optimizing the Corporation’s performance for the benefit of its shareholders while maintaining the philosophy of community banking.  The Corporation’s goal as a community bank is to offer its customers extraordinary personal service and to provide a strong commitment to the communities it serves.  The Corporation’s philosophy centers on the belief that community banking is more about relationships than transactions.  As a community bank, the Corporation engages in traditional banking, which derives most of its revenues from lending out core deposits to others in the same community who are engaged in productive and constructive pursuits, which positively and in a sustained way drives the growth of local economies.  The Corporation believes that its philosophy leads to the development of meaningful, long-term relationships with its customers and communities, and we believe this philosophy should be a core element of our executive compensation program.

The goal of the Corporation’s compensation program is to align the interests of the Named Executive Officers (“NEO”) with those of the shareholders; our ultimate focus is on long-term growth and increasing shareholder value, so we believe that a significant portion of an NEO’s compensation should be tied to performance.  We believe in a “pay for performance” approach, and the Corporation’s compensation program contains a mix of base salary and performance based incentive compensation components.  Up to 40% of executive compensation is tied to performance and at risk components.  We consider and emphasize many factors and objectives when measuring the performance of the Corporation and its executives for the prior year and in setting goals and objectives for the coming year.  Our compensation program includes:

•

objectives that drive near term achievement of the Corporation’s budgetary and short-term financial goals;

•

objectives that drive achievement of long-term financial goals as outlined in the Corporation’s strategic plan;

•

objectives that support the values and culture of the Corporation and community banking; and

•

objectives related to the personal development of the Corporation’s executive officers and other employees.

The Role of Executive Officers in Compensation Decisions

The Chief Executive Officer, Chief Financial Officer, and Director of Human Resources each provide us with information and analysis that is used in determining the compensation of the Corporation’s executive officers.

Compensation Committee Methodology

The Chief Executive Officer completes an annual performance assessment for each of the other Named Executive Officers (“NEO”) and recommends a total compensation package for each of the Named Executive Officers.  We review and consider both the CEO’s assessments and his compensation recommendations in our deliberations regarding compensation amounts.  We conduct an annual performance appraisal of the Chief Executive Officer based on evaluation information solicited from each member of the Board of Directors, and recommend to the Board the annual compensation package for the Chief Executive Officer.

In determining the compensation of the Corporation’s Named Executive Officers for 2010, including the compensation of the Chief Executive Officer, we considered a number of quantitative and qualitative performance factors including:

•

the Corporation’s financial performance, including return on equity, return on assets, net interest margin, growth in earnings per share, loan growth, deposit growth, fee income, and revenue from assets under management;

•

the Corporation’s growth;

•

the Corporation’s cumulative shareholder return; and

•

the executive’s role and success in the management of assets, liabilities, capital, liquidity, and risk.

We endeavor to balance the Corporation’s short-term and long-term performance and cumulative shareholder value when establishing performance criteria for each of the Named Executive Officers and for the management team as a group.  In formulating total compensation, we also consider intangible factors such as:

•

the executive’s scope of responsibility;

•

leadership within the Corporation, the community, and the financial services industry; and

•

whether the Corporation, under the executive’s leadership, has been able to serve worthwhile public purposes while enhancing shareholder value.

All of these factors are considered in the context of the market for the Corporation’s products and services, and the complexity and difficulty of managing business risks in the prevailing economic conditions and regulatory environment.  We believe that the total compensation provided to the Corporation’s Named Executive Officers is competitive and provides effective incentives, demonstrated by the Corporation’s continued superior performance.

Details regarding the compensation of each of the Named Executive Officers are set forth in the tables that follow this report.

Peer Groups and Benchmarks

We are authorized to retain outside counsel, experts, and consultants to assist us in performing our functions.  As an additional source of information to assist us in evaluating appropriate compensation levels for the executive officers, we periodically conduct a comparison study of the Corporation’s executive compensation with the executive compensation for comparable positions at companies within the Corporation’s peer group.  The Corporation’s peer group is generally financial institutions having assets between $1 billion and $3 billion with trust departments.  We also use generally available compensation surveys produced by Towers Watson, McLagen an Aon Hewitt Company, formerly Amalfi Consulting, LLC, and CompData Surveys for financial institutions located in New York State, the Mid-Atlantic region, for all U. S. financial institutions, and for the group of financial institutions having less than $5 billion in assets as reference material in evaluating the Named Executive Officers’ compensation.

In 2009 and 2010, we engaged Amalfi Consulting, Inc. to perform a comprehensive review of the Named Executive Officers’ total compensation packages.  As a part of this review, in consultation with Amalfi Consulting and management, we developed a peer group of financial institutions with similar characteristics to the Corporation.  We purposely chose institutions that are better performing (generally, as measured by return on average equity, return on average assets, net interest margin, growth in earnings per share, loan growth, deposit growth, fee income, and revenue from assets under management) than the overall bank marketplace to be consistent with the Corporation’s historical performance.

In 2010, we used the following financial services companies for peer group purposes to evaluate current and future compensation levels:

• ACNB Corporation (ACNB)	• First Financial Corporation (THFF)
• Alliance Financial Corporation (ALNC)	• First of Long Island Corp. (FLIC)
• Arrow Financial Corporation (AROW)	• Horizon Bancorp (HBNC)
• Bancorp Rhode Island, Inc. (BARI)	• LNB Bancorp, Inc. (LNBB)
• Bar Harbor Bankshares (BHB)	• Merchants Bancshares, Inc. (MBTV)
• Camden National Corporation (CAC)	• Metro Bancorp, Inc. (METR)
• Center Bancorp, Inc. (CNBC)	• Orrstown Financial Services, Inc. (ORRF)
• Century Bancorp, Inc. (CNBKA)	• Suffolk Bancorp (SUBK)
• CNB Financial Corporation (CCNE)	• Tompkins Financial Corporation (TMP)
• Community Trust Bancorp, Inc. (CTBI)	• Wainwright Bank and Trust Co. (WSIN)
• First Bancorp, Inc. (FNLC)	• Washington Trust Bancorp, Inc. (WASH)
• First Chester County Corp. (FCEC)

We used the peer group data as a point of reference and comparison only, and not for purposes of establishing or setting a specific level of compensation to be achieved.  Because the roles and duties of executive officers vary from institution to institution, a direct one-to-one comparison is not always possible.  We considered the experience of each of the Corporation’s executive officers, their years of service to the Corporation, and the responsibilities of each officer compared to the officers in the peer group as well as to one another.

Given the limitations associated with comparative pay information, we do not rely as much on benchmarking for setting compensation as we do on the Corporation’s level of performance, the executive officers’ successful management and reaction to economic conditions impacting the Corporation during the year, and their success in positioning the Corporation for continued growth and optimization of shareholder value in the future.

Risk Assessment

In developing the compensation program, we seek to ensure that the program does not promote unnecessary and excessive risk that might threaten the value of the Corporation.  We believe in adhering to a conservative and balanced approach to risk, which we believe is in line with the Corporation’s long-held policies and practices and commitment to maintaining the philosophy of community banking.  We consider the impact the Corporation’s compensation program would have on risk-taking when setting compensation.  In 2010, we engaged Amalfi Consulting, Inc. to perform a comprehensive review of the Corporation’s incentive compensation programs and agreements for all employees based on the following three core principles of sound incentive compensation policies released by the Federal Reserve, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Office of Thrift Supervision:

•

Risk management: provide employees incentives that appropriately balance risk and reward;

•

Internal controls: be compatible with effective controls and risk-management; and

•

Corporate governance: be supported by strong corporate governance, including active oversight of the organization’s board of directors or compensation committee.

The consultant’s review confirmed our conclusion that the Corporation’s incentive plans are, in general, appropriately structured to comply with the intent of the principles of sound incentive compensation policies.

We have assessed the Corporation’s compensation program and have concluded that the existing program does not create risks that would be reasonably likely to have a material adverse effect on the Corporation.  We reviewed the Corporation’s compensation policies and practices regarding potential risks, risk control and identification issues, and the balance of risk against reward.  We also reviewed and considered Amalfi Consulting’s report on our incentive compensation programs.  Based on our review and analysis, we do not believe that the Corporation’s compensation program creates significant risks for the Corporation and we believe that we and the Board are well-positioned to identify and manage any risks that might arise.

As part of our effort to continually monitor and improve the Corporation’s compensation program in view of potential risks, we considered the Corporation’s existing equity compensation program in light of current industry practices and the consultant’s report.  We are recommending approval of the 2011 Omnibus Incentive Plan, which provides for, among other things, the granting of restricted stock and associated full value equity awards or types of awards.  From a risk perspective, restricted stock has both up and downside risk, which would more closely align the Corporation’s equity compensation awards with the equity risks of all shareholders.  Please see Proposal 4 below for information regarding the 2011 Omnibus Incentive Plan.

Elements of Compensation

The Corporation’s executive compensation program has four basic elements:

•

base salary,

•

annual cash short-term incentive compensation,

•

long-term equity-based compensation, and

•

benefits, including retirement, health care, and insurance.

We view each element of compensation as an integral component of the Corporation’s compensation program, which is designed to ensure the Corporation’s long-term success and increase shareholder value while sustaining our community banking mission.

Incentive compensation for the Named Executive Officers is based on a pay-for-performance philosophy that emphasizes performance goals designed to achieve long-term value for the shareholders; therefore, a portion of the Named Executive Officers’ annual and long-term compensation is at risk.  We believe this pay-for-performance culture, balanced by our community banking mission, is one of the principal drivers of the Corporation’s performance.

Base Salary

The Named Executive Officers’ base salaries provide compensation that reflects their role and value to the Corporation and also provides a baseline for computing certain variable, performance-based aspects of their compensation (e.g., annual cash short-term incentive compensation).  We review and adjust the Named Executive Officers’ base salaries each year.  When setting base salary levels, we consider:

•

competitive market conditions;

•

executive compensation at comparable financial institutions;

•

the Corporation’s financial performance; and

•

each individual’s performance for the prior year against the specific goals set for them.

The Corporation’s performance is measured by evaluating the attainment of strategic and financial performance goals for the year and over multiple years, with particular emphasis on earnings per share growth and return on shareholders’ equity.  Although we consider year-to-year changes in stock price in our evaluation of performance, we do not emphasize this factor because we do not believe that short-term fluctuations in stock price necessarily reflect the Corporation’s underlying strength or future prospects, particularly given the thin trading in the Corporation’s stock.  We measure individual performance by evaluating an NEO’s strategic and financial performance goals, as well as the Corporation’s goals for the NEO’s area of operational responsibility, against actual performance.  The Named Executive Officers’ individual performance goals are discussed in more detail in “Annual Short-Term Incentive Pool Compensation” below.  Annual raises are generally limited to an increase each year of an amount approximating the rate of inflation (CPI-W) for the prior year; however, for retention purposes, we will make market rate adjustments as appropriate.

Generally, we believe the base salaries of executive officers should be targeted near the seventy-fifth (75th) percentile of salaries for executives in similar positions with similar responsibilities in comparable financial institutions.  We believe that benchmarking and aligning our Named Executive Officers’ base salaries is a key component of a competitive compensation program.  Other elements of an NEO’s compensation are affected by changes in base salary and providing a competitive total compensation package is essential to achieving our goal of attracting, developing and retaining high caliber executives who are capable of optimizing the Corporation’s performance for the benefit of shareholders while maintaining the philosophy of community banking.

Please see the Summary Compensation Table for the base salaries of the Named Executive Officers.

Annual Short-Term Incentive Pool Compensation

The Corporation’s Annual Short-Term Incentive Pool (“Annual Incentive Pool”) compensation program has played a key role in the development of the Corporation’s pay-for-performance culture.  The purpose of the Annual Incentive Pool program is to focus executives on the importance of team performance in achieving the Corporation’s strategic goals.  For the Annual Incentive Pool, each of the Named Executive Officers has an annual scorecard based on the Corporation’s annual budget and strategic plan.  Each NEO’s scorecard is proposed, in consultation with the CEO, by management and approved by us.

Annual Incentive Pool awards for 2010 were based on the attainment of individual and Corporation-wide performance targets that were capped at an achievement level of 100 points for superior achievement relative to the performance targets.  The numerical point score received by each Named Executive Officer is multiplied by a target percentage rate for each of five separate pools that we establish annually.  Each of the Named Executive Officers is placed in a particular pool based on the executive’s management responsibilities and years of service.  For 2010, the target pool for all executives was 41% of base compensation. The target percentage of base salary is increased by 2% each year until a maximum of 50% is reached.  NEOs with the longest tenure, therefore, will have approximately one-third of their annual cash compensation determined by the achievement of specific annual goals approved by the Board of Directors.

The Annual Incentive Pool formula measures Corporation-wide performance through the Corporation’s return on average assets.  For 2010, the target return on average assets was 0.95%. The actual return on average assets achieved in 2010 was 1.09%.

The annual individual performance targets are based on each Named Executive Officer’s responsibilities.  The Corporation uses a matrix management approach; that is, responsibility for successful business operation and execution of the Corporation’s strategic plans is shared among several of the Named Executive Officers depending on the area of business operation.  In February 2010, we reviewed and approved the Named Executive Officers’ proposed 2010 goals and scorecards as well as their potential cash bonus payments.  The potential cash bonus payments were determined by multiplying an NEO’s base salary for 2010 by a target percentage.  The 2010 target percentage established for each Named Executive Officer is provided below.

Scorecards contain information on the 2010 results for the businesses led by the NEOs using objective metrics, including percentage increases or decreases in the item from the prior year, as well as individual and team performance objectives for the year.  The scorecard information provides the basis for our calculation of an NEO’s potential performance bonus.  The 2010 metrics for the Named Executive officers included, among other things:

•

return on average assets;

•

loan, deposit, and fee revenue growth;

•

expense management;

•

cost of credit (credit write-offs and provisions for credit losses, net of credit recoveries);

•

book value of assets under management; and

•

capital and liquidity management.

The scorecard also includes information on qualitative measures, such as client service, teamwork and partnership, participation in executive development programs, development of personnel, producing results with integrity, and leadership, as well as information on prior years’ compensation and market compensation data.

In the current economic and regulatory environment, the Board anticipates that there may be unforeseen factors that may alter the performance targets, or make the initial performance targets unattainable.  Therefore, the Board may, in its discretion, adjust performance targets for material non-recurring events, for one-time, non-recurring, or extraordinary events or for any other reason that the Board deems appropriate.  All determinations regarding the achievement of any performance goals or objectives and the amount of any individual awards are made by the Board, in its discretion, and are based upon our recommendations.

It is expected that each of the Named Executive Officers will be able to achieve the mid-point or higher of the targeted level of performance each year.  The performance targets are designed to be challenging and we believe that the complete satisfaction of the targets will not be achieved all of the time.  Historically, our Named Executive Officers have achieved between 70% and 95% of their targets; however, at times, certain executives have reached or exceeded their targets levels and have received corresponding payouts and at our discretion or the CEO’s, adjustments may be made to targets during the year in response to immediate corporate or personal considerations. Such adjustments rarely exceed 15%.  The following table provides each

NEO’s (i) performance, expressed as a percentage, relative to his scorecard, (ii) target percentage as a percentage of base salary, (iii) bonus payment as a percentage of base salary, and (iv) bonus payment, each in connection with an NEO’s performance in 2008, 2009, and 2010.

Annual Short-Term Incentive Pool Compensation
Named Executive Officer	Year	Performance Relative to Scorecard	Target Percentage (as a percentage of base salary)	Bonus Payment (as a percentage of base salary)	Bonus Payment
George W. Hamlin, IV	2010 2009 2008	94.0% 95.0% 94.5%	41% 39% 37%	43.4% 39.3% 39.8%	$173,909 $147,403 $137,108
Robert G. Sheridan	2010 2009 2008	81.0% 88.0% 90.0%	41% 39% 37%	37.4% 36.4% 37.9%	$77,260 $74,132 $73,306
Gary L. Babbitt	2010 2009 2008	68.5% 73.0% 76.2%	41% 21% 19%	31.7% 17.1% 18.4%	$63,162 $29,389 $30,725
Joseph L. Dugan	2010 2009 2008	80.1% 70.5% 85.5%	41% 39% 37%	37.0% 29.2% 36.0%	$76,402 $59,390 $60,213
Lawrence A. Heilbronner, CPA	2010 2009 2008	93.4% 85.0% 90.8%	41% 39% 25%	43.2% 35.2% 27.4%	$91,677 $71,605 $49,620
Gregory S. MacKay	2010 2009 2008	79.0% 76.0% 65.0%	41% 39% 37%	32.3% 29.6% 23.9%	$50,649 $45,780 $58,567
Steven H. Swartout, Esq.	2010 2009 2008	84.0% 65.0% 82.0%	41% 39% 25%	38.8% 26.9% 24.7%	$80,122 $54,757 $43,074

Between 85% and 90% of cash bonuses, if paid, are paid within the first month of the succeeding fiscal year and the remaining amount, if any, is paid upon finalization of the Corporation’s audited financial statements.  If the initial bonus payment exceeds the finalized total bonus, the executive officer is required to repay the excess.

As reported in the Annual Report and Form 10-K, the Corporation performed better than its peer group in 2010.  Loan, deposit, and fee revenue growth were strong, expenses were well managed, credit losses were minimal, book value of assets under management increased, and capital and liquidity levels were very strong.  The Corporation’s return on average assets, as measured in the FDIC Uniform Bank Holding Company reports through the third quarter of 2010, was in the 84th percentile of all bank holding companies having $1-3 billion in assets.  Each of the NEO’s met their target levels on a majority of their performance targets and, for these reasons, in January 2011, the Board accepted our recommendation to award preliminary Annual Incentive Pool cash bonuses to the CEO and the other Named Executive Officers in accordance with the information set forth above.

Long-Term Equity-Based Compensation

Long-term equity-based compensation is an important component of the Corporation’s compensation program because it has the effect of retaining talented executives who might otherwise move to other financial institutions.   Long-term equity-based compensation also aligns the executive’s financial interests with those of the shareholders and rewards the achievement of the Corporation’s long-term goals.

Stock Appreciation Rights (“SARs”)

Approximately 10% of each Named Executive Officer’s total compensation is directly tied to the long-term appreciation of the Corporation’s stock through the grant of SARs.  SARs represent the right to receive payment in cash or stock equal to the amount, if any, by which the market value per share of the Corporation’s common stock on the date of exercise exceeds the SAR’s grant price.  To comply with the provisions of Section 409A of the Internal Revenue Code of 1986 (the “Code”), which required restatement of existing non-qualified, deferred compensation programs by December 31, 2008, the Corporation restated its non-qualified 1989 Incentive Stock Option Plan.  The restated plan (the “Stock Appreciation Rights Plan”) provides the Corporation with the ability to issue SARs.  All of the NEOs except Mr. MacKay participate in the Stock Appreciation Rights Plan.

Long-Term SARs are exercisable at the later of 55 years of age or 15 years of tenure or at normal retirement age (65) and represent approximately 60% of an annual SAR award.  Medium-Term SARs are exercisable after five years or at retirement and represent approximately 40% of an annual SAR award.  For 2010, we set the potential award for the executives eligible to receive SARs at approximately 10% of the participants’ aggregate total base compensation as of the beginning of the year.  The SARs are allocated in accordance with (a) the level of impact the executive has or can have on long-term shareholder value and (b) the executive’s level of decision-making responsibility.  For 2010, the Named Executive Officers were allocated 72% of the total possible SARs for the year.  The amount of potential awards for a year is determined by multiplying the total base compensation of those executives participating in the Stock Appreciation Rights Plan by the percentage amount we identified as appropriate for that year and dividing that result by the prior year-end’s weighted fair value of awards.

The actual number of awards earned by each of the Named Executive Officers is determined at year end by reference to an award grid using budgeted and actual return on beginning equity for the year.  For 2010, the budgeted return on beginning equity goal was 14.15%.  The return on beginning equity achieved was 15.98%.  For each one percentage point actual return on beginning equity is greater than budgeted return on beginning equity, the number of awards in the pool is increased by 25%.  For each one percentage point actual return on beginning equity is less than budgeted return on beginning equity, the number of awards in the pool is decreased by 16.7%.  The number of awards determined in this formula is multiplied by the percentage of the pool allocated to each executive officer to determine each officer’s award.  The officer receives sixty percent (60%) of the award in the form of Long-Term SARs and forty percent (40%) in the form of Medium-Term SARs.

SARs have historically been granted at the regularly scheduled February meeting of the Board of Directors.  The Corporation does not backdate SARs or grant any rights retroactively.  The SARs are granted “at the money” at fair market value on the first day of the year following the performance year.  Because the Corporation’s capital stock is not listed on an exchange, the market value of the SAR awards is determined using the average of the last public auction price available as of the close of business at the prior year end preceding the date of the Board meeting at which awards are made.  Executive officers are required to return cash and equity incentive awards if the relevant performance targets upon which the awards are based are ever restated or otherwise adjusted in a manner that would reduce the size of the award.

Please see the Summary Compensation Table and the other accompanying compensation tables for more information regarding the Named Executive Officers’ SAR awards. Details on the outstanding SARs are set forth in the notes to the Corporation’s financial statements.

Stock Options

The Corporation adopted a stock option plan in 1998 permitting the issuance of 48,000 (16,000 pre-split) shares of common stock to members of the Corporation’s management team.  All options were issued as of 2004 and, under the terms of the Plan, additional options may not be granted.  The stock option plan was replaced in 2005 with the issuance of phantom stock awards and SARs which, as a result of the provisions of §409A of the Code were replaced for grants after January 1, 2009, with Medium-Term SARs and Long-Term SARs as set forth above.

Please see the compensation tables below for details regarding the Named Executive Officer’s outstanding options and exercise of options.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	48,000	$173.71	0
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	48,000	$173.71	0

New Omnibus Incentive Plan

The existing plan providing for awards of SARs and stock options does not provide the Compensation Committee and the Board with sufficient flexibility to design appropriate incentive compensation plans to ensure fair and equitable compensation programs that will enable the Corporation to attract, develop, and retain the best available officers in key leadership positions and ensure the Corporation’s continued success.  Please see the disclosure regarding the proposed new Omnibus Incentive Plan under Proposal 4 below.

Defined Contribution Profit Sharing 401(k) Plan and Roth 401(k) Plan

The Bank has maintained a Defined Contribution Profit Sharing 401(k) Plan for many years covering all Bank employees who meet the plan’s one-year service eligibility requirement.  The plan is a safe harbor prototype plan with a required minimum annual employer contribution of 3% of eligible compensation.  The Bank’s Board of Directors may make additional discretionary contributions to the plan based upon the Bank’s performance.  The Bank also maintains a Roth 401(k) plan covering all Bank employees who meet that plan’s one-year service eligibility requirement.  The Corporation makes no contribution to this plan but has provided it to its employees to encourage long-term retirement planning and to provide useful programs for retirement saving.

Supplemental Executive Retirement Plans (SERPs)

Annual contributions by the Bank to the Defined Contribution Profit Sharing Plan are primarily determined based on the base salary of the individual plan participants.  Because the Named Executive Officers do not receive contributions to their profit sharing accounts at the same rate as they would if they were not restricted to base salary increases approximating the rate of inflation (CPI-W) for the prior year, or capped by the Code, the Corporation provides supplemental executive retirement plans (“SERPs”).  The SERPs provide executives with a higher benefit than they would receive solely through the Defined Contribution Profit Sharing Plan and we have historically maintained the SERPs as an additional means of attracting and retaining high caliber executives.

Supplemental Executive Retirement Plan #1 (“SERP #1”) is an unfunded, nonqualified, deferred compensation plan that accrues to the participants an amount equal to what would have been payable as an annual profit sharing contribution based on each participant’s salary if it were not for the cap imposed by §415(c)(1)(A) of the Code.  Accrued amounts are then credited with earnings over time based on the performance of the Corporation’s Defined Contribution Profit Sharing Plan.  Participants are entitled to receive the vested portion of their account on their retirement, voluntary termination or termination without cause, disability or death.

Supplemental Executive Retirement Plan #2 (“SERP #2”) is an unfunded, nonqualified, deferred compensation plan that accrues to the participants an amount equal to the difference between the annual management base salary increase cap percentage and the increase percentage each participant would have received based upon the annual performance appraisal at the participant’s grade and quintile.  Accrued amounts are then credited with earnings over time based on the performance of the Corporation’s Defined Contribution Profit Sharing Plan.  Participants are entitled to receive the vested portion of their account on their retirement, voluntary termination or termination without cause, disability or death.

Benefits: Employee Stock Ownership Plan, Health Insurance, Life Insurance; Disability Insurance

Employee Stock Ownership Plan

The Corporation maintains an Employee Stock Ownership Plan (“ESOP”) covering all of the Corporation’s employees.  We believe that every employee should have some stock ownership in the Corporation, and this ESOP permits the attainment of that objective through a qualified deferred plan.  Contributions to the ESOP are made at the Board’s discretion and have averaged approximately 1% of the total eligible payroll of the Corporation and its subsidiaries for each of the years the ESOP has been in existence.  Individual account allocations are based on each participant’s annual base compensation.  Each participant receives a percentage of the Corporation’s contribution equal to the participant’s annual base compensation divided by the aggregate base compensation of all participants.  Participants are entitled to receive the vested portion of their account on their retirement, termination, disability or death.

Health Insurance

The Bank offers group health insurance (single, two-person, and family plans) through a health insurance company to all employees, and pays approximately 50% of full-time employees’ premiums.   In addition, in connection with certain plans, the Bank makes contributions to full-time employees’ Health Savings Accounts.  The Bank also previously made contributions to full-time employees’ Health Reimbursement Accounts, but the Bank discontinued the Health Reimbursement Accounts on December 31, 2010.

Life Insurance

The Bank maintains an employer-paid group life insurance plan for full-time employees with benefits equal to three times an employee’s base salary.  Certain executives are included in a “carve-out” group and are provided with individually owned life insurance policies in the amount of three times estimated future base salary in addition to the group plan.  Premiums for those in the carve-out group are paid to the employee as a taxable bonus.  The premiums paid to the NEOs as taxable bonuses are shown as “All Other Compensation” in the Summary Compensation Table.

Short- and Long-Term Disability Insurance

All employees are covered by short-term disability insurance that provides each employee, including the Named Executive Officers, with 100% of their base salary for a period of six months.  The Bank maintains or self-insures long-term disability coverage for full-time employees in the amount of 60% of base salary through normal retirement age.

Perquisites and other Personal Benefits

In addition to the basic elements of compensation, the Corporation provides the Named Executive Officers with perquisites that we believe are reasonable and consistent with the Corporation’s overall compensation program and enhance the Corporation’s ability to attract and retain employees for key positions.  The Named Executive Officers receive perquisites including dues to health clubs and payment of fees for golf club memberships, which provide opportunities for business development activities and demonstrate the Corporation’s philosophy of community involvement in the markets in which we do business.

The Named Executive Officer’s perquisites are, in the aggregate, not in excess of $5,000 per NEO and are shown in summary in the Summary Compensation Table below as “All Other Compensation.”

Potential Payments Upon Termination or Change-in-Control

Generally, there are no written employment agreements, termination of employment agreements, or change in control agreements for any of the Named Executive Officers.  As part of its recruitment of Joseph L. Dugan, however, the Corporation entered into an employment agreement with him that provides that Mr. Dugan will be paid six months’ base salary in the event he is involuntary terminated from the Bank.

The terms of the Stock Appreciation Rights Plan, the Stock Option Plan, Supplemental Executive Retirement Plan #1, Supplemental Executive Retirement Plan #2, the ESOP, and the Defined Contribution Profit Sharing 401(k) Plan provide the covered Named Executive Officers with the retirement, death, disability, termination, and change of control benefits as described for each plan below.  A table setting forth the estimated potential payments to each of the Named Executive Officers follows the descriptions.

Stock Appreciation Rights Plan

Pursuant to the terms of the Stock Appreciation Rights Plan, upon termination of a participant’s employment with the Corporation and all subsidiaries, each SAR previously granted to him shall expire; provided, however, if: (i) his employment was terminated after he reached normal retirement age (age 65); (ii) his employment was terminated because of his death; or (iii) we determine, in our discretion, that his employment was terminated without cause at early retirement prior to age 65, or because he suffered a permanent disability or due to extraordinary circumstances, the SAR shall terminate at such time as we determine.

Stock Option Plan

Pursuant to the terms of the Stock Option Plan, a participant may exercise a Non-Qualified Stock Option (“NSO”) granted to him no earlier than the date specified in the NSO agreement; provided, however, upon retirement (termination of employment on or after a participant reaches age 55) the Corporation has the discretionary authority to accelerate, within the original term of the NSO, the time at which the NSO may be exercised, unless such acceleration would cause the NSO to fail to satisfy the stock right exemption from §409A of the Code.  By the terms of the Stock Option Plan:

•

if a participant’s employment with the Corporation and all subsidiaries terminates for any reason, any NSO granted to him which is not yet exercisable on his termination date under the terms of the NSO agreement and the Plan expires on his termination date;

•

if a participant’s employment with the Corporation and all subsidiaries is terminated for cause, any NSO granted to him which is exercisable on his termination date under the terms of the NSO agreement and the Plan expires on his termination date (for this purpose, “terminated for cause” means termination by the Corporation or a subsidiary which resulted from willful acts, or failure to act, by the participant that is detrimental to the Corporation or any of its subsidiaries);

•

if a participant’s employment with the Corporation and all subsidiaries terminates by reason of death, permanent disability or retirement, any NSO granted to him which is exercisable on his termination date under the terms of the NSO agreement and the Plan may be exercised by the participant (or in the event of the participant’s death by his personal representative) no later than the date one year after his termination date; or

•

if a participant’s employment with the Corporation and all subsidiaries terminates for any reason other than death, permanent disability, retirement, or cause, any NSO granted to him which is exercisable on his termination date under the terms of the NSO agreement and the Plan may be exercised by the participant (or in the event of the participant’s death by his personal representative) no later than the date six months after his termination date.

Supplemental Executive Retirement Plan #1

Pursuant to the terms of the Supplemental Executive Retirement Plan #1, each participant shall be fully vested in a percentage of his account equal to his vested percentage in that portion of his account under the Defined Contribution Profit Sharing 401(k) Plan attributable to Bank contributions.  Any portion of a participant’s account which is not vested as of his separation from service shall be forfeited on that date.

Supplemental Executive Retirement Plan #2

Pursuant to the terms of the Supplemental Executive Retirement Plan #2, each participant shall be fully vested in a percentage of his account equal to his vested percentage in that portion of his account under the Defined Contribution Profit Sharing 401(k) Plan attributable to employer contributions.  Any portion of a participant’s account which is not vested as of his separation from service shall be forfeited on that date.

Employee Stock Ownership Plan and Profit Sharing/401(k) Plan.

All of the Named Executive Officers are, under the terms of the respective plans, as a result of their tenure, 100% vested in all plan balances and would be entitled to 100% of the accrued balance in the individual accounts held for their benefit in the event of termination of employment for any reason.

Estimated Potential Plan Payments Upon Termination or Change in Control

(in dollars)

Mr. George Hamlin

Name of Plan	Voluntary Termination	Early Retirement*	Normal Retirement*	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Stock Appreciation Rights Plan	174,837	N/A	N/A	275,613	-	275,613	275,613
Stock Option Plan	2,295,423	N/A	N/A	2,295,423	2,295,423	2,295,423	2,295,423
SERP #1	442,024	N/A	N/A	442,024	-	442,024	442,024
SERP #2	135,641	N/A	N/A	135,641	-	135,641	135,641
ESOP	150,833	N/A	N/A	150,833	150,833	150,833	150,833
Profit Sharing/401(k)	1,781,552	N/A	N/A	1,781,552	1,781,552	1,781,552	1,781,552
Short – Term Disability	-	N/A	N/A	-	-	200,182	-
Long – Term Disability	-	N/A	N/A	-	-	-	-

*Mr. Hamlin is 69 Years Old.

Estimated Potential Plan Payments Upon Termination or Change in Control - continued

(in dollars)

Mr. Sheridan

Name of Plan	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Stock Appreciation Rights Plan	95,199	150,138	150,138	150,138	-	150,138	150,138
Stock Option Plan	880,070	880,070	880,070	880,070	880,070	880,070	880,070
SERP #1	-	-	-	-	-	-	-
SERP #2	61,575	61,575	61,575	61,575	-	61,575	61,575
ESOP	83,255	83,255	83,255	83,255	83,255	83,255	83,255
Profit Sharing/401(k)	1,133,821	1,133,821	1,133,821	1,133,821	1,133,821	1,133,821	1,133,821
Short – Term Disability	-	-	-	-	-	103,205	-
Long – Term Disability	-	-	-	-	-	452,292	-

Mr. Babbitt

Name of Plan	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Stock Appreciation Rights Plan	-	-	100,831	100,831	-	100,831	100,831
Stock Option Plan	-	-	-	-	-	-	-
SERP #1	-	-	-	-	-	-	-
SERP #2	3,086	3,086	3,086	3,086	-	3,086	3,086
ESOP	30,131	30,131	30,131	30,131	30,131	30,131	30,131
Profit Sharing/401(k)	191,582	191,582	191,582	191,582	191,582	191,582	191,582
Short – Term Disability	-	-	-	-	-	99,769	-
Long – Term Disability	-	-	-	-	-	1,475,050	-

Mr. Dugan

Name of Plan	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Severance	-	-	-	101,750	-	-	-
Stock Appreciation Rights Plan	-	-	123,761	123,761	-	123,761	123,761
Stock Option Plan	27,128	342,772	342,772	342,772	-	342,772	342,772
SERP #1	-	-	-	-	-	-	-
SERP #2	16,448	16,448	16,448	16,448	-	16,448	16,448
ESOP	18,858	18,858	18,858	18,858	18,858	18,858	18,858
Profit Sharing/401(k)	188,948	188,948	188,948	188,948	188,948	188,948	188,948
Short – Term Disability	-	-	-	-	-	103,205	-
Long – Term Disability	-	-	-	-	-	2,214,977	-

Mr. Heilbronner

Name of Plan	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Stock Appreciation Rights Plan	-	-	116,272	116,272	-	116,272	116,272
Stock Option Plan	158,868	317,090	317,090	317,090	158,868	317,090	317,090
SERP #1	-	-	-	-	-	-	-
SERP #2	9,925	9,925	9,925	9,925	-	9,925	9,925
ESOP	25,985	25,985	25,985	25,985	25,985	25,985	25,985
Profit Sharing/401(k)	227,471	227,471	227,471	227,471	227,471	227,471	227,471
Short – Term Disability	-	-	-	-	-	106,205	-
Long – Term Disability	-	-	-	-	-	2,580,694	-

Estimated Potential Plan Payments Upon Termination or Change in Control - continued

(in dollars)

Mr. MacKay

Name of Plan	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Stock Appreciation Rights Plan	-	-	-	-	-	-	-
Stock Option Plan	251,052	251,052	251,052	251,052	251,052	251,052	251,052
SERP #1	-	-	-	-	-	-	-
SERP #2	6,674	6,674	6,674	6,674	-	6,674	6,674
ESOP	-	-	-	-	-	-	-
Profit Sharing/401(k)	-	-	-	-	-	-	-
Short – Term Disability	-	-	-	-	-	-	-
Long – Term Disability	-	-	-	-	-	-	-

Mr. Swartout

Name of Plan	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Stock Appreciation Rights Plan	-	-	117,149	117,149	-	117,149	117,149
Stock Option Plan	105,174	263,396	263,396	263,396	105,174	263,396	263,396
SERP #1	-	-	-	-	-	-	-
SERP #2	9,762	9,762	9,762	9,762	-	9,762	9,762
ESOP	19,406	19,406	19,406	19,406	19,406	19,406	19,406
Profit Sharing/401(k)	177,345	177,345	177,345	177,345	177,345	177,345	177,345
Short – Term Disability	-	-	-	-	-	103,205	-
Long – Term Disability	-	-	-	-	-	1,703,645	-

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Corporation’s Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement.  Based on the Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.  The foregoing report on executive compensation for 2010 is provided by the following directors, who constitute the Compensation Committee:

THE COMPENSATION COMMITTEE

Daniel P. Fuller	Alan J. Stone	Richard C. Fox
Richard P. Miller, Jr., Chair	Caroline C. Shipley	George W. Hamlin, IV (non-voting)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

George W. Hamlin, IV, Chairman and CEO of the Corporation and the Bank, served as a non-voting member of the Compensation Committee during 2010.  The non-employee director members of the Compensation Committee meet in executive session, outside the presence of management, to consider and recommend the compensation of the CEO and other officers.  As noted above, Mr. Hamlin makes recommendations regarding the compensation of other Named Executive Officers.

SUMMARY COMPENSATION TABLE

Name	Year	Salary ($)	~~Stock Awards ($)~~	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George W. Hamlin, IV President & CEO	2010 2009 2008	400,363 375,000 344,262	~~1,580(2) -~~	157,093 137,108 107,246	165,655 70,305 52,820	~~87,085~~ 88,792(2) 86,999 (3) ~~85,419(4)~~ 86,818( ~~5)~~ 4)	~~810,196~~ 811,903 669,412 591,146
Robert G. Sheridan Secretary	2010 2009 2008	206,409 203,500 193,266	~~- -~~	79,904 73,307 58,870	13,016 10,389 7,502	74,841  ~~(6~~ (5) 74,013( ~~[7]~~ [6] ) 70,347( ~~8)~~ 7)	374,170 361,209 ~~326,584~~ 329,985
Gary L. Babbitt Executive Vice President(1)	2010 2009 2008	199,538 172,077 167,000	~~- - -~~	29,389 30,725 16,628	1,721 943 422	37,497 34,547 32,495	268,145 238,292 216,545
Joseph L. Dugan Executive Vice President( ~~9)~~ 8)	2010 2009 2008	206,409 203,500 167,102	~~- - -~~	101,664 67,588 59,900	5,071 3,719 2,600	35,634 31,708 31,140	348,778 306,515 260,742
Lawrence A. Heilbronner Executive Vice President & CFO	2010 2009 2008	212,410 203,500 181,282	~~- - -~~	85,460 55,964 43,045	3,681 2,518 1,623	~~33,977~~ 34,017 31,605 31,082	335, ~~528~~ 568 293,587 257,032
Gregory S. MacKay Treasurer	2010 2009 2008	156,770 154,560 150,000	~~- - -~~	45,780 58,867 35,692	606 552 326	38,281 38,431 32,541	241,437 252,410 218,559
Steven H. Swartout, Esq. Executive Vice President	2010 2009 2008	206,409 203,500 174,015	~~- - -~~	62,146 43,014 31,509	3,595 2,468 1,599	35,401 32,489 28,793	307,551 281,471 235,916

(9)

Officer of subsidiary Bank only.

~~(2)~~

~~Mr. Hamlin elected to receive a part of the annual retainer he was paid as a director of the Corporation for 2009 in shares of stock.  Mr. Hamlin received five shares of the Corporation’s common stock with a value of $315.91 per share, which was the average price of the last public sealed bid auction sale of Corporation stock prior to the date of payment of the retainer for 2009.~~

(3)

Includes $ ~~35,093~~ 36,800 in director fees earned or paid in cash, which is also disclosed in the “Directors’ Compensation” table above.

(4)

Includes $ ~~34,620~~ 36,200 in director fees earned or paid in cash ~~, which is also disclosed in the “Directors’ Compensation” table above~~ during 2009 ..

(5)

Includes $37,100 in director fees earned or paid in cash ~~, which is also disclosed in the “Directors’ Compensation” table above~~ during 2008 ..

(6)

Includes $37,400 in director fees earned or paid in cash, which is also disclosed in the “Directors’ Compensation” table above.

(7)

Includes $36,200 in director fees earned or paid in cash ~~, which is also disclosed in the “Directors’ Compensation” table above~~ during 2009 ..

(8)

Includes $34,000 in director fees earned or paid in cash ~~, which is also disclosed in the “Directors’ Compensation” table above~~ during 2008 ..

(9)

Officer of subsidiary Bank since 2001 and President and CEO of Genesee Valley Trust Company since January ~~,~~ 2011.

SUMMARY COMPENSATION TABLE - continued
All Other Compensation Detail
Name	Year	Defined Contribution Profit Sharing & 401(k) Plan ($)	Employee Stock Ownership Plan ($)	Director Fees Earned or Paid in Cash ($)	Life Insurance ($)	Other ($)
George W. Hamlin, IV	2010 2009 2008	33,130 32,036 31,343	2,399 2,356 2,437	~~35,093 34,620~~ 36,800 36,200 37,100	15,938 15,938 15,938	525 469 -
Robert G. Sheridan	2010 2009 2008	28,880 28,142 27,459	2,057 1,980 2,040	37,400 36,200 34,000	2,655 5,351 3,447	3,849 2,340 3,401 -
Gary L. Babbitt	2010 2009 2008	24,291 23,854 20,883	1,750 1,711 1,569	- - -	6,790 6,642 6,642	4,666 2,340 3,401
Joseph L. Dugan	2010 2009 2008	28,579 25,013 24,394	2,072 1,712 1,763	- - -	4,983 4,983 4,983	- - -
Lawrence A. Heilbronner	2010 2009 2008	28,600 26,484 25,905	2,040 1,857 1,913	- - -	3, ~~337~~ 377 3,264 3,264	- - -
Gregory S. MacKay	2010 2009 2008	23,172 23,449 20,810	1,625 1,536 1,556	- - -	11,379 11,379 10,175	2,105 2,067 2,004
Steven H. Swartout	2010 2009 2008	28,579 25,101 24,379	2,033 1,782 1,836	- - -	2,578 2,578 2,578	2,211 2,028 3,178

GRANTS OF PLAN-BASED NON-EQUITY AWARDS FOR 2010

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
George W. Hamlin, IV	1/1/10	-	98,489	164,149
Robert G. Sheridan	1/1/10	-	50,777	84,628
Gary L. Babbitt	1/1/10	-	27,536	45,894
Joseph L. Dugan	1/1/10	-	50,777	84,628
Lawrence A. Heilbronner	1/1/10	-	52,253	87,088
Gregory S. MacKay	1/1/10	-	38,565	64,276
Steven H. Swartout	1/1/10	-	50,777	84,628

GRANTS OF PLAN-BASED STOCK AWARDS 2010 (1) ~~– continued~~

Name	Grant Date	Estimated Future Award Payout-LTS related (#)	Estimated Future Award Payout-MTS related (#)	Exercise or Base Price of Awards ($)	Full Grant Date Fair Value of Awards ($)
George W. Hamlin, IV	1/1/2010	709	473	327.12	19,302
Robert G. Sheridan	1/1/2010	477	318	327.12	12,982
Gary L. Babbitt	1/1/2010	477	318	327.12	12,982
Joseph L. Dugan	1/1/2010	477	318	327.12	12,982
Lawrence A. Heilbronner	1/1/2010	477	318	327.12	12,982
Gregory S. MacKay	n/a	n/a	n/a	n/a	n/a
Steven H. Swartout	1/1/2010	477	318	327.12	12,982

(1) Represents awards granted under the Company’s Incentive Stock Plan.

For additional information regarding awards under the Corporation’s incentive compensation plans, see note 14 “Stock-Based Compensation Plans” to the Consolidated Financial Statements in the 2010 Annual Report.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)
George W. Hamlin, IV	2,794	-	120.17	n/a
	1,113	-	145.73	n/a
	1,794	-	150.28	n/a
	1,728	-	157.64	n/a
	1,770	-	171.88	n/a
	1,261	-	293.85	n/a

Robert G. Sheridan	433	-	145.73	9/11/2013
	1,077	-	150.28	9/11/2013
	1,035	-	157.64	9/11/2013
	1,062	-	171.88	9/11/2013
	758	-	293.85	9/11/2013

Gary L. Babbitt	-	-	-	-

Joseph L. Dugan	-	621	157.64	12/2/2027
	-	637	171.88	12/2/2027
	303	455	293.85	12/2/2027

Lawrence A Heilbronner	204	-	120.17	4/13/2030
	207	312	157.64	4/13/2030
	212	319	171.88	4/13/2030
	152	227	293.85	4/13/2030
Option Awards - continued

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)

Gregory S. MacKay	1,077	-	150.28	8/3/2014

Steven H. Swartout	207	312	157.64	10/17/2023
	212	319	171.88	10/17/2023
	152	227	293.85	10/17/2023

(1) These awards have no stated expiration date.  The date presented is the holder’s 65th birthday, assumed to be normal retirement age, except in the case of Mr. Hamlin who has passed his 65th birthday.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END ~~– continued~~

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

George W. Hamlin, IV	245	5,661
	312	13,487
	116	6,812
	215	14,506
	1,072	60,311

Robert G. Sheridan	147	3,397
	187	8,092
	78	4,580
	145	9,783
	517	29,086

Gary L. Babbitt	468	20,230
	195	11,450
	362	24,424
	795	44,727

Joseph L. Dugan	368	8,491
	468	20,230
	195	11,450
	576	38,863
	795	44,727

Lawrence A Heilbronner	368	8,491
	468	20,230
	195	11,450
	465	31,373
	795	44,727

Gregory S. MacKay	-	-

Steven H. Swartout	368	8,491
	468	20,230
	195	11,450
	478	32,251
	795	44,727

(1) Represents Long-Term SARs and Medium-Term SARs granted under the Corporation’s Incentive Stock Plan

OPTION EXERCISES AND STOCK VESTED
Stock Options(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
George W. Hamlin, IV	990	231,264	-	-
Robert G. Sheridan	-	-	-	-
Gary L. Babbitt	-	-	-	-
Joseph L. Dugan	-	-	-	-
Lawrence A. Heilbronner	-	-	-	-
Gregory S. MacKay	-	-	-	-
Steven H. Swartout	-	-	-	-

(1) Value realized upon vesting is calculated using the estimated fair value of the award on the date the award vested as the difference between the fair value of Stock upon exercise of $353.77 per share and the options’ grant price of $120.17 per share.

STOCK AWARD EXERCISES AND STOCK VESTED
Stock Options(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
George W. Hamlin, IV	-	-	709	11,805
Robert G. Sheridan	-	-	477	7,942
Gary L. Babbitt	-	-	-	-
Joseph L. Dugan	-	-	-	-
Lawrence A. Heilbronner	-	-	-	-
Gregory S. MacKay	-	-	-	-
Steven H. Swartout	-	-	-	-
(1) Value realized upon vesting is calculated using the estimated fair value of the award on the date the award vested.

NONQUALIFIED DEFERRED COMPENSATION(1)
Name	Executive Contributions in 2010 ($)	Registrant Contributions in 2010 ($)(a)	Aggregate Earnings in 2010 ($)(b)	Aggregate Withdrawals/ Distributions in 2010 ($)	Aggregate Balance at December 31, 2010 ($)
George W. Hamlin, IV	none	37,230	128,425	none	575,801
Robert G. Sheridan	none	7,418	5,598	none	61,575
Gary L. Babbitt	none	1,441	280	none	3,086
Joseph L. Dugan	none	3,576	1,495	none	16,448
Lawrence A. Heilbronner	none	2,779	902	none	9,925
Gregory S. MacKay	none	none	606	none	6,674
Steven H. Swartout	none	2,707	888	none	9,763

(1) These plans are non-contributory by the executive and are unfunded by the Corporation.  Amounts included in columns (a) and (b) in the table above, represent accruals for the year, and are included in the column titled “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.

PROPOSAL 2

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES AND TO AUTHORIZE PREFERRED STOCK

The Board of Directors has approved, subject to receipt of shareholder approval, a Certificate of Amendment (the “Amendment”) to the Corporation’s Certificate of Incorporation to: (a) increase the total number of authorized shares to 8,000,000 shares; (b) increase the authorized number of shares of common stock to 4,000,000 shares (the “Common Shares”) with a par value of $20.00 per share; and (c) authorize a class of 4,000,000 shares of preferred stock with a par value of $0.01 per share (the “Preferred Stock”).  A copy of the Amendment is set forth in Appendix A to this Proxy Statement.  The Certificate of Incorporation currently authorizes 2,000,000 shares of common stock, $20.00 par value per share.

Increase in Authorized Common Shares

As of February 14, 2011, there were 472,137 Common Shares outstanding.  Additionally, 48,000 shares were reserved for issuance under the Corporation’s 1998 Incentive Stock Option Plan.

The additional Common Shares which would be authorized by the proposed Amendment would have the same rights and privileges as the shares of common stock currently authorized and outstanding.

In the opinion of the Board of Directors of the Corporation, the additional authorized Common Shares will benefit the Corporation by providing flexibility to the Board of Directors, without requiring further action or authorization by the Corporation’s shareholders (except as may be required by law or the rules of any stock exchange on which the Corporation’s securities may then be listed), to issue additional Common Shares from time to time in responding to business needs and opportunities as they arise, or for other proper corporate purposes.  These opportunities, needs and purposes might include, for example, the obtaining of capital funds through public and private offerings of Common Shares or of securities convertible into Common Shares including (if the Amendment is approved) a series of preferred stock described below, and the use of Common Shares in connection with structuring possible acquisitions of businesses and assets.  The Corporation evaluates potential acquisitions from time to time.  Additionally, the Board, in its discretion, could in the future declare stock splits or stock dividends or, subject to shareholder approval, increase, establish or extend stock option and other stock award plans.  The Corporation has no present plans, arrangements or understandings with respect to possible acquisitions and has no present plans for financings.

There are no preemptive rights with respect to the Corporation’s Common Shares and, accordingly, existing shareholders would not have any preferential right to purchase any of the additional shares of Common Shares when issued.  The rights of holders of common stock and any additional Common Shares may be adversely affected by the issuance of one or more series of preferred stock (see below).

Although the Board of Directors would only authorize the issuance of additional Common Shares based on its judgment as to the best interests of the Corporation and its shareholders, the issuance of additional authorized shares could have the effect of diluting the voting power or book value per share of the outstanding Common Shares.  The issuance of any additional Common Shares will be on terms deemed to be in the best interests of the Corporation and its shareholders.

Terms of Preferred Stock

The Amendment will vest in the Board of Directors the authority to determine by resolution the terms of one or more series of Preferred Stock, including the preferences, rights, and limitations of each series.  Provisions in a company’s articles of incorporation authorizing preferred stock in this manner are often referred to as “blank check” provisions because they give a board of directors the flexibility, at any time or from time to time, without further shareholder approval (except as may be required by applicable laws, regulatory authorities, or the rules of any stock exchange on which the company’s securities are then listed), to create one or more series of preferred stock and to determine by resolution the terms of each such series.  The authority of the Board of Directors with respect to each series, without limitation, includes a determination of the following: (a) the number of shares to constitute the series; (b) the liquidation rights, if any; (c) the dividend rights and rates, if any; (d) the rights and terms of redemption; (e) the voting rights, if any, which may be full, special, conditional, or limited; (f) whether the shares will be convertible or exchangeable into securities of the Corporation, and the rates thereof, if any; (g) any limitations on the payment of dividends on the common stock and non-voting common stock while any series is outstanding; (h) any other provisions that are not inconsistent with the Certificate of Incorporation; and (i) any other preference, limitations, or rights that are permitted by law.

Purpose, Background, and Potential Effects of Authorized Preferred Stock

Our Certificate of Incorporation does not presently authorize the issuance of shares other than common stock.  Our Board of Directors has unanimously approved a resolution amending the Certificate of Incorporation to authorize the issuance of up to 4,000,000 shares of preferred stock, commonly referred to as “blank check” preferred stock because the Board has discretion to designate one or more series of the preferred stock with the rights, privileges and preferences of each series to be fixed by the Board from time to time.

The purpose of establishing a class of “blank check” preferred stock is to provide the Corporation with greater flexibility with respect to future financing transactions.  In light of recent years’ economic developments affecting the capital markets and the importance of capital conservation in the community banking industry, the Board has concluded that the Corporation should have a full range of capital financing alternatives available in its Certificate of Incorporation.  “Blank check” preferred stock is commonly authorized by publicly traded companies and, when authorized, is frequently used as a means of raising capital and making acquisitions.

Authorization of the Preferred Stock will provide the Corporation with greater flexibility in meeting future capital requirements by creating series of Preferred Stock customized to meet the needs of particular transactions and then prevailing market conditions.  Series of Preferred Stock would also be available for issuance from time to time for any other proper corporate purposes, including in connection with strategic alliances, joint ventures, or acquisitions.

Under some circumstances, the ability to designate the rights of, and issue, Preferred Stock could be used by the Board to make a change in control of the Corporation more difficult.  See “Anti-Takeover Provisions of the Certificate of Incorporation and By-laws” below.

The rights of the holders of the Corporation’s common stock, including any Common Shares, may be adversely affected by the rights of the holders of any Preferred Stock that may be issued in the future.  To the extent that dividends will be payable on any issued shares of Preferred Stock, the result would be to reduce the amount otherwise available for payment of dividends on outstanding shares of common stock, and there might be restrictions placed on the Corporation’s ability to declare dividends on its common stock or to repurchase shares of common stock.  The issuance of Preferred Stock having voting rights would dilute the voting power of the holders of common stock.  To the extent that Preferred Stock is made convertible into shares of common stock, the effect, upon such conversion, would also be to dilute the voting power and ownership percentage of the holders of common stock.  In addition, holders of Preferred Stock would normally receive superior rights in the event of any dissolution, liquidation, or winding-up of the Corporation, thereby diminishing the rights of the holders of common stock and non-voting common stock to distribution of the Corporation’s assets. Shares of Preferred Stock of any series would not entitle the holder to any pre-emptive right to purchase or subscribe for any shares of that or any other class.

The Board believes that authorization of the Preferred Stock is in the best interests of the Corporation and its shareholders. The Board does not have any plans calling for the issuance of shares of Preferred Stock at the present time.  The designation and issuance of any series of Preferred Stock would be on terms deemed by the Board of Directors to be in the best interests of the Corporation and its shareholders at that time.

Anti-Takeover Provisions of the Certificate of Incorporation

The amendment to the Certificate of Incorporation to authorize an increase in the number of Common Shares could adversely affect the ability of third parties to take over or change the control of the Corporation.  To the extent consistent with its fiduciary duties, the Board of Directors could attempt to deter future takeover attempts by using additional shares of Common Shares to dilute the ownership of persons seeking to gain control of the Corporation.  The Corporation, however, is aware of no such attempt and has no plans or arrangements with respect to the same.

The amendment to the Certificate of Incorporation to authorize preferred stock as proposed could also adversely affect the ability of third parties to take over or change the control of the Corporation.  The issuance of preferred stock with voting rights may, under certain circumstances, create voting impediments with respect to changes in control of the Corporation or dilute the stock ownership of holders of common stock seeking to obtain control of the Corporation.  The ability of the Board to establish the rights of, and to cause the Corporation to issue, substantial amounts of preferred stock without the need for shareholder approval could discourage potential acquirers and therefore deprive shareholders of benefits they might otherwise obtain from an attempt to acquire ownership or control of the Corporation, such as selling their shares at a premium over market price.  Potentially, the issuance of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent directors from office even if such change would serve the interests of the Corporation and its shareholders.

While the proposed amendment may have anti-takeover ramifications, the Board believes that the benefits it would confer on the Corporation outweigh any potential disadvantages.  In addition to the enhanced ability to finance acquisitions and secure capital, as discussed above, the Corporation would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Corporation and its shareholders.  Notwithstanding the foregoing, the Board has no present intention to issue the authorized preferred shares for any defensive or anti-takeover purpose, subject to the exercise of its fiduciary duties to the Corporation and its shareholders.  Rather, the Board intends to issue preferred shares only for the purpose of facilitating acquisitions, capital-raising transactions and for other corporate purposes which the Board believes are in the best interests of the Corporation and its shareholders.

Additionally, the Certificate of Incorporation requires the affirmative vote of the holders of at least 75% of the issued and outstanding shares of common stock entitled to vote on the matter to approve any merger or other transactions that would result in the transfer of all or substantially all of the Corporation’s assets.  This provision makes it more difficult for an acquirer to engage in a hostile takeover of the Corporation.

Vote Required for Approval

Adoption of the Charter Amendment Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of common stock entitled to vote generally in the election of directors, voting together as a single class.

If the Amendment is approved by the shareholders at the Annual Meeting, the increase in the number of Common Shares and the authorization of the Preferred Stock would become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the New York State Secretary of State, which filing would take place shortly after the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL.

PROPOSAL 3

AMENDMENT AND RESTATEMENT OF BY-LAWS

Our Board of Directors has approved, subject to shareholder approval, an amendment and restatement of our By-laws in order to update them in accordance with the New York Business Corporation Law (the “NYBCL”) and to align them more closely with modern corporate governance practices and the by-laws of other community banks and New York corporations.  The full text of the proposed amended and restated By-laws (the “Amended By-laws”) is set forth as Appendix B of this Proxy Statement and a marked version of the proposed Amended By-laws that shows the proposed changes from our current By-laws is set forth as Appendix C of this Proxy Statement (additions are double underlined and deletions are ~~struckthrough~~).

Reasons for Amendment and Restatement

Our original By-laws were prepared in 1984, the year that the Corporation was incorporated in New York.  Over the course of the intervening years, there have been a number of substantive changes made to the NYBCL, as well as changes in the practical application of the law.  We have not significantly amended our By-laws since our incorporation.  As a result, our current By-laws are significantly different from the by-laws of other public companies and community banks, particularly those that have become public corporations more recently.

Our Board of Directors believes that the proposed amendment and restatement of our By-laws will bring our By-laws in line with the NYBCL and modern corporate governance practices.  In addition, the proposed amended and restated By-laws will also have certain anti-takeover effects.  The Amended By-laws may make more difficult or discourage a proxy contest or the assumption of control by a substantial shareholder and thus could increase the likelihood that incumbent directors will retain their positions.  If approved, the proposed amended and restated By-laws could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Corporation.

Effect of Amendments

The effect of the proposed Amended By-laws would be to update our By-laws, and make them consistent with the NYBCL and current practice.  The proposed amendments would also amend or eliminate several obsolete provisions from our By-laws, and add certain anti-takeover protections.  A summary of the material revisions made in our Amended By-laws follows below and is qualified in its entirety by reference to the complete text of the Amended By-laws in Appendix B.  In addition, a more detailed summary of the proposed changes to our By-laws is provided in Appendix D.  All section references are to the Amended By-laws.

While our Board of Directors believes that amending our By-laws is in the best interests of the Corporation and its shareholders, the amendments present scenarios that might be considered disadvantageous to the Corporation and/or its shareholders.  To the extent that any third party is deterred by the proposed amendments, such amendments may have the effect of preserving the incumbent management in office.  The Amended By-laws may also serve to benefit incumbent management by making it more difficult to remove management, even if the only reason for the proposed change of control of the shareholder action may be the unsatisfactory performance of the present directors.

Summary of Proposed Changes to our By-laws

This summary of the material revisions made in our Amended By-laws is qualified in its entirety by reference to the complete text of the Amended By-laws in Appendix B.  In addition to the provisions summarized below, the Amended By-laws also revise and update a number of other provisions including with respect to: various provisions governing shareholder meetings including with respect to notice, quorum, voting, proxies, and adjournments; various provisions governing the Board including with respect to regular and special meetings, classification, vacancies, and action by written consent; committees of the Board; executive officers; uncertificated shares of capital stock; stock transfers; emergency by-laws; and the amendment and repeal of by-laws.  A more detailed summary of all of the proposed changes to our By-laws is provided in Appendix D.

Meetings of Shareholders (Article I)

In order to align our By-laws more closely with current corporate governance practices, we propose making the following revisions to the sections of our By-laws that govern meetings of shareholders:

Special Meetings (Article I, Section 103): Our current By-laws provide that special meetings of shareholders may be called at any time by the Board of Directors, or by any three or more shareholders entitled to cast at least 25% of the vote which all shareholders are entitled to cast at the particular meeting.  We are proposing to amend this provision to provide that special meeting may be called only by the Board or the Chief Executive Officer or, if there is no Chief Executive Officer, the President.  This amendment could have anti-takeover effects by removing the ability of shareholders to call a special meeting, which could make it more difficult or discourage a takeover attempt.

Advance Notice of Proposals (Article I, Section 113): Our Board of Directors believes that it is in the Corporation’s best interest to implement a charter provision that requires that shareholders give advance notice of an intention to submit proposals at a shareholder meeting.  Such advance notice requirement will ensure that the Corporation has adequate time to prepare for any contested election of directors and will also serve to protect against unsolicited takeover proposals or attempts to gain control of our Board of Directors.  The proposed advance notice by-law provides the following:

For business to be properly brought before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the proposed business to the Secretary and such business must be a proper matter for shareholder action under the NYBCL and business which would be required to be included in the Corporation’s proxy statement with respect to the annual meeting under applicable federal securities laws.

To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 150th day prior to the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders if the date of the annual meeting is not changed more than 30 days from the date of the preceding year’s annual meeting and not later than the following dates: (i) at the close of business on the 120th day prior to the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders if the date of the annual meeting is not changed more than 30 days from the date of the preceding year’s annual meeting, and (ii) with respect to any other annual meeting or special meeting of shareholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting is first made.

The shareholder’s notice shall set forth:

(a)

as to the shareholder giving the notice and all persons and entities acting in concert with the shareholder (or, as provided in proposed Article II, Section 202 described below, in the case of a proposal to nominate an individual(s) for election to the Board, supports such director nominee(s)): (1) their names and business addresses; (2) their names and addresses as they appear on the Corporation’s books (if they so appear); and (3) the class and number of shares of the Corporation they beneficially own;

(b)

as to the business being proposed: (1) a brief description of the business desired to be brought before the meeting; (2) the reasons for conducting such business at the meeting; and (3) any material interest of the shareholder in such business; and

(c)

such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal and to comply with applicable law.

The shareholder bringing such business before the meeting must be present at the annual meeting in person or by proxy.

Directors and Board Meetings (Article II)

Nomination for Directors (Article II, Section 202):  Our current By-laws provide that nominations for directors to be elected at an annual meeting must be submitted to the Secretary of the Corporation in writing not later than the close of business on the 20th day immediately preceding the date of the meeting and that the notification must contain certain information regarding the proposed nominee.  We are proposing revisions to this section that incorporate the advance notice provisions discussed above and expand the information required to be submitted to the Corporation.  Article II, Section 202 of the Amended By-laws provides that proposals from shareholders for nominations for directors to be elected at an annual meeting of shareholders must be submitted in accordance with the proposed advance notice provisions discussed above.  In addition to complying with the proposed advance notice requirements, the shareholder’s notice shall set forth as to each person whom the shareholder proposes to nominate for election as a director: (a) the name, age, business address, and residence address of such person; (b) the principal occupation or employment of such person; (c) the class and number of shares of the Corporation which are beneficially owned by such person; and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Number of Directors (Article II, Section 204):  The Amended By-laws revise Article II, Section 204 of the current By-laws to remove the ability of the shareholders to increase or decrease the number of directors.

Indemnification (Article V)

The Amended By-laws include substantial revisions to the indemnification provisions.  We believe that these revisions are necessary to update our By-laws in accordance with the NYBCL and modern corporate governance practices.  Our current By-laws provide that the Corporation (a) must indemnify persons who are, or are threatened to be, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the Corporation or of any of its subsidiaries; and (b) may, to the full extent permitted by the NYBCL, all persons who the Corporation is empowered to indemnify pursuant to the NYBCL.

Generally, Article V of the Amended By-laws tracks the indemnification provisions of the NYBCL and requires that the Corporation indemnify any person made, or threatened to be made, a party to any action, including any derivative action in the right of the Corporation, by reason of the fact that he or she (a) is or was a director, or officer of the Corporation, or (b) if not a director or officer of the Corporation, is serving or served, at the request of the Corporation, as a director or officer of any other organization, against all judgments, fines, penalties, amounts paid in settlement (provided the Corporation shall have consented to such settlement) and reasonable expenses, including reasonable attorneys’ fees and costs of investigation, incurred by such person with respect to any such threatened or actual action.  To be indemnified, the person must: (w) have acted, in good faith, for a purpose that he or she reasonably believed to be in, and not opposed to, the best interests of the Corporation; (x) in criminal actions or proceedings, have had no reasonable cause to believe that his or her conduct was unlawful; (y) not have acted in bad faith or with active and deliberate dishonesty with respect to such person’s acts that are material to the action; and (z) not have personally gained a financial profit or other advantage to which he or she was not legally entitled.

The Corporation may not, however: (a) indemnify or advance expenses in connection with an action initiated by a director or officer unless the Board of Directors has authorized or consented to such action or proceeding (or part thereof); or (b) unless ordered by a court, indemnify a director or officer in connection with a proceeding by the Corporation in its own right.

The Amended By-laws also allow the Corporation to advance expenses incurred by an indemnified person in connection with any action as to which indemnification may be given.  The indemnified person must agree to repay such advancement in the event that he or she is ultimately found not to be entitled to indemnification.  In addition, approval by the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding is generally required for advancement of expenses.

The indemnification article in the Amended By-laws also sets forth the procedures for indemnification and provides, generally, that no repeal or amendment of the article will reduce the indemnification rights of any person who could be an indemnified person without his or her written consent.

Certain Takeover-Related Considerations

Our Board of Directors approved the amendment and restatement of our By-laws in order to update them in accordance with the NYBCL and to align them more closely with modern corporate governance practices and the by-laws of other community banks and New York corporations.  It is possible, however, that the proposed amendments could have the effect of discouraging an unsolicited takeover proposal and make it more difficult to replace our existing Board of Directors and management, even though such a proposal or replacement might be beneficial to the Corporation and its shareholders and even though some shareholders might otherwise desire such a proposal or replacement.  Acquisitions or other changes in control that are proposed and effected without prior consultation and negotiation with our existing Board of Directors and management may not necessarily be detrimental to the Corporation and its shareholders.  Our Board of Directors, however, believes that the benefits of continuity and stability in the management and policies of the Corporation and the enhancement of the ability of our Board of Directors to negotiate with the proponents of unsolicited takeover proposals and otherwise respond to such proposals, all as embodied in the Amended By-laws, outweigh the disadvantages of potentially discouraging such proposals and the possibility of self-interest by management.

Vote Required for Approval

Adoption of the By-Laws Amendment Proposal requires the approval of at least a majority of the votes entitled to be cast at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
BY-LAWS AMENDMENT PROPOSAL.

PROPOSAL 4

2011 OMNIBUS INCENTIVE PLAN

The Board of Directors has adopted, subject to shareholder approval, the Canandaigua National Corporation Omnibus Incentive Plan (the “Plan”).  The purpose of the Plan is to promote the interests of the Corporation and its shareholders by: (a) attracting and retaining highly competent directors, officers, and employees (including prospective directors, officers, and employees) to the Corporation and its affiliates; and (b) providing a means to encourage stock ownership by such individuals to enable them to participate in the long-term growth and financial success of the Corporation.

The Plan will become effective immediately if approved by shareholders at the Annual Meeting.  If the Plan is approved, the Stock Option Plan and the Stock Appreciation Rights Plan described above will be terminated, but no awards outstanding under the Stock Option Plan and the Stock Appreciation Rights Plan will be affected.

The Plan provides for awards of: (a) incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”) to purchase shares of Common Stock; (b) stock appreciation rights (“SARs”); (c) restricted stock; (d) phantom stock; (e) performance unit awards; and (f) restricted stock units (“RSUs”).

If the Plan is approved, the Corporation intends to file a registration statement under the Securities Act of 1933, as amended, to register the shares to be issued pursuant to the Plan.

The following is a summary of the principal features of the Plan.  This description is qualified in its entirety by the terms of the Plan, a copy of which is attached to this Proxy Statement as Appendix E and is incorporated by reference herein.

Administration

The Plan will be administered by the Compensation Committee or the full Board, unless the Board appoints another committee to administer the Plan (the “Committee”).  The Committee will have the discretionary authority to: (a) administer, construe, and interpret the Plan; (b) grant incentive compensation under the Plan (an “Award”) to any individual designated by the Committee as eligible to receive an Award under the Plan (a “Participant”); (c) determine the terms and conditions of Awards; and (d) make all other determinations which it deems necessary or advisable for the administration of the Plan, consistent, as applicable, with Section 162(m) of the Internal Revenue Code, as amended (the “Code”) and other compliance requirements.

The Committee or the Board may delegate to one or more officers of the Corporation the authority to select employees to participate in the Plan and to determine the number and type of Awards to be granted to such Participants, except with respect to: Awards to officers subject to Section 16 of the Exchange Act; Awards to non-employee directors of the Corporation; and Awards to officers who are, or who are reasonably expected to be, a covered employee within the meaning of Code Section 162(m).

Eligibility to Participate

Participants will generally consist of employees and non-employee directors of the Corporation and its subsidiaries.  Certain individuals, however, are excluded from participation in the Plan (e.g., contract laborers and independent contractors).

Shares Available Under the Plan and for Awards

An aggregate of 24,000 shares of Common Stock have been reserved for issuance under the Plan.  Stock covered by an Award granted under the Plan will not be counted as used until actually issued and delivered to a Participant.  Any Common Stock covered by an SAR will be counted as used only to the extent Common Stock is actually issued to the Participant upon exercise of the SAR.  Only 24,000 shares of Common Stock may be issued under the Plan through ISOs.

Payment and Limitations

Payment of Awards may be in the form of cash, Common Stock, other Awards or combinations thereof as the Committee determines.  The Committee may provide that any Awards under the Plan earn dividends or dividend equivalents, and interest on such dividends or dividend equivalents, other than Stock Options and SARs intended to be exempt from Code Section 409A.  An Award may also be subject to other provisions as the Committee determines appropriate, including provisions intended to comply with applicable law.

The date the Committee (or its delegate) approves the Award, or a later date specified in the Award, shall be the grant date of the Award for all purposes.

The Corporation will, to the extent permitted by governing law, require reimbursement of any cash or equity based incentive compensation paid to any Named Executive Officer where: (i) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a substantial restatement, and (ii) in the Committee’s view the officer engaged in fraud or misconduct that caused or partially caused the need for the substantial restatement.

Stock Options

The Committee shall determine the number of shares subject to each stock option, the terms and conditions including vesting and expiration, and whether the stock option is an ISO.  The exercise price for each stock option shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock on the date the stock option is granted unless the option is a substitute or assumed option.  No stock option may be exercisable more than 10 years from the grant date, subject to additional restrictions in the Code.  The exercise price may be paid to the Corporation by cash payment or its equivalent or, generally, pursuant to such other methods of payment as the Committee deems appropriate.  An ISO will be treated as an NSO if it fails to meet the requirements of Section 422 of the Code.

Stock Appreciation Rights

The grant price of any SAR shall be equal to the fair market value of the Common Stock on the grant date unless the SARs are substitute or assumed SARs.  An SAR may be exercised upon such terms and conditions and for the term the Committee determines; provided, however, that the term shall not exceed 10 years.  Upon exercise of an SAR, the Participant will be entitled to receive an amount determined by multiplying: (a) the difference between the fair market value of a share of Common Stock on the exercise date and the grant price of the SAR, by (b) the number of shares with respect to which the SAR is exercised.  The payment to the Participant may be made in cash or stock.

Restricted Stock, RSUs, and Phantom Stock

Restricted stock, RSUs, and phantom stock shall be subject to the terms, conditions, and restrictions the Committee determines in granting the Award, including restrictions regarding sale or transfer, forfeiture in the event of termination of employment, and the attainment of certain performance criteria.  All restrictions will expire at such times as the Award specifies. RSUs and phantom stock will be paid or settled within 60 days after the Award is deemed vested, but in no event longer than the maximum time period permitted under Code Section 409A to qualify as a short-term deferral.

Performance Unit Awards

The Committee may award performance units to Participants, subject to the terms and conditions the Committee determines; provided that the performance period may not be less than 12 months.  Each performance unit award will entitle the Participant to a payment in cash or stock upon the attainment of performance criteria and other terms and conditions specified in the Award.

Vesting and Exercise

The applicable award agreement governing an Award will contain the period during which the right to exercise the Award in whole or in part vests, including the events or conditions upon which the vesting of an Award will occur or may accelerate.  No portion of an Award which is not vested at the Participant’s termination of service with the Corporation will subsequently become vested, except as may be otherwise provided by the Committee in the agreement relating to the Award or by action following the grant of the Award.

Change in Control

Generally, upon a change in control event or upon termination and liquidation of the Plan: all outstanding stock options and SARs shall become vested and exercisable; all restrictions on restricted stock, RSUs, and phantom stock shall lapse; all performance criteria shall be deemed achieved and all other terms and conditions met; all performance unit awards, RSUs, and phantom stock shall be paid out as promptly as practicable and in no event later than 60 days following the occurrence of the change in control.  The Committee may also, in its sole discretion, upon a change in control:

•

provide that outstanding Awards shall be assumed or substituted for equivalent stock and awards by the acquiring or succeeding corporation;

•

upon written notice to the Participants, provide that all unexercised stock options will terminate immediately prior to the consummation of the transaction unless exercised by the Participant within a specified period following the date of such notice; or

•

in the event of a change in control under the terms of which holders of Common Stock will receive a cash payment for each share surrendered, make or provide for a cash payment to the Participants equal to the difference between (y) the change in control price times the number of shares of Stock subject to such outstanding stock options and SAR (to the extent then exercisable at prices not in excess of the change in control price) and (z) the aggregate exercise price of all such outstanding stock options and SARs, in exchange for the termination of such stock options and SARs.

In the event stock options and SARs will terminate upon the consummation of the transaction, each Participant shall be permitted, within a specified period determined by the Committee, to exercise all non-vested stock options and SARs, subject to the consummation of the change in control.  At the option of the Committee in its sole discretion, any Award which is not “in the money” as of the date of consummation of the change in control may be canceled automatically without any action of the Participant and without consideration.

Adjustment Provisions

In the event of any change affecting the number, class, market price or terms of the Common Stock, the Committee will equitably substitute or adjust the terms of, and the stock that may be issued under or in connection with, the Plan or any outstanding Awards; provided, however, that any equitable adjustment must be consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

Transfers

Awards granted under the Plan may not be transferred other than by will or the laws of descent and distribution.

Taxes

The Corporation has the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy applicable federal, state or local taxes (including the Participant’s FICA obligation).  Participants will have the ability to make alternative arrangements with the Corporation for the payment of such taxes.  In the case of non-employee Participants, in the absence of any other arrangement and to the extent permitted under applicable law, the Corporation may withhold from the cash or shares to be issued upon the settlement of an Award that amount or number of shares having a fair market value equal to the amount required to be withheld.

Duration of the Plan

No Award shall be made under the Plan more than 10 years after the date the Plan is adopted by the Board or approved by the shareholders of the Corporation, whichever is earlier.

Amendment and Termination

The Board or Committee may amend the Plan from time to time or terminate the Plan at any time; provided, however, that: (i) no provision of the Plan requiring shareholder approval shall be amended to eliminate such requirement; and (ii) no amendment may reduce the amount of the Award or adversely affect the rights of the Participant under such Award without the Participant’s consent, except as provided in Code Section 409A.

Rights as a Shareholder

A Participant shall not possess any rights of a shareholder with respect to the stock covered by any Award until the Participant becomes the record holder of such Stock, provided that a Participant may have certain shareholder rights with respect to restricted stock (except the right to receive dividends on unvested stock) as set forth in the Award.

Termination for Cause

Upon termination of a Participant’s employment with the Corporation for cause (as defined in the Plan), any and all Awards held by such Participant shall immediately terminate in their entirety upon notice to the Participant of the termination of his or her employment.

Certain Federal Tax Aspects of the Omnibus Incentive Plan

The following summary describes the federal income tax treatment that would apply to awards under the Plan.  The summary is based on the law as in effect on February 1, 2011.  The summary does not discuss state or local tax consequences or non-U.S. tax consequences.

Incentive Stock Options:  An optionee realizes no taxable income upon the grant or, for regular tax purposes, upon the exercise of an ISO.  However, the exercise of an ISO increases the optionee’s alternative minimum taxable income by an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price, and this increase may give rise to an alternative minimum tax liability.  With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Corporation) equal to the value of the shares at the time of exercise less the exercise price.  Any additional gain recognized in the disposition is treated as capital gain for which the Corporation is not entitled to a deduction.  If the optionee does not dispose of the shares until after the expiration of these two- and one-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Corporation is not entitled to a deduction.

The exercise of an ISO more than three months following termination of employment would result in the tax consequences described below for NSOs, except that special rules would apply in the case of disability or death.  An individual’s stock options otherwise qualifying as ISOs would be treated for tax purposes as NSOs (not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

Nonqualified Stock Options:  An NSO (that is, a stock option that does not qualify as an ISO) would result in no taxable income to the optionee or deduction to the Corporation at the time it is granted.  An optionee exercising an NSO would, at the time of exercise, recognize ordinary income equal to (a) the per-share fair market value of a share of our common stock on the exercise date minus the exercise price at the time of grant multiplied by (b) the number of shares with respect to which the option is being exercised. A corresponding deduction would be available to the Corporation.  If the NSO were granted in connection with employment, this taxable income would also constitute “wages” subject to withholding and employment taxes.

Restricted Stock Awards:  A participant acquiring restricted stock generally would recognize ordinary income equal to the fair market value of the shares on the date the shares are no longer subject to a substantial risk of forfeiture (and are freely transferable) unless the participant had elected to make a timely election pursuant to Section 83(b) of the Code, in which case, the participant would recognize ordinary income on the date the shares were acquired.  If the restricted stock were granted in connection with employment, this taxable income would also constitute “wages” subject to withholding and employment taxes.  Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value upon which the participant recognized ordinary income, would be taxed as a capital gain or loss.  The amount and timing of the deduction available to the Corporation will correspond to the income recognized by the participant.

Stock Appreciation Rights, Restricted Stock Units, and Performance Units:  The grant of SARS, RSUs or performance units would result in no taxable income to the Participant or deduction to the Corporation.  A holder of an SAR would, upon exercise, recognize taxable income equal to (a) the per-share fair market value of a share of our common stock on the exercise date minus the exercise price at the time of grant, multiplied by (b) the number of shares with respect to which the SAR is being exercised.  A Participant awarded RSUs or performance units would recognize ordinary income in an amount equal to the fair market value of the compensation issued to the participant on the settlement date.  If the Participant were an employee, such taxable or ordinary income generally would be subject to withholding and employment taxes, and a corresponding deduction would be available to the Corporation.  Where an award is settled in the shares of our common stock, any additional gain or loss recognized upon the disposition of such shares or property would be capital gain or loss.

Section 162(m):  Section 162(m) of the Code currently provides that if, in any year, the compensation that is paid to our Chief Executive Officer or to any of our three other most highly compensated executive officers (excluding our Chief Financial Officer) exceeds $1,000,000 per person, any amounts that exceed the $1,000,000 threshold will not be deductible by us for federal income tax purposes, unless the compensation qualifies for an exception to Section 162(m) of the Code.  Certain performance-based awards under plans approved by shareholders are not subject to the deduction limit.  Stock options and SARs awarded under the Plan are intended to be eligible for this performance-based exception.

Section 409A:  Section 409A of the Code imposes restrictions on nonqualified deferred compensation.  Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount, and a possible interest charge.  Stock options and SARs granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.  Stock options and SARs that would be awarded under the Plan are intended to be eligible for this exception.

New Plan Benefits

No Awards will be granted under the Plan before it is approved by our shareholders.  Awards under the Plan will be made to eligible Participants at the discretion of the Committee.  As a result, it is not possible to determine the number or type of Awards that may be granted at this time.

Required Vote

Approval of the Canandaigua National Corporation Omnibus Incentive Plan requires the approval of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote generally in the election of directors, voting together as a single class.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
APPROVAL OF THE CANANDAIGUA NATIONAL CORPORATION OMNIBUS INCENTIVE PLAN.

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking advisory shareholder approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract, develop and retain high caliber executives who are capable of optimizing the Corporation’s performance for the benefit of its shareholders while maintaining the philosophy of community banking.  Our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals and the realization of increased shareholder value.  Please read the “Compensation Discussion and Analysis” beginning on page ~~15~~ 14 or additional details about our executive compensation program, including information about the fiscal year 2010 compensation of our Named Executive Officers.

The Corporation has had a long-standing tradition of delivering superior results for our shareholders, customers, and the community.  The Board and the Compensation Committee believe that our executive compensation program has played a material role in our ability to drive strong financial results, serve our community, and attract and retain an experienced, successful team to manage the Corporation.

We are asking our shareholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.  Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the total compensation paid to the Corporation’s chief executive officer, chief financial officer and other most highly compensated executives (the “named executive officers”), as disclosed in the Corporation’s Proxy Statement for the 2011 Annual Meeting of Shareholders pursuant to the disclosure rules of the Securities and Exchange Commission (Item 402 of Regulation S-K), including the Compensation Discussion and Analysis, various compensation tables and the related narrative discussion is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Corporation, the Compensation Committee or the Board of Directors.  Our Board of Directors and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND THE ACCOMPANYING COMPENSATION TABLES CONTAINED IN THIS PROXY STATEMENT.

PROPOSAL 6

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires us to submit a non-binding, advisory resolution to shareholders at least once every six years to determine how frequently we should seek an advisory vote on the compensation of our Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 6 included on page ~~44~~ 42 of this Proxy Statement.  By voting on this Proposal 6, shareholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation once every one, two, or three years.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every two years is the most appropriate alternative for the Corporation, and therefore the Board of Directors recommends that you vote for a two-year interval for the advisory vote on executive compensation.

The Board of Directors believes that an advisory vote on executive compensation every other year represents an appropriate balance between receiving shareholder input and the need for stability and continuity with respect to corporate policies.  The Board’s determination that an advisory vote on executive compensation every two years is the best approach for the Corporation is based on a number of considerations, including the following:

•

a two-year cycle will provide shareholders sufficient time to evaluate the effectiveness of short- and long-term compensation strategies and the related business outcome for the Corporation;

•

a two-year vote cycle gives the Board of Directors and the Compensation Committee sufficient time to thoughtfully respond to shareholders’ sentiments and to implement any necessary changes to our executive compensation policies and procedures; and

•

the Board of Directors will continue to engage with shareholders on executive compensation during the period between shareholder votes.  As mentioned in the “Corporate Governance” section of this Proxy Statement, shareholders may communicate directly with the Board of Directors, including on issues of executive compensation, by sending communications to the attention of Robert G. Sheridan, Secretary, who will forward relevant communications to one or more members of the Board of Directors.

We understand that our shareholders may have different views as to what is the best approach for the Corporation, and we look forward to hearing from our shareholders on this proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders at the meeting will be the frequency for the advisory vote on executive compensation that has been selected by shareholders.  However, because this vote is advisory and not binding on the Board of Directors or the Corporation in any way, the Board may decide that it is in the best interests of our shareholders and the Corporation to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF ONCE EVERY TWO YEARS AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors selected KPMG LLP as independent certified public accountants of Canandaigua National Corporation for the year ended December 31, 2010.  Representatives of KPMG LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions.  They will be given the opportunity to make a statement if they so desire.

SHAREHOLDER PROPOSALS

SEC Rule 14a-8:  To be considered for inclusion in the Corporation’s Proxy Statement and form of Proxy relating to the 2012 Annual Meeting of Shareholders, which is anticipated to be held on April 11, 2012, a shareholder proposal must be received by the Secretary of the Corporation at the address set forth on the first page of this Proxy Statement not later than November 5, 2011.  Shareholders intending to submit proposals to be included in the Corporation’s Proxy Statement must comply with the provisions of SEC Rule 14a-8.  Proposals so presented may be excluded from the proxy solicitation materials if they fail to meet the criteria established under the Exchange Act.  Any shareholder wishing to make such a nomination should submit it to the Secretary of the Corporation.

Current By-Laws:  If Proposal 3 and the Amended By-laws are not approved, notice of intention to make any nominations, other than by the Board of Directors, must be made in writing and must be received by the Secretary of the Corporation no less than 20 days prior to the 2012 Annual Meeting of Shareholders.  Such notification should contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; and (d) the number of shares of common stock of the Corporation owned by the notifying shareholder.  The Nominating and Governance Committee will evaluate shareholder nominees for the Board in the same manner as nominees proposed by management.

Amended By-laws:  If, however, Proposal 3 and the Amended By-laws are approved, a shareholder proposal must be delivered to the Secretary of the Corporation no earlier than October 6, 2011, and no later than November 5, 2011.  The shareholder’s notice shall set forth:

(a)

as to the shareholder giving the notice and all persons and entities acting in concert with the shareholder or, in the case of a proposal to nominate an individual(s) for election to the Board, supports such director nominee(s): (1) their names and business addresses; (2) their names and addresses as they appear on the Corporation’s books (if they so appear); and (3) the class and number of shares of the Corporation they beneficially own;

(b)

as to the business being proposed: (1) a brief description of the business desired to be brought before the meeting; (2) the reasons for conducting such business at the meeting; and (3) any material interest of the shareholder in such business;

(c)

if the shareholder proposal is to nominate individual(s) for election as a director, as to each proposed nominee: (1) the name, age, business address, and residence address of such person; (2) the principal occupation or employment of such person; (3) the class and number of shares of the Corporation which are beneficially owned by such person; and (4) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; and

(d)

such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal and to comply with applicable law.

In addition, the proposed business must be a proper matter for shareholder action under the NYBCL and business which would be required to be included in the Corporation’s proxy statement for the 2012 Annual Meeting of Shareholders under applicable federal securities laws, and the shareholder bringing such business before the 2012 Annual Meeting of Shareholders must be present at the meeting in person or by proxy.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the 2011 Annual Meeting of Shareholders.  However, if other matters should come before the meeting, it is the intention of each person named in the Proxy to vote it in accordance with his or her judgment on such matters.

To the extent permitted under the rules of the Securities and Exchange Commission, the information presented in this Proxy Statement under the captions “Report of the Audit Committee” and “Report of the Compensation Committee” shall not be deemed to be “soliciting material,” shall not be deemed filed with the Commission, and shall not be incorporated by reference in any filing by the Corporation under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

By Order of the Board of Directors

Robert G. Sheridan, Secretary

March 4, 2011

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION OF

CANANDAIGUA NATIONAL CORPORATION

Under Section 805 of the Business Corporation Law

The undersigned, being the President of Canandaigua National Corporation (the “Corporation”), hereby certifies that:

1.

The name of the Corporation is Canandaigua National Corporation.

2.

The certificate of incorporation of the Corporation was filed with the Department of State of the State of New York on October 31, 1984.

3.

Paragraph “4” of the Certificate of Incorporation, relating to the aggregate number of shares which the Corporation shall have the authority to issue is amended so as to increase the number of authorized shares from Two Million (2,000,000) shares to Four Million (4,000,000) shares, to increase the number of authorized shares of common stock, and to create a new class of preferred shares.

4.

To effect the foregoing amendment which is authorized by the Business Corporation Law, Paragraph “4” of the Corporation’s Certificate of Incorporation is deleted in its entirety and amended to read as follows:

“4.1.

Authorized Shares. The Corporation is authorized to issue two classes of shares to be designated, respectively, common stock and Preferred Stock.  The total number of shares of all classes of stock that the Corporation is authorized to issue is Eight Million (8,000,000).  The total number of shares of common stock that the Corporation shall have authority to issue is Four Million (4,000,000) having a par value of $20.00 per share.   The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Four Million (4,000,000) having a par value of $0.01 per share.  The number of authorized shares of Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of holders of Preferred Stock as a class, except to the extent that any such vote may be required by the terms of any series of Preferred Stock.

4.2.

Preferred Stock.  The shares of Preferred Stock may be issued from time to time in one or more series.  Each holder of shares of Preferred Stock shall be entitled to such number of votes for each share of Preferred Stock held by such holder as shall be fixed by the Board of Directors prior to the issuance thereof.  The Board of Directors is hereby authorized to fix and determine by resolution or resolutions the number of shares of each series of Preferred Stock and the designation thereof; the voting and other powers, preferences and relative, participating, optional or other special rights, including the number of votes per share; and such qualifications, limitations or restrictions on any such powers, preferences and rights as shall be stated in the resolution or resolutions providing for the issuance of the series.  The authority of the Board of Directors with respect to each series of shares shall include, without limitation, the determination, in accordance with the New York Business Corporation Law and to the full extent permitted thereby, of all aspects of any dividend rights, dividend rates, conversion rights and terms, exchange rights and terms, voting rights (including the number of votes per share under various conditions), redemption rights and terms (including any sinking fund provisions, redemption price or prices and terms) and rights in the event of liquidation, dissolution or distribution of assets.”

5.

The amendment to the Certificate of Incorporation effected hereby was authorized by vote of the Board of Directors of the Corporation and by the affirmative vote of the holders of all the outstanding shares of stock of the Corporation entitled to vote thereon at a meeting of the shareholders.

IN WITNESS WHEREOF, the undersigned has signed this Certificate this ___ day of ___________, 2011.

______________________________

Name: Frank H. Hamlin, III

Title: President

A-1

APPENDIX B

PROPOSED AMENDED AND RESTATED BY-LAWS

CANANDAIGUA NATIONAL CORPORATION

____________________________________________

AMENDED AND RESTATED

BY-LAWS

____________________________________________

ARTICLE I.
MEETINGS OF SHAREHOLDERS

Section 101.

Place of Meetings.  All meetings of the shareholders shall be held at such place or places, within or without the State of New York, as shall be determined by the Board of Directors from time to time.

Section 102.

Annual Meetings.  The annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held at such date or hour as may be fixed by the Board of Directors.

Section 103.

Special Meetings.  Special meetings of the shareholders may be called at any time by the Board of Directors or the Chief Executive Officer or, if there is no Chief Executive Officer, the President.  Each special meeting of the shareholders shall be held at such time as the Board of Directors or the officer calling the meeting shall determine and shall be held at the principal office of the Corporation or at such other place within or without the State of New York as the Board of Directors shall determine.

Section 104.

Notice of Meetings.  Notice of each meeting of shareholders shall be in writing and shall state the place, date, and hour of the meeting.  Notice of a special meeting also shall state the purpose or purposes for which the meeting is called and shall indicate who called the meeting.  A copy of the notice of any meeting shall be given, personally, by mail, or electronically.  Notice of any meeting shall be given not fewer than 10 nor more than 60 days before the date of the meeting; provided, however, that such notice may be given by third class mail not fewer than 24 nor more than 60 days before the date of the meeting, to each shareholder entitled to vote at such meeting.  If mailed, such notice is given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholder at the shareholder’s address as it appears on the record of shareholders, or, if the shareholder shall have filed with the Secretary a request that notices to the shareholder be mailed to some other address, then directed to such shareholder at such other address.  If transmitted electronically, such notice is given when directed to the shareholder’s electronic mail address as supplied by the shareholder to the Secretary or as otherwise directed pursuant to the shareholder’s authorization or instructions.  Notice of meetings of shareholders need not be given to any shareholder who submits a waiver of notice, in person or by proxy, in writing or electronically, whether before or after the meeting.  The attendance of any shareholder at a meeting, whether in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by such shareholder.

Section 105.

Quorum.  At each meeting of shareholders, the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business.

Section 106.

Voting.  Except as otherwise provided by law or by the Certificate of Incorporation, at each meeting of shareholders, every shareholder of record shall be entitled to cast one vote for every share of stock standing in the shareholder’s name on the record of shareholders of the Corporation on the record date fixed pursuant to these By-laws.  Except as otherwise provided by law or by the Certificate of Incorporation, all matters shall be determined by a majority of the votes cast, except that directors shall be elected by a plurality of the votes cast.  Except as otherwise provided in the Certificate of Incorporation or these By-laws, an abstention shall not constitute a vote cast.

Section 107.

Conduct of Shareholders’ Meetings.  The Chairman of the Board or the Vice-Chairman shall preside at all shareholders’ meetings.  In the absence of the Chairman and the Vice Chairman, the Chief Executive Officer shall preside or, in his or her absence, any officer designated by the Board of Directors shall preside.  The officer presiding over the shareholders’ meeting may establish such rules and regulations for the conduct of the meeting as he or she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting.  Unless the officer presiding over the shareholders’ meeting otherwise requires, shareholders need not vote by ballot on any question.

Section 108.

Proxies.

(a)

Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize another person or persons to act for him or her by proxy.

(b)

No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy.  Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

(c)

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the Secretary or an Assistant Secretary.

(d)

Without limiting the manner in which a shareholder may authorize another person or persons to act for him or her as proxy pursuant to paragraph (a) of this Section, the following shall constitute a valid means by which a shareholder may grant such authority:

(i)

A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy.  Execution may be accomplished by the shareholder, or the shareholder’s authorized officer, director, employee or agent, signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(ii)

A shareholder may authorize another person or persons to act for the shareholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be reasonably determined that the telegram, cablegram or other electronic transmission was authorized by the shareholder.  If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors shall specify the nature of the information upon which they relied.

(e)

Any copy, facsimile telecommunications or other reliable reproduction of the writing or transmission created pursuant to paragraph (d) of this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 109.

List of Shareholders at Meetings.  A list of shareholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting of shareholders upon the request of any shareholder made prior to or at any meeting of shareholders.

Section 110.

Adjournments.  The shareholders entitled to vote who are present in person or by proxy at any meeting of shareholders, whether or not a quorum shall be present at the meeting, shall have power by a majority vote to adjourn the meeting from time to time without notice other than announcement at the adjourned meeting of the time and place to which the meeting is adjourned.  At any adjourned meeting at which a quorum shall be present any business may be transacted that might have been transacted on the original date of the meeting and the shareholders entitled to vote at the meeting on the original date (whether or not they were present there), and no others, shall be entitled to vote at such adjourned meeting.

Section 111.

Appointment of Inspectors of Election. The Board of Directors may, in advance of any meeting of shareholders, appoint one or more inspectors to act at the meeting or any adjournment thereof, and may appoint one or more persons as alternate inspectors to replace any inspector who fails to appear or act.  If no inspector or alternate has been appointed, or in case any inspector or alternate inspector appointed fails to appear or act, the vacancy shall be filled by appointment made by the person presiding at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.  No person who is a candidate for the office of director of the Corporation shall act as an inspector at any meeting of the shareholders at which directors are elected.

Section 112.

Duties of Inspectors of Election. Whenever one or more inspectors of election may be appointed as provided in these By-laws, he, she or they shall determine the number of shares outstanding and entitled to vote, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.  In determining the number of shares outstanding, the inspectors may rely on reports of the Secretary or transfer agent.  In determining the voting power of each share, the inspectors may rely on reports of the Secretary.  In determining the results of any voting, the inspectors may rely on the reports of the Secretary as to the vote required to take any action or the vote required in an election.

Section 113.

Advance Notice of Proposals.  At an annual or special meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) specified in the notice of the meeting, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder, either under this Section 113 or under Article II, Section 202.  For business to be properly brought before an annual meeting of shareholders pursuant to clause (c) above, the shareholder must have given timely notice of the proposed business to the Secretary and such business must be a proper matter for shareholder action under the New York Business Corporation Law and business which would be required to be included in the Corporation’s proxy statement with respect to the annual meeting under applicable federal securities laws.  To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 150th day prior to the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders if the date of the annual meeting is not changed more than 30 days from the date of the preceding year’s annual meeting and not later than the following dates: (i) at the close of business on the 120th day prior to the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders if the date of the annual meeting is not changed more than 30 days from the date of the preceding year’s annual meeting, and (ii) with respect to any other annual meeting or special meeting of shareholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting is first made.  In no event shall the announcement of an adjournment of an annual meeting or special meeting of shareholders commence a new time period for the giving of a shareholder’s notice as described above.  Such shareholder’s notice shall set forth:

(A)

as to the shareholder giving the notice: (1) the names and business addresses of the shareholder and all Persons (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, through the date of adoption of these By-laws) acting in concert with the shareholder; (2) the names and addresses of the shareholder and the Persons identified in clause (1), as they appear on the Corporation’s books (if they so appear); and (3) the class and number of shares of the Corporation beneficially owned by the shareholder and the Persons identified in clause (1);

(B)

as to the business being proposed: (1) a brief description of the business desired to be brought before the meeting; (2) the reasons for conducting such business at the meeting; and (3) any material interest of the shareholder in such business; and

(C)

such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal and to comply with applicable law.

In addition, for business to be properly brought before an annual meeting of shareholders pursuant to clause (c) above, the shareholder bringing such business before the meeting must be present at the annual meeting in person or by proxy.  The person presiding at the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section and that such business shall not be transacted.

Section 114.

Record Date.  The Board of Directors may fix, in advance, a day and hour not more than 60 days nor fewer than 10 days before the date on which any meeting of the shareholders is to be held, as the time as of which shareholders entitled to notice of and to vote at such meeting and at all adjournments thereof shall be determined; and, in the event such record date and time are fixed by the Board of Directors, no one other than the holders of record on such date and time of shares entitled to notice of and to vote at such meeting shall be entitled to notice of or to vote at such meeting or any adjournment thereof.  If a record date and time shall not be fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at any meeting of the shareholders, shareholders of record at the close of business on the day next preceding the day on which notice of such meeting is given, and no others, shall be entitled to notice of and to vote at such meeting or any adjournment thereof; provided, however, that if no notice of such meeting is given, shareholders of record at the close of business on the day next preceding the day on which such meeting is held, and no others, shall be entitled to vote at such meeting or any adjournment thereof.

ARTICLE II.
DIRECTORS AND BOARD MEETINGS

Section 201.

Management by Board of Directors.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

Section 202.

Nomination for Directors.  Only persons who are nominated in accordance with the procedures set forth in this Section 202 shall be considered for and eligible for election as directors of the Corporation.  Nominations of persons for election as directors shall be made by the Board of Directors.  Shareholders may propose director nominees for consideration by the Board of Directors by complying with the notice procedures set forth in this Section 202.  Proposals from shareholders for nominations for directors to be elected at an annual meeting of shareholders must be submitted to the Secretary of the Corporation in writing in accordance with Section 113.  In addition to complying with the requirements of Section 113, such shareholder’s notice shall set forth: (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and address of such shareholder and of any other person or entity who is the record or beneficial owner of shares of the Corporation and who, to the knowledge of the shareholder giving notice, supports such nominee(s), and (ii) the class and number of shares of the Corporation which are beneficially owned and owned of record by such shareholder and by any other person or entity who is the record or beneficial owner of shares of the Corporation and who, to the knowledge of the shareholder giving the notice, supports such nominee(s).  Nominations not made in accordance herewith may, in his or her discretion, be disregarded by the presiding officer of the meeting, and upon his or her instruction, the Corporation may disregard all votes cast for each such nominee.  In the event the same person is nominated by more than one shareholder, the nomination shall be honored, and all shares of capital stock of the Corporation shall be counted if at least one nomination for that person complies with the procedures set forth in this Section 202.

Section 203.

Directors Must be Shareholders.  Each director shall own, at a minimum, the amount of the Corporation’s common or preferred stock that complies with the requirements of applicable federal law, including the provisions of 12 CFR §7.2005.

Section 204.

Number of Directors.  The Board of Directors shall consist of not fewer than five nor more than fifteen shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors.

Section 205.

Classification of Directors.  The directors shall be divided into three classes, as nearly equal in number as possible, known as Class 1, Class 2, and Class 3 directors.  The initial directors of each class were elected for staggered terms of three years, based on the directors’ particular class, and, after expiration of such terms, shall thereafter be elected for three-year terms to expire at the third annual meeting of shareholders following such director’s election.  Each director shall serve until his or her successor has been elected and shall qualify, even though his or her term of office as herein provided has otherwise expired, except in the event of his or her earlier resignation, removal or disqualification.

Section 206.

Vacancies.  Vacancies in the Board of Directors, including vacancies occurring in the Board by reason of the removal of directors without cause, and newly created directorships resulting from an increase in the number of directors, may be filled by the remaining members of the Board even though less than a quorum.  Any director elected to fill a vacancy in the Board of Directors shall become a member of the same class of directors in which the vacancy existed.  The Board of Directors shall designate a directorship newly created as a result of an increase in the number of directors as belonging to Class 1, Class 2 or Class 3.  A director elected to fill a vacancy or as a result of an increase in the number of directors shall hold office only until the next election of directors for the particular class to which that director belongs and until the director’s successor is elected by the shareholders.

Section 207.

Regular Meetings.  Regular meetings of the Board of Directors shall be held on such day, at such hour, and at such place, consistent with applicable law, as the Board shall from time to time designate or as may be designated in any notice from the Secretary calling the meeting.  The Board of Directors shall meet for reorganization at the first regular meeting following the annual meeting of shareholders at which directors are elected.  Notice need not be given of regular meetings of the Board of Directors which are held at the time and place designated by the Board of Directors.  If a regular meeting is not to be held at the time and place designated by the Board of Directors, notice of such meeting, which need not specify the business to be transacted thereat and which may be either oral or in writing (including electronic mail or facsimile), shall be given by the Secretary to each member of the Board at least 24 hours before the time of the meeting.  A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business.  If at the time fixed for the meeting, including the meeting to organize the new Board following the annual meeting of shareholders, a quorum is not present, the directors in attendance may adjourn the meeting from time to time until a quorum is obtained.  Except as otherwise provided herein, a majority of those directors present and voting at any meeting of the Board of Directors, shall decide each matter considered.  A director shall not vote by proxy, or otherwise act by proxy at a meeting of the Board of Directors.

Section 208.

Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman, the Chief Executive Officer, the President or the Secretary or at the request of three or more members of the Board of Directors.  Notice of the time and place of every special meeting, which need not specify the business to be transacted thereat and which may be either oral or in writing (including electronic mail or facsimile), shall be given by the Secretary to each member of the Board at least 24 hours before the time of such meeting.

Section 209.

Records.  The records of the proceedings of the Board of Directors and all committees and any action taken by the Board of Directors or any committee by written consent shall be filed with the Secretary of the Corporation and presented to the Board of Directors, if practicable, at its next regular meeting.  The Board of Directors shall keep complete records of its proceedings in a minute book kept for that purpose.  When a director shall request it, the vote of each director upon a particular question shall be recorded in the minutes.

Section 210.

Absentee Participation in Meetings.  Any one or more directors may participate in a meeting of the Board of Directors, or of a committee of the Board, by means of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other.  Participation by such means shall constitute presence in person at a meeting.

Section 211.

Action Without a Meeting.  Any action required or permitted to be taken by the Board or any committee thereof may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action, which writing may be provided by electronic means.  The resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

Section 212.

Chairman of the Board.  Except as otherwise specified by the Board, the Chairman shall preside at all meetings of the Board and at all meetings of the shareholders and shall perform other duties as directed by the Board.

Section 213.

Vice Chairman of the Board.  The Vice Chairman of the Board, if any, shall serve as the Chairman of the Board in the absence of the Chairman and shall have such other duties as may be assigned to him or her from time to time by the Chairman of the Board or by the Board of Directors.

ARTICLE III.
COMMITTEES

Section 301.

Committees.  The Board, by resolution adopted by a majority of the entire Board, shall designate from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and such other committees as the Board may determine from time to time, each consisting of one or more directors.  The Executive Committee shall have all the authority of the Board and each of the other committees shall have authority only to the extent provided by the Board; provided, however, that no committee shall have authority as to the following matters:

(a)

The submission to shareholders of any action that needs shareholders’ approval under the New York Business Corporation Law;

(b)

The filling of vacancies in the Board or in any committee;

(c)

The fixing of compensation of the directors for serving on the Board or on any committee;

(d)

The amendment or repeal of the By-laws, or the adoption of new By-laws; and

(e)

The amendment or repeal of any resolution of the Board which by its terms shall not be so amendable or repealable.

Section 302.

Appointment of Committee Members.  The Board of Directors shall elect the members of the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee and the Chairman and any Vice Chairman of each such committee to serve until the next annual meeting of shareholders.  The Board of Directors may appoint, from time to time, other committees, for such purposes and with such powers as the Board may determine and shall elect the members of such committees.

Section 303.

Meetings and Committee Action.  Meetings of any committee may be called at any time by the Chairman or Secretary of the committee, and shall be called whenever two or more members of the committee so request in writing.  Unless a greater proportion is required by the resolution designating a committee of the Board, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business or of any specified item of business, and the vote of a majority of the members present at the time of such vote, if a quorum is present at such time, shall be the act of the committee.  The Board may designate one or more directors as alternate members of any such committee, who may replace any absent member or members at any meeting of such committee.

Section 304.

Organization and Proceedings.  Each committee of the Board of Directors shall effect its own organization by the appointment of a Secretary and such other officers, except the Chairman and Vice Chairman, as it may deem necessary.  A record of proceedings of all committees shall be kept by the Secretary of such committee and filed as provided in Section 209 of these By-laws.

Section 305.

Committee Charters.  Each committee may and, if directed by the Board of Directors, shall establish a charter reflecting its function, charge, and responsibilities.  The charter shall be prepared by the committee and shall be subject to approval by the Board.

ARTICLE IV.
OFFICERS

Section 401.

Officers.  The officers of the Corporation shall be a President, one or more Executive Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers and assistant officers as the Board of Directors may from time to time deem advisable.

Section 402.

Election and Term of Office.  All officers shall be elected by the Board of Directors at its first meeting held after the annual election of directors.  The officers need not be directors.  Unless elected for a lesser term, and subject always to the right of the Board to remove an officer with or without cause, each officer shall hold office for one year and until such officer’s successor has been elected and qualified.  Any officer may be removed at any time, with or without cause, and regardless of the term for which such officer was elected, but any removal of an officer without cause shall be without prejudice to any contract right of such officer.

Section 403.

Chief Executive Officer.  The Board of Directors may from time to time designate one of the officers of the Corporation as Chief Executive Officer.  The Chief Executive Officer shall, under the direction of the Board of Directors, have the general management of the Corporation’s business affairs and property and shall exercise general supervision over all activities of the Corporation and the other officers.  In the absence or incapacity of the Chief Executive Officer the powers and duties of that office shall be vested in such other officer as may from time to time be designated by the Board of Directors, or, in the absence of any such designation, by the President.

Section 404.

President.  The President shall have the powers and perform the duties which traditionally pertain to the office, and shall perform all other duties as directed by the Board or the Chief Executive Officer.  In the absence of the Chairman and the Chief Executive Officer, the President shall perform the duties and exercise the powers of the Chief Executive Officer and in the absence of the Chairman, the Vice Chairman, and the Chief Executive Officer, if the President is a director, the Chairman.

Section 405.

Chief Financial Officer.  The Board of Directors may from time to time designate one of the officers of the Corporation as the Chief Financial Officer.  The Chief Financial Officer is responsible for financial planning and record-keeping and shall perform all the powers and duties of the office of the Chief Financial Officer and in general has overall supervision of the financial operations of the Corporation.  The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Chief Executive Officer, the President or as the Board of Directors may from time to time determine.  If a Treasurer has not been elected, then the Chief Financial Officer shall be the Treasurer, and shall be considered the “treasurer” for the purposes of the New York Business Corporation Law.  The Chief Financial Officer shall report directly to the Chief Executive Officer, or if one has not been appointed, then to the President.

Section 406.

Executive Vice Presidents and Vice Presidents.  Each Executive Vice President and Vice President shall perform such duties, do such acts and be subject to such supervision as may be prescribed by the Board of Directors or the Chief Executive Officer.  In the event of the absence or disability of the Chief Executive Officer and the President or their refusal to act, the Executive Vice Presidents, in accordance with the provisions of a succession plan approved by the board of directors or, in the absence of an approved plan, the order of their seniority, shall perform the duties and have the powers and authorities of the President, except to the extent inconsistent with applicable law.

Section 407.

Secretary.  The Secretary: (a) shall attend all meetings of the Board and all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, (b) shall perform like duties for committees of the Board when required, (c) shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board, and (d) shall have such other authority and perform such other duties as usually pertain to the office or as may be prescribed by the Board.  The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board or the President, affix the same to any instrument requiring it, and when so affixed, it shall be attested by the signature of the Secretary or Treasurer.

Section 408.

Treasurer.  The Treasurer: (a) shall have the care and custody of all the moneys and securities of the Corporation, (b) shall keep or cause to be kept complete and accurate books of account of all moneys received and paid on account of the Corporation, (c) shall sign such instruments as require the Treasurer’s signature, and (d) shall have such other authority and perform such other duties as usually pertain to the office or as the Board may prescribe.

Section 409.

Assistant Officers.  Unless otherwise provided by the Board of Directors, each assistant officer shall perform such duties as shall be prescribed by the Board of Directors, the Chief Executive Officer or the officer to whom he or she is an assistant.  In the event of the absence or disability of an officer or his or her refusal to act, his or her assistant officer shall, in the order of their rank, and within the same rank in the order of their seniority, have the powers and authorities of such officer.

Section 410.

Compensation.  The Compensation Committee shall, in consultation with the Board of Directors, determine the compensation and benefits of the Chief Executive Officer and other executive officers of the Corporation.  In the event and to the extent that the Compensation Committee shall not hereafter exercise its discretionary power in respect of all other officers, the compensation to be paid to all other officers shall be determined by the Chief Executive Officer.

Section 411.

General Powers.  In addition to the powers specified above, the officers are authorized to do and perform such corporate acts as are necessary in the carrying on of the business of the Corporation, subject to the direction of the Board of Directors.

Section 412.

Officers Holding Two or More Offices.  Any two or more offices may be held by the same person but no officer shall execute or verify any instrument in more than one capacity if such instrument be required by law or otherwise to be executed or verified by two or more officers.

ARTICLE V.
INDEMNIFICATION

Section 501.

Indemnification of Directors and Officers.  To the full extent authorized or permitted by law, the Corporation shall indemnify any person (“Indemnified Person”) made, or threatened to be made, a party to any action or proceeding, whether civil, at law, in equity, criminal, administrative, investigative or otherwise, including any derivative action in the right of the Corporation, by reason of the fact that he or she, his or her testator or intestate, whether before or after adoption of this Article: (a) is or was a director, or officer of the Corporation, or (b) if a current or former director or officer of the Corporation, is serving or served, in any capacity, at the request of the Corporation, any other corporation, or any partnership, joint venture, trust, employee benefit plan or other enterprise, or (c) if not a director or officer of the Corporation, is serving or served, at the request of the Corporation, as a director or officer of any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, against all judgments, fines, penalties, amounts paid in settlement (provided the Corporation shall have consented to such settlement, which consent shall not be unreasonably withheld by it) and reasonable expenses, including reasonable attorneys’ fees and costs of investigation, incurred by such Indemnified Person with respect to any such threatened or actual action or proceeding, and any appeal therein, provided that: (x) the Indemnified Person acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful; (y) the acts of the Indemnified Person which were material to the cause of action so adjudicated or otherwise disposed of were not committed in bad faith or were not the result of active and deliberate dishonesty; and (z) the Indemnified Person did not personally gain in fact a financial profit or other advantage to which he or she was not legally entitled.  Notwithstanding the foregoing, the Corporation: (a) shall not provide indemnification or advancement of expenses in connection with an action or proceeding (or part thereof) initiated by a director or officer unless the Board of Directors has authorized or consented to such action or proceeding (or part thereof); and (b) unless ordered by a court pursuant to the applicable provisions of the New York Business Corporation Law, the Corporation may not indemnify a director or officer in connection with a proceeding by the Corporation in its own right.

Section 502.

Advancement of Expenses.  Expenses incurred by an Indemnified Person in connection with any action or proceeding as to which indemnification may be given under Section 501 of this Article V may be paid by the Corporation in advance of the final disposition of such action or proceeding upon: (a) receipt of a written undertaking by or on behalf of such director or officer to repay such advancement in the event that such director or officer is ultimately found not to be entitled to indemnification as authorized by this Article V, and (b) approval by the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding or, if such a quorum is not obtainable, then approval in accordance with Section 503(d). To the extent permitted by law, the Board of Directors or, if applicable, the shareholders, shall not be required under this Section 502 to make a determination that the director or officer has met the applicable standard of conduct provided by law for indemnification in connection with such action or proceeding.

Section 503.

Procedure for Indemnification.

(a)

Not later than 30 days following final disposition of an action or proceeding with respect to which the Corporation has received written request by an Indemnified Person for indemnification pursuant to this Article, if such indemnification has not been ordered by a court, the Board shall meet and find whether the Indemnified Person met the standard of conduct set forth in Section 501 of this Article, and, if it finds that he or she did, shall authorize such indemnification.

(b)

Such standard shall be found to have been met unless (i) a judgment or other final adjudication adverse to the Indemnified Person establishes that (A) acts of the Indemnified Person were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (B) the Indemnified Person personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; or (ii) if the action or proceeding was disposed of other than by judgment or other final adjudication, the Board finds in good faith that, if it had been disposed of by judgment or other final adjudication, such judgment or other final adjudication would have been adverse to the Indemnified Person and would have established (A) or (B) above.

(c)

If indemnification is denied, in whole or part, because of such a finding by the Board in the absence of a judgment or other final adjudication, or because the Board believes the expenses for which indemnification is requested to be unreasonable, such action by the Board shall in no way affect the right of the Indemnified Person to make application therefor in any court having jurisdiction.  In such action or proceeding the issue shall be whether the Indemnified Person met the standard of conduct set forth in Section 501 or whether the expenses were reasonable, as the case may be, and not whether the finding of the Board with respect thereto was correct.  The determination of such issue shall not be affected by the Board’s finding.  If the judgment or other final adjudication in such action or proceeding establishes that the Indemnified Person met the standard set forth in Section 501 or that some or all of the disallowed expenses were reasonable, the Board shall then find such standard to have been met if it has not done so, and shall grant such indemnification, and shall also grant to the Indemnified Person indemnification of the expenses incurred by him or her in connection with the action or proceeding resulting in the judgment or other final adjudication that such standard of conduct was met.  If pursuant to such court determination such person is entitled to less than the full amount of indemnification denied by the Corporation, the portion of such expenses proportionate to the amount of such indemnification so awarded.

(d)

A finding by the Board pursuant to this Section that the standard of conduct set forth in Section 501 has been met shall mean a finding: (i) by a quorum consisting of directors who are not parties to such action or proceeding, or (ii) if such a quorum is not obtainable or, if obtainable, such a quorum is unable to make such a finding and so directs, (A) by the Board upon the written opinion of independent legal counsel to the Corporation that indemnification is proper in the circumstances because the applicable standard of conduct has been met, or (B) by the shareholders upon a finding that such standard has been met.  The determination by the Board, counsel or shareholders regarding the standard of conduct is to be made as promptly as is practicable.

Section 504.

Contractual Article.  This Article shall be deemed to constitute a contract between the Corporation and each director and each officer of the Corporation who serves as such at any time while this Article is in effect.  No repeal or amendment of this Article, insofar as it reduces the extent of the indemnification of any person who could be a Indemnified Person, shall without his or her written consent be effective as to such person with respect to any event, act or omission occurring or allegedly occurring prior to: (a) the date of such repeal or amendment if on that date he or she is not serving in any capacity for which he or she could be a Indemnified Person; (b) the 30th day following delivery to him or her of written notice of such amendment as to any capacity in which he or she is serving on the date of such repeal or amendment, other than as a director or officer of the Corporation, for which he or she could be a Indemnified Person; or (c) the later of the 30th day following delivery to him or her of such notice or the end of the term of office (for whatever reason) he or she is serving as director or officer of the Corporation when such repeal or amendment is adopted, with respect to being a Indemnified Person in that capacity.  No amendment of New York State’s Business Corporation Law shall, insofar as it reduces the permissible extent of the right of indemnification of an Indemnified Person under this Article, be effective as to such person with respect to any event, act or omission occurring or allegedly occurring prior to the effective date of such amendment.  This Article shall be binding on any successor to the Corporation, including any corporation or other entity which acquires all or substantially all of the Corporation’s assets.

Section 505.

Insurance.  The Corporation may, but need not, maintain insurance insuring the Corporation or persons entitled to indemnification under Section 501 of this Article for liabilities against which they are entitled to indemnification under this Article or insuring such persons for liabilities against which they are not entitled to indemnification under this Article.

Section 506.

Non-exclusivity.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any person covered hereby may be entitled other than pursuant to this Article.  The Corporation is authorized to enter into agreements with any such person or persons providing them rights to indemnification or advancement of expenses in addition to the provisions therefor in this Article to the full extent permitted by law.

ARTICLE VI.
SHARES OF CAPITAL STOCK

Section 601.

Share Certificates; Uncertificated Shares.  The shares of the stock of the Corporation may be represented by certificates or uncertificated, as provided by New York law.  To the extent shares are represented by certificates, every share certificate of the Corporation shall be signed by the Chairman or a Vice-Chairman of the board or the President or Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer.  Certificates may be signed by a facsimile signature.  Shares of the Corporation’s stock may also be evidenced by registration in the holder’s name in uncertificated, book-entry form on the books of the Corporation.  Within a reasonable time after the issuance or transfer of uncertificated shares, to the extent required by applicable law, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates representing shares of that class of stock.  Except as otherwise expressly provided by law, the rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical.

Section 602.

Transfers.  Transfers of stock represented by certificates shall be made on the books of the Corporation only by the person named in the certificate or by an attorney-in-fact lawfully constituted in writing and upon surrender and cancellation of a certificate or certificates for a like number of shares of the same class of stock, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures as the Corporation or its agents may reasonably require.  Transfers of uncertificated shares shall be made on the books of the Corporation only by the record holder thereof, or by an attorney-in-fact, upon presentation of proper evidence of authority to transfer in accordance with customary procedures for transferring shares in uncertificated form.  Written notice of the transfer shall be given by the Corporation to the extent required by applicable law.

Section 603.

Lost or Destroyed Certificates.  Any person claiming a share certificate to be lost, destroyed or wrongfully taken shall receive a replacement certificate if such person shall have: (a) requested such replacement certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) provided the Corporation with an indemnity agreement satisfactory in form and substance to the Board of Directors, or the President or the Secretary; and (c) satisfied any other reasonable requirements (including providing an affidavit and a surety bond) fixed by the Board of Directors, or the President or the Secretary.

ARTICLE VII.
GENERAL

Section 701.

Fiscal Year.  The fiscal year of the Corporation shall begin on the 1st day of January in each year and end on the 31st day of December in each year.

Section 702.

Emergency By-laws.  When a quorum of the Corporation’s directors cannot be readily assembled because of some catastrophic event, and during the continuance of such event, the following By-law provisions shall be in effect, notwithstanding any other provision of the By-laws:

(a)

A meeting of the Board of Directors or of any committee thereof may be called by any officer or director upon one hour’s notice to all persons entitled to notice whom, in the sole judgment of the notifier, it is feasible to notify;

(b)

The director or directors in attendance at the meeting of the Board of Directors or of any committee thereof shall constitute a quorum; and

(c)

These By-laws may be amended or repealed, in whole or in part, by a majority vote of the directors attending any meeting of the Board of Directors, provided such amendment or repeal shall only be effective for the duration of such emergency.

Section 703.

Severability.  If any provision of these By-laws is illegal or unenforceable as such, such illegality or unenforceability shall not affect any other provision of these By-laws and such other provisions shall continue in full force and effect.

ARTICLE VIII.
AMENDMENT OR REPEAL

Section 801.

Amendment or Repeal.  By-laws of the Corporation may be adopted, amended or repealed: (a) at any meeting of shareholders, notice of which shall have referred to the proposed action, by the vote of the holders of a majority of the shares of the Corporation at the time entitled to vote in the election of any directors, or (b) at any meeting of the Board of Directors, notice of which need not refer to the proposed action, by the vote of a majority of the entire Board of Directors.  Any by-law adopted by the Board of Directors may be amended or repealed by the shareholders at any annual or special meeting of the shareholders.

APPENDIX C

MARKED VERSION OF PROPOSED AMENDED AND RESTATED BY-LAWS

 ~~OF~~

CANANDAIGUA NATIONAL CORPORATION

~~AMENDED AND RESTATED~~

~~BY-LAWS~~

~~These Bylaws are supplemental to the New York Business Corporation Law and other applicable provisions of law, as the same shall from time to time be in effect.~~

 ~~ARTICLE IX.  ARTICLE I~~
MEETINGS OF SHAREHOLDERS

 ~~Section 101.~~

 ~~Section 101.~~

Place of Meetings.  All meetings of the shareholders shall be held at such place or places, within or without the State of New York, as shall be determined by the Board of Directors from time to time.

 ~~Section 102.~~

 ~~Section 102.~~

Annual Meetings.  The annual meeting of the shareholders for the election of  ~~Directors~~  directors and the transaction of such other business as may properly come before the meeting shall be held at such date or hour as may be fixed by the Board of Directors.  ~~Any business which is a proper subject for shareholder action may be transacted at the annual meeting, irrespective of whether the notice of said meeting contains any reference thereto, except as otherwise provided by applicable law.~~

 ~~Section 103.~~

 ~~Section 103.~~

Special Meetings.  Special meetings of the shareholders may be called at any time by the Board of Directors ~~, or by any three or more shareholders entitled to cast at least twenty-five percent (25%) of the vote which all shareholders are entitled to cast at the particular meeting.~~  or the Chief Executive Officer or, if there is no Chief Executive Officer, the President.  Each special meeting of the shareholders shall be held at such time as the Board of Directors or the officer calling the meeting shall determine and shall be held at the principal office of the Corporation or at such other place within or without the State of New York as the Board of Directors shall determine.

Section 104.

Notice of Meetings.  Notice of each meeting of shareholders shall be in writing and shall state the place, date, and hour of the meeting.  Notice of a special meeting also shall state the purpose or purposes for which the meeting is called and shall indicate who called the meeting.  A copy of the notice of any meeting shall be given, personally, by mail, or electronically.  Notice of any meeting shall be given not fewer than 10 nor more than 60 days before the date of the meeting; provided, however, that such notice may be given by third class mail not fewer than 24 nor more than 60 days before the date of the meeting, to each shareholder entitled to vote at such meeting.  If mailed, such notice is given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholder at the shareholder’s address as it appears on the record of shareholders, or, if the shareholder shall have filed with the Secretary a request that notices to the shareholder be mailed to some other address, then directed to such shareholder at such other address.  If transmitted electronically, such notice is given when directed to the shareholder’s electronic mail address as supplied by the shareholder to the Secretary or as otherwise directed pursuant to the shareholder’s authorization or instructions.  Notice of meetings of shareholders need not be given to any shareholder who submits a waiver of notice, in person or by proxy, in writing or electronically, whether before or after the meeting.  The attendance of any shareholder at a meeting, whether in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by such shareholder.

Section 105.

Quorum.  At each meeting of shareholders, the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business.

Section 106.

Voting.  Except as otherwise provided by law or by the Certificate of Incorporation, at each meeting of shareholders, every shareholder of record shall be entitled to cast one vote for every share of stock standing in the shareholder’s name on the record of shareholders of the Corporation on the record date fixed pursuant to these By-laws.  Except as otherwise provided by law or by the Certificate of Incorporation, all matters shall be determined by a majority of the votes cast, except that directors shall be elected by a plurality of the votes cast.  Except as otherwise provided in the Certificate of Incorporation or these By-laws, an abstention shall not constitute a vote cast.

 ~~Section 107.~~

 ~~Section 104.~~

Conduct of Shareholders’ Meetings.  The Chairman of the Board , or in the absence of the Chairman, the Vice-Chairman, shall preside at all shareholders’ meetings.  In the absence of the Chairman  ~~of~~  and the  ~~Board~~  Vice Chairman , the  ~~President~~  Chief Executive Officer shall preside or, in his ~~/~~  or her absence, any  ~~Officer~~  officer designated by the Board of Directors shall preside .  The  ~~Officer~~  officer presiding over the shareholders’ meeting may establish such rules and regulations for the conduct of the meeting as he ~~/~~  or she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting.  Unless the  ~~Officer~~  officer presiding over the shareholders’ meeting otherwise requires, shareholders need not vote by ballot on any question.

Section 108.

Proxies.

(a)

Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize another person or persons to act for him or her by proxy.

(b)

No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy.  Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

(c)

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the Secretary or an Assistant Secretary.

(d)

Without limiting the manner in which a shareholder may authorize another person or persons to act for him or her as proxy pursuant to paragraph (a) of this Section, the following shall constitute a valid means by which a shareholder may grant such authority:

(i)

A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy.  Execution may be accomplished by the shareholder, or the shareholder’s authorized officer, director, employee or agent, signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(ii)

A shareholder may authorize another person or persons to act for the shareholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be reasonably determined that the telegram, cablegram or other electronic transmission was authorized by the shareholder.  If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors shall specify the nature of the information upon which they relied.

(e)

Any copy, facsimile telecommunications or other reliable reproduction of the writing or transmission created pursuant to paragraph (d) of this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 109.

List of Shareholders at Meetings.  A list of shareholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting of shareholders upon the request of any shareholder made prior to or at any meeting of shareholders.

Section 110.

Adjournments.  The shareholders entitled to vote who are present in person or by proxy at any meeting of shareholders, whether or not a quorum shall be present at the meeting, shall have power by a majority vote to adjourn the meeting from time to time without notice other than announcement at the adjourned meeting of the time and place to which the meeting is adjourned.  At any adjourned meeting at which a quorum shall be present any business may be transacted that might have been transacted on the original date of the meeting and the shareholders entitled to vote at the meeting on the original date (whether or not they were present there), and no others, shall be entitled to vote at such adjourned meeting.

Section 111.

Appointment of Inspectors of Election. The Board of Directors may, in advance of any meeting of shareholders, appoint one or more inspectors to act at the meeting or any adjournment thereof, and may appoint one or more persons as alternate inspectors to replace any inspector who fails to appear or act.  If no inspector or alternate has been appointed, or in case any inspector or alternate inspector appointed fails to appear or act, the vacancy shall be filled by appointment made by the person presiding at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.  No person who is a candidate for the office of director of the Corporation shall act as an inspector at any meeting of the shareholders at which directors are elected.

Section 112.

Duties of Inspectors of Election. Whenever one or more inspectors of election may be appointed as provided in these By-laws, he, she or they shall determine the number of shares outstanding and entitled to vote, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.  In determining the number of shares outstanding, the inspectors may rely on reports of the Secretary or transfer agent.  In determining the voting power of each share, the inspectors may rely on reports of the Secretary.  In determining the results of any voting, the inspectors may rely on the reports of the Secretary as to the vote required to take any action or the vote required in an election.

Section 113.

Advance Notice of Proposals.  At an annual or special meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) specified in the notice of the meeting, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder, either under this Section 113 or under Article II, Section 202.  For business to be properly brought before an annual meeting of shareholders pursuant to clause (c) above, the shareholder must have given timely notice of the proposed business to the Secretary and such business must be a proper matter for shareholder action under the New York Business Corporation Law and business which would be required to be included in the Corporation’s proxy statement with respect to the annual meeting under applicable federal securities laws.  To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 150th day prior to the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders if the date of the annual meeting is not changed more than 30 days from the date of the preceding year’s annual meeting and not later than the following dates: (i) at the close of business on the 120th day prior to the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders if the date of the annual meeting is not changed more than 30 days from the date of the preceding year’s annual meeting, and (ii) with respect to any other annual meeting or special meeting of shareholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting is first made.  In no event shall the announcement of an adjournment of an annual meeting or special meeting of shareholders commence a new time period for the giving of a shareholder’s notice as described above.  Such shareholder’s notice shall set forth:

(D)

as to the shareholder giving the notice: (1) the names and business addresses of the shareholder and all Persons (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, through the date of adoption of these By-laws) acting in concert with the shareholder; (2) the names and addresses of the shareholder and the Persons identified in clause (1), as they appear on the Corporation’s books (if they so appear); and (3) the class and number of shares of the Corporation beneficially owned by the shareholder and the Persons identified in clause (1);

(E)

as to the business being proposed: (1) a brief description of the business desired to be brought before the meeting; (2) the reasons for conducting such business at the meeting; and (3) any material interest of the shareholder in such business; and

(F)

such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal and to comply with applicable law.

In addition, for business to be properly brought before an annual meeting of shareholders pursuant to clause (c) above, the shareholder bringing such business before the meeting must be present at the annual meeting in person or by proxy.  The person presiding at the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section and that such business shall not be transacted.

Section 114.

Record Date.  The Board of Directors may fix , in advance, a day and hour not more than 60 days nor fewer than 10 days before the date on which any meeting of the shareholders is to be held, as the time as of which shareholders entitled to notice of and to vote at such meeting and at all adjournments thereof shall be determined; and, in the event such record date and time are fixed by the Board of Directors, no one other than the holders of record on such date and time of shares entitled to notice of and to vote at such meeting shall be entitled to notice of or to vote at such meeting or any adjournment thereof.  If a record date and time shall not be fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at any meeting of the shareholders, shareholders of record at the close of business on the day next preceding the day on which notice of such meeting is given, and no others, shall be entitled to notice of and to vote at such meeting or any adjournment thereof; provided, however, that if no notice of such meeting is given, shareholders of record at the close of business on the day next preceding the day on which such meeting is held, and no others, shall be entitled to vote at such meeting or any adjournment thereof.

 ~~ARTICLE II.  ARTICLE II~~
DIRECTORS AND BOARD MEETINGS

 ~~Section 201.~~

 ~~Section 201.~~

Management by Board of Directors.  The business and affairs of the Corporation shall be managed  ~~by its Board of Directors.  The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, regulation, the Articles of Incorporation or these Bylaws directed or required to be exercised or done by the shareholders.~~  under the direction of the Board of Directors.

 ~~Section 202.~~

 ~~Section 202.~~

Nomination for Directors.   ~~Nominations~~  Only persons who are nominated in accordance with the procedures set forth in this Section 202 shall be considered for and eligible for election as directors of the Corporation.  Nominations of persons for election as directors shall be made by the Board of Directors.  Shareholders may propose director nominees for consideration by the Board of Directors by complying with the notice procedures set forth in this Section 202.  Proposals from shareholders for nominations for directors to be elected at an annual meeting of shareholders must be submitted to the Secretary of the Corporation in writing  ~~not later than the close of business on the twentieth (20th) day immediately preceding the date of the meeting.  Such notification shall contain the following information to the extent known to the notifying shareholder: (a) name and address of each proposed nominee; (b~~  in accordance with Section 113.  In addition to complying with the requirements of Section 113, such shareholder’s notice shall set forth: (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address, and residence address of such person, (ii ) the principal occupation  ~~of each proposed nominee; (c) the total~~  or employment of such person, (iii) the class and number of shares of  ~~capital stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder~~  the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and address of such shareholder and of any other person or entity who is the record or beneficial owner of shares of the Corporation and who, to the knowledge of the shareholder giving notice, supports such nominee(s), and (ii) the class and number of shares of the Corporation which are beneficially owned and owned of record by such shareholder and by any other person or entity who is the record or beneficial owner of shares of the Corporation and who, to the knowledge of the shareholder giving the notice, supports such nominee(s) .  Nominations not made in accordance herewith may, in his ~~/~~  or her discretion, be disregarded by the  ~~Presiding Officer~~  presiding officer of the meeting, and upon his ~~/~~  or her instruction, the  ~~vote tellers~~  Corporation may disregard all votes cast for each such nominee.  In the event the same person is nominated by more than one shareholder, the nomination shall be honored, and all shares of capital stock of the Corporation shall be counted if at least one nomination for that person complies  ~~herewith.~~  with the procedures set forth in this Section 202.

 ~~Section 203.~~

 ~~Section 203.~~

Directors Must be Shareholders.  Each  ~~Director~~  director shall own , at a minimum ~~of Ten (10) Shares of the Common Capital Stock of the Corporation.  Any Director shall forthwith cease to be a Director when he/she no longer holds such shares, which fact shall be reported to the Board of Directors by the Secretary, whereupon the Board of Directors shall declare the seat of such Director vacated.~~  , the amount of the Corporation’s common or preferred stock that complies with the requirements of applicable federal law, including the provisions of 12 CFR §7.2005.

 ~~Section 204.~~

 ~~Section 204.~~

Number of Directors.  The Board of Directors shall consist of not  ~~less~~  fewer than five  ~~(5)~~ nor more than fifteen  ~~(15)~~ shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors ~~or by resolution of the shareholders at any annual or special meeting thereof~~ .

 ~~Section 205.~~

 ~~Section 205.~~

Classification of Directors.  The  ~~Directors~~  directors shall be divided into three ~~(3)~~  classes, as nearly equal in number as possible, known as Class 1,  ~~consisting of four (4) Directors;~~ Class 2,  ~~consisting of four (4) Directors; and Class 3, consisting of three (3) Directors.  The initial Directors of Class 1 shall serve until the third (3rd) annual meeting of shareholders ..  At the third (3rd) annual meeting of the shareholders, the Directors of Class 1 shall be elected for a term of three (3) years~~  and Class 3 directors.  The initial directors of each class were elected for staggered terms of three years, based on the directors’ particular class, and, after expiration of such  ~~term, shall thereafter be elected every three (3) years for~~

~~three (3) year terms.  The initial Directors of Class 2 shall serve until the second (2nd) annual meeting of shareholders.  At the second (2nd) annual meeting of the shareholders, the Directors of Class 2 shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms.  The initial Directors of Class 3 shall serve until the first (1st) annual meeting of shareholders.  At the first (1st) annual meeting of shareholders, the Directors of Class 3 shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms.  Each Director shall serve until his/~~ terms, shall thereafter be elected for three year terms to expire at the third annual meeting of shareholders following such director’s election.  Each director shall serve until his or her successor  ~~shall have~~  has been elected and shall qualify, even though his ~~/~~  or her term of office as herein provided has otherwise expired, except in the event of his ~~/~~  or her earlier resignation, removal or disqualification.

 ~~Section 206.~~

 ~~Section 206.~~

Vacancies.  Vacancies in the Board of Directors, including vacancies occurring in the Board by reason of the removal of directors without cause, and newly created directorships resulting from an increase in the number of  ~~Directors~~  directors , may be filled by the remaining members of the Board even though less than a quorum.  Any  ~~Director~~  director elected to fill a vacancy in the Board of Directors shall become a member of the same  ~~Class~~  class of  ~~Directors~~  directors in which the vacancy existed ~~; but if the vacancy is due to an increase in the number of Directors a majority of the members of the~~  ..  The Board of Directors shall designate  ~~such~~  a directorship newly created as a result of an increase in the number of directors as belonging to Class 1, Class 2 or Class  ~~3 so as to until his/her~~  3.  A director elected to fill a vacancy or as a result of an increase in the number of directors shall hold office only until the next election of directors for the particular class to which that director belongs and until the director’s successor is elected by the shareholders ~~, who may make such election at the next annual meeting of the shareholders or at any special meeting duly called for that purpose and held prior thereto~~ .

 ~~Section 207.~~

 ~~Section 207.~~

Regular Meetings.  Regular meetings of the Board of Directors shall be held on such day, at such hour, and at such place, consistent with applicable law, as the Board shall from time to time designate or as may be designated in any notice from the Secretary calling the meeting.  The Board of Directors shall meet for reorganization at the first regular meeting following the annual meeting of shareholders at which  ~~the Directors~~  directors are elected.  Notice need not be given of regular meetings of the Board of Directors which are held at the time and place designated by the Board of Directors.  If a regular meeting is not to be held at the time and place designated by the Board of Directors, notice of such meeting, which need not specify the business to be transacted thereat and which may be either  ~~verbal~~  oral or in writing (including electronic mail or facsimile) , shall be given by the Secretary to each member of the Board at least  ~~twenty-four (~~ 24 ~~)~~  hours before the time of the meeting.  A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business.  If at the time fixed for the meeting, including the meeting to organize the new Board following the annual meeting of shareholders, a quorum is not present, the directors in attendance may adjourn the meeting from time to time until a quorum is obtained.  Except as otherwise provided herein, a majority of those directors present and voting at any meeting of the Board of Directors, shall decide each matter considered.  A director  ~~cannot~~  shall not vote by proxy, or otherwise act by proxy at a meeting of the Board of Directors.

 ~~Section 208.~~

 ~~Section 208.~~

Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman, the Chief Executive Officer, the President or  ~~Cashier~~  the Secretary or at the request of three  ~~(3)~~ or more members ~~of the Board of Directors.  A special meeting of the Board of Directors shall be deemed to be any meeting other than the regular meeting~~  of the Board of Directors.  Notice of the time and place of every special meeting, which need not specify the business to be transacted thereat and which may be either  ~~verbal~~  oral or in writing (including electronic mail or facsimile) , shall be given by the Secretary to each member of the Board at least  ~~twenty-four (~~ 24 ~~)~~  hours before the time of such meeting ~~excepting the Organization Meeting following the election of Directors~~ .

 ~~Section 209.~~

 ~~Section 209.~~

 ~~Reports and~~ Records.  The  ~~reports of Officers and Committees and the~~ records of the proceedings of  ~~all Committees~~  the Board of Directors and all committees and any action taken by the Board of Directors or any committee by written consent shall be filed with the Secretary of the Corporation and presented to the Board of Directors, if practicable, at its next regular meeting.  The Board of Directors shall keep complete records of its proceedings in a minute book kept for that purpose.  When a  ~~Director~~  director shall request it, the vote of each  ~~Director~~  director upon a particular question shall be recorded in the minutes.

Section 210.

Absentee Participation in Meetings.  Any one or more directors may participate in a meeting of the Board of Directors, or of a committee of the Board, by means of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other.  Participation by such means shall constitute presence in person at a meeting.

Section 211.

Action Without a Meeting.  Any action required or permitted to be taken by the Board or any committee thereof may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action.  The resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

Section 212.

Chairman of the Board.   The Chairman shall preside at all meetings of the Board and at all meetings of the shareholders and shall perform other duties as directed by the Board.

Section 213.

Vice Chairman of the Board.  The Vice Chairman of the Board, if any, shall serve as the Chairman of the Board in the absence of the Chairman and shall have such other duties as may be assigned to him or her from time to time by the Chairman of the Board or by the Board of Directors.

 ~~ARTICLE III.  ARTICLE III~~
COMMITTEES

 ~~Section 301.~~

 ~~Committees.  The following Committee of the Board of Directors shall be established by the Board of Directors in addition to any other Committee the Board of Directors may in its discretion  establish.~~

 ~~Section 302.~~

 ~~Executive Committee.  The Executive Committee shall consist of any six (6) or more Directors.  A majority of the members of the Executive Committee shall constitute a quorum, and actions of a majority of those present at a meeting at which a quorum is present shall be actions of the Committee.  Meetings of the Committee may be called at any time by the Chairman or Secretary of the Committee , and shall be called whenever two (2) or more members of the Committee so request in writing.  The Executive Committee shall have and exercise the authority of the Board of Directors in the management of the business of the Corporation between the dates of regular meetings of the Board.~~

Section 301.

Committees.  The Board, by resolution adopted by a majority of the entire Board, shall designate from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and such other committees as the Board may determine from time to time, each consisting of one or more directors.  The Executive Committee shall have all the authority of the Board and each of the other committees shall have authority only to the extent provided by the Board; provided, however, that no committee shall have authority as to the following matters:

(a)

The submission to shareholders of any action that needs shareholders’ approval under the New York Business Corporation Law;

(b)

The filling of vacancies in the Board or in any committee;

(c)

The fixing of compensation of the directors for serving on the Board or on any committee;

(d)

The amendment or repeal of the By-laws, or the adoption of new By-laws; and

(e)

The amendment or repeal of any resolution of the Board which by its terms shall not be so amendable or repealable.

 ~~Section 302.~~

 ~~Section 303.~~

Appointment of Committee Members.  The Board of Directors shall elect the members of the Executive Committee , the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee and the Chairman and any Vice Chairman of each such  ~~Committee to serve until the next annual meeting of shareholders.  The President shall appoint or shall establish a method of appointing, subject to the approval of the Board of Directors, the members of any other Committees established by the Board of Directors, and the Chairman and Vice Chairman of such Committee,~~  committee to serve until the next annual meeting of shareholders.  The Board of Directors may appoint, from time to time, other committees, for such purposes and with such powers as the Board may determine and shall elect the members of such committees .

Section 303.

Meetings and Committee Action.  Meetings of any committee may be called at any time by the Chairman or Secretary of the committee , and shall be called whenever two or more members of the committee so request in writing.  Unless a greater proportion is required by the resolution designating a committee of the Board, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business or of any specified item of business, and the vote of a majority of the members present at the time of such vote, if a quorum is present at such time, shall be the act of the committee.  The Board may designate one or more directors as alternate members of any such committee, who may replace any absent member or members at any meeting of such committee.

~~Section 304.~~

 ~~Section 304.~~

Organization and Proceedings.  Each  ~~Committee~~  committee of the Board of Directors shall effect its own organization by the appointment of a Secretary and such other  ~~Officers~~  officers , except the Chairman and Vice Chairman, as it may deem necessary.  A record of proceedings of all  ~~Committees~~  committees shall be kept by the Secretary of such  ~~Committee~~  committee and filed  ~~and presented~~ as provided in Section 209 of these  ~~Bylaws~~  By-laws .

Section 305.

Committee Charters.  Each committee may and, if directed by the Board of Directors, shall establish a charter reflecting its function, charge, and responsibilities.  The charter shall be prepared by the committee and shall be subject to approval by the Board.

 ~~ARTICLE IV.  ARTICLE IV~~
~~OFFICERS~~
 OFFICERS

Section 401.

Officers.  The officers of the Corporation shall be a President, one or more Executive Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers and assistant officers as the Board of Directors may from time to time deem advisable.

 ~~Section 402.~~

 ~~Section 401.~~

 ~~Officers.  The Officers of the Corporation shall be a President, one (1) or more Vice Presidents, a Secretary, a Treasurer, and such other Officers and Assistant Officers as the Board of Directors may from time to time deem advisable.  Except for the President, Secretary, and Treasurer, the Board may refrain from filling any of the said offices at any time and from time to time.  The same individual may hold any two (2) or more offices except both the offices of President and Treasurer.  The following Officers~~  Election and Term of Office.  All officers shall be elected by the Board of Directors at  ~~the time, in the manner and for such terms as the Board of Directors from time to time shall determine: President, Vice President, Secretary, and Treasurer.  The President may, subject to change by the Board of Directors, appoint such Officers or Assistant Officers as he/she may deem advisable provided such Officers or Assistant Officers have a title not higher than Vice President, who shall hold office for such periods as the President shall determine.  Any Officer~~  its first meeting held after the annual election of directors.  The officers need not be directors.  Unless elected for a lesser term, and subject always to the right of the Board to remove an officer with or without cause, each officer shall hold office for one year and until such officer’s successor has been elected and qualified.  Any officer may be removed at any time, with or without cause, and regardless of the term for which such  ~~Officer~~  officer was elected, but any removal of an officer without cause shall be without prejudice to any contract right of such  ~~Officer.  Each Officer shall hold his office for the current year for which he was elected or appointed by the Board unless he shall resign, becomes disqualified, or be removed at the pleasure of the Board of Directors~~  officer .

 ~~Section 402.~~

 ~~President.  The President shall have general supervision of all of the departments and business of the Corporation and shall prescribe the duties of the other Officers and Employees and see to the proper performance thereof.  The President shall be responsible for having all orders and resolutions of the Board of Directors carried into effect.  The President shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to all authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other Officer or Agent of the Corporation by the Board of Directors or by the President.  The President shall be a member of the Board of Directors.  The President shall be the Chairman of the Board unless the Board appoints some other director to act in that capacity, and shall preside at meetings of the Board.  In general, the President shall perform all the duties and exercise all the powers and authorities incident to such office or as prescribed by the Board of Directors.~~

Section 403.

Chief Executive Officer.  The Board of Directors may from time to time designate one of the officers of the Corporation as Chief Executive Officer.  The Chief Executive Officer shall, under the direction of the Board of Directors, have the general management of the Corporation’s business affairs and property and shall exercise general supervision over all activities of the Corporation and the other officers.  In the absence or incapacity of the Chief Executive Officer the powers and duties of that office shall be vested in such other officer as may from time to time be designated by the Board of Directors, or, in the absence of any such designation, by the President.

Section 404.

President.  The President shall have the powers and perform the duties which traditionally pertain to the office, and shall perform all other duties as directed by the Board or the Chief Executive Officer.  In the absence of the Chairman and the Chief Executive Officer, the President shall perform the duties and exercise the powers of the Chief Executive Officer and in the absence of the Chairman, the Vice Chairman, and the Chief Executive Officer, if the President is a director, the Chairman.

Section 405.

Chief Financial Officer.  The Board of Directors may from time to time designate one of the officers of the Corporation as the Chief Financial Officer.  The Chief Financial Officer is responsible for financial planning and record-keeping and shall perform all the powers and duties of the office of the Chief Financial Officer and in general has overall supervision of the financial operations of the Corporation.  The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Chief Executive Officer, the President or as the Board of Directors may from time to time determine.  If a Treasurer has not been elected, then the Chief Financial Officer shall be the Treasurer, and shall be considered the “treasurer” for the purposes of the New York Business Corporation Law.  The Chief Financial Officer shall report directly to the Chief Executive Officer, or if one has not been appointed, then to the President.

 ~~Section 406.~~

 ~~Section 403.~~

Executive Vice Presidents and Vice Presidents.  Each Executive Vice President ~~..  The~~  and Vice President shall perform such duties, do such acts and be subject to such supervision as may be prescribed by the Board of Directors or the  ~~President~~  Chief Executive Officer .  In the event of the absence or disability of the Chief Executive Officer and the President or  ~~his/her~~  their refusal to act, the Executive Vice Presidents, in  ~~the order of their rank, and within the same rank in the order of their authority~~  accordance with the provisions of a succession plan approved by the board of directors or, in the absence of an approved plan, the order of their seniority , shall perform the duties and have the powers and authorities of the President, except to the extent inconsistent with applicable law.

 ~~Section 407.~~

 ~~Section 404.~~

Secretary.  The Secretary ~~shall act under the supervision of the President or such other Officers as the President may designate.  Unless a designation to the contrary is made at a meeting, the Secretary~~  : (a) shall attend all meetings of the Board and all meetings of the shareholders and record all  ~~of~~  votes and the minutes of all proceedings  ~~of such meetings~~ in a book to be kept for that purpose ~~..  The Secretary~~  , (b) shall perform like duties for committees of the Board when required, (c) shall give, or cause to be given, notice of all meetings of the shareholders and  ~~of the Board of Directors~~  special meetings of the Board, and (d) shall have such other authority and perform such other duties as usually pertain to the office or as may be prescribed by the Board .  The Secretary shall keep  ~~a~~  in safe custody the seal of the Corporation ~~,~~  and, when authorized by the Board  ~~of Directors~~ or the President,  ~~cause it to be affixed~~  affix the same to any  ~~documents and instruments~~  instrument requiring it ~~..  The Secretary shall perform such other duties as may be prescribed by the Board of Directors, President, or such other Supervising Officer as the President may designate~~  , and when so affixed, it shall be attested by the signature of the Secretary or Treasurer .

 ~~Section 408.~~

 ~~Section 405.~~

 ~~Treasurer.  The Treasurer shall act under the supervision of the President or such other Officer as the President may designate.  The Treasurer shall have custody of the Corporation’s funds and such other duties as may be prescribed by the Board of Directors, President or such other Supervising Officer as the President may  designate.~~

Section 409.

Treasurer.  The Treasurer: (a) shall have the care and custody of all the moneys and securities of the Corporation, (b) shall keep or cause to be kept complete and accurate books of account of all moneys received and paid on account of the Corporation, (c) shall sign such instruments as require the Treasurer’s signature, and (d) shall have such other authority and perform such other duties as usually pertain to the office or as the Board may prescribe.

 ~~Section 410.~~

 ~~Section 406.~~

Assistant Officers.  Unless otherwise provided by the Board of Directors, each  ~~Assistant Officer~~  assistant officer shall perform such duties as shall be prescribed by the Board of Directors, the  ~~President~~  Chief Executive Officer or the  ~~Officer~~  officer to whom he ~~/~~  or she is an  ~~Assistant~~  assistant .  In the event of the absence or disability of an  ~~Officer~~  officer or his ~~/~~  or her refusal to act, his ~~/~~  or her  ~~Assistant Officer~~  assistant officer shall, in the order of their rank, and within the same rank in the order of their seniority, have the powers and authorities of such  ~~Officer~~  officer .

 ~~Section 411.~~

 ~~Section 407.~~

 ~~Compensation.  Unless otherwise provided by the Board of Directors, the salaries and compensation of all Officers and Assistant Officers, except the President shall be fixed by or in the manner designated by the President.~~

Section 412.

Compensation.  The Compensation Committee shall, in consultation with the Board of Directors, determine the compensation and benefits of the Chief Executive Officer and other executive officers of the Corporation.  In the event and to the extent that the Compensation Committee shall not hereafter exercise its discretionary power in respect of all other officers, the compensation to be paid to all other officers shall be determined by the Chief Executive Officer.

 ~~Section 413.~~

 ~~Section 408.~~

General Powers.   ~~The Officers~~  In addition to the powers specified above, the officers are authorized to do and perform such corporate acts as are necessary in the carrying on of the business of the Corporation, subject  ~~always~~ to the direction of the Board of Directors.

Section 414.

Officers Holding Two or More Offices.  Any two or more offices may be held by the same person but no officer shall execute or verify any instrument in more than one capacity if such instrument be required by law or otherwise to be executed or verified by two or more officers.

 ~~ARTICLE V.  ARTICLE V~~
INDEMNIFICATION

 ~~Section 501.~~

 ~~Mandatory Indemnification.  The Corporation shall, to the full extent permitted by the New York Business Corporation Law, as amended from time to time, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is or was a Director, Officer or Employee of the Corporation or of any of its subsidiaries.~~

 ~~Section 502.~~

 ~~Optional Indemnification.  In all situations in which indemnification is not mandatory under Section 501 hereof, the Corporation may,~~

Section 501.

Indemnification of Directors and Officers.  To the full extent authorized or permitted by law, the Corporation shall indemnify any person (“Indemnified Person”) made, or threatened to be made, a party to any action or proceeding, whether civil, at law, in equity, criminal, administrative, investigative or otherwise, including any derivative action in the right of the Corporation, by reason of the fact that he or she, his or her testator or intestate, whether before or after adoption of this Article: (a) is or was a director, or officer of the Corporation, or (b) if a current or former director or officer of the Corporation, is serving or served, in any capacity, at the request of the Corporation, any other corporation, or any partnership, joint venture, trust, employee benefit plan or other enterprise, or (c) if not a director or officer of the Corporation, is serving or served, at the request of the Corporation, as a director or officer of any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, against all judgments, fines, penalties, amounts paid in settlement (provided the Corporation shall have consented to such settlement, which consent shall not be unreasonably withheld by it) and reasonable expenses, including reasonable attorneys’ fees and costs of investigation, incurred by such Indemnified Person with respect to any such threatened or actual action or proceeding, and any appeal therein, provided that: (x) the Indemnified Person acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful; (y) the acts of the Indemnified Person which were material to the cause of action so adjudicated or otherwise disposed of were not committed in bad faith or were not the result of active and deliberate dishonesty; and (z) the Indemnified Person did not personally gain in fact a financial profit or other advantage to which he or she was not legally entitled.  Notwithstanding the foregoing, the Corporation: (a) shall not provide indemnification or advancement of expenses in connection with an action or proceeding (or part thereof) initiated by a director or officer unless the Board of Directors has authorized or consented to such action or proceeding (or part thereof); and (b) unless ordered by a court pursuant to the applicable provisions of the New York Business Corporation Law, the Corporation may not indemnify a director or officer in connection with a proceeding by the Corporation in its own right.

Section 502.

Advancement of Expenses.   Expenses incurred by an Indemnified Person in connection with any action or proceeding as to which indemnification may be given under Section 501 of this Article V may be paid by the Corporation in advance of the final disposition of such action or proceeding upon: (a) receipt of a written undertaking by or on behalf of such director or officer to repay such advancement in the event that such director or officer is ultimately found not to be entitled to indemnification as authorized by this Article V, and (b) approval by the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding or, if such a quorum is not obtainable, then approval in accordance with Section 503(d). To the extent permitted by law, the Board of Directors or, if applicable, the shareholders, shall not be required under this Section 502 to make a determination that the director or officer has met the applicable standard of conduct provided by law for indemnification in connection with such action or proceeding.

Section 503.

Procedure for Indemnification.

(a)

Not later than 30 days following final disposition of an action or proceeding with respect to which the Corporation has received written request by an Indemnified Person for indemnification pursuant to this Article, if such indemnification has not been ordered by a court, the Board shall meet and find whether the Indemnified Person met the standard of conduct set forth in Section 501 of this Article, and, if it finds that he or she did, shall authorize such indemnification.

(b)

Such standard shall be found to have been met unless (i) a judgment or other final adjudication adverse to the Indemnified Person establishes that (A) acts of the Indemnified Person were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (B) the Indemnified Person personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; or (ii) if the action or proceeding was disposed of other than by judgment or other final adjudication, the Board finds in good faith that, if it had been disposed of by judgment or other final adjudication, such judgment or other final adjudication would have been adverse to the Indemnified Person and would have established (A) or (B) above.

(c)

If indemnification is denied, in whole or part, because of such a finding by the Board in the absence of a judgment or other final adjudication, or because the Board believes the expenses for which indemnification is requested to be unreasonable, such action by the Board shall in no way affect the right of the Indemnified Person to make application therefor in any court having jurisdiction.  In such action or proceeding the issue shall be whether the Indemnified Person met the standard of conduct set forth in Section 501 or whether the expenses were reasonable, as the case may be, and not whether the finding of the Board with respect thereto was correct.  The determination of such issue shall not be affected by the Board’s finding.  If the judgment or other final adjudication in such action or proceeding establishes that the Indemnified Person met the standard set forth in Section 501 or that some or all of the disallowed expenses were reasonable, the Board shall then find such standard to have been met if it has not done so, and shall grant such indemnification, and shall also grant to the Indemnified Person indemnification of the expenses incurred by him or her in connection with the action or proceeding resulting in the judgment or other final adjudication that such standard of conduct was met.  If pursuant to such court determination such person is entitled to less than the full amount of indemnification denied by the Corporation, the portion of such expenses proportionate to the amount of such indemnification so awarded.

(d)

A finding by the Board pursuant to this Section that the standard of conduct set forth in Section 501 has been met shall mean a finding: (i) by a quorum consisting of directors who are not parties to such action or proceeding, or (ii) if such a quorum is not obtainable or, if obtainable, such a quorum is unable to make such a finding and so directs, (A) by the Board upon the written opinion of independent legal counsel to the Corporation that indemnification is proper in the circumstances because the applicable standard of conduct has been met, or (B) by the shareholders upon a finding that such standard has been met.  The determination by the Board, counsel or shareholders regarding the standard of conduct is to be made as promptly as is practicable.

Section 504.

Contractual Article.  This Article shall be deemed to constitute a contract between the Corporation and each director and each officer of the Corporation who serves as such at any time while this Article is in effect.  No repeal or amendment of this Article, insofar as it reduces the extent of the indemnification of any person who could be a Indemnified Person, shall without his or her written consent be effective as to such person with respect to any event, act or omission occurring or allegedly occurring prior to: (a) the date of such repeal or amendment if on that date he or she is not serving in any capacity for which he or she could be a Indemnified Person; (b) the 30th day following delivery to him or her of written notice of such amendment as to any capacity in which he or she is serving on the date of such repeal or amendment, other than as a director or officer of the Corporation, for which he or she could be a Indemnified Person; or (c) the later of the 30th day following delivery to him or her of such notice or the end of the term of office (for whatever reason) he or she is serving as director or officer of the Corporation when such repeal or amendment is adopted, with respect to being a Indemnified Person in that capacity.  No amendment of New York State’s Business Corporation Law shall, insofar as it reduces the permissible extent of the right of indemnification of a Indemnified Person under this Article, be effective as to such person with respect to any event, act or omission occurring or allegedly occurring prior to the effective date of such amendment.  This Article shall be binding on any successor to the Corporation, including any corporation or other entity which acquires all or substantially all of the Corporation’s assets.

Section 505.

Insurance.  The Corporation may, but need not, maintain insurance insuring the Corporation or persons entitled to indemnification under Section 501 of this Article for liabilities against which they are entitled to indemnification under this Article or insuring such persons for liabilities against which they are not entitled to indemnification under this Article.

Section 506.

Non-exclusivity.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any person covered hereby may be entitled other than pursuant to this Article.  The Corporation is authorized to enter into agreements with any such person or persons providing them rights to indemnification or advancement of expenses in addition to the provisions therefor in this Article to the full extent permitted by  ~~the New York Business Corporation Law, as amended from time to time, indemnify all persons whom it is empowered to indemnify pursuant thereto.~~  law.

~~ARTICLE VI. ARTICLE VI~~
SHARES OF CAPITAL STOCK

 ~~Section 601.~~

 ~~Section 601.~~

 ~~Authority to Sign Share Certificates.  Every~~  Share Certificates; Uncertificated Shares.  The shares of the stock of the Corporation may be represented by certificates or uncertificated, as provided by New York law.  To the extent shares are represented by certificates, every share certificate of the Corporation shall be signed by the President or Vice President and by the Secretary or  ~~one of~~ the Assistant  ~~Secretaries~~  Secretary or the Treasurer or the Assistant Treasurer .  Certificates may be signed by a facsimile signature ~~of the President and the Secretary or one of the Assistant Secretaries of the Corporation.~~  ..  Shares of the Corporation’s stock may also be evidenced by registration in the holder’s name in uncertificated, book-entry form on the books of the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, to the extent required by applicable law, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates representing shares of that class of stock.  Except as otherwise expressly provided by law, the rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical.

Section 602.

Transfers.  Transfers of stock represented by certificates shall be made on the books of the Corporation only by the person named in the certificate or by an attorney-in-fact lawfully constituted in writing and upon surrender and cancellation of a certificate or certificates for a like number of shares of the same class of stock, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures as the Corporation or its agents may reasonably require.  Transfers of uncertificated shares shall be made on the books of the Corporation only by the record holder thereof, or by an attorney-in-fact, upon presentation of proper evidence of authority to transfer in accordance with customary procedures for transferring shares in uncertificated form.  Written notice of the transfer shall be given by the Corporation to the extent required by applicable law.

 ~~Section 603.~~

 ~~Section 602.~~

Lost or Destroyed Certificates.  Any person claiming a share certificate to be lost, destroyed or wrongfully taken shall receive a replacement certificate if such person shall have: (a) requested such replacement certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) provided the Corporation with an indemnity agreement satisfactory in form and substance to the Board of Directors, or the President or the Secretary; and (c) satisfied any other reasonable requirements (including providing an affidavit and a surety bond) fixed by the Board of Directors, or the President or the Secretary.

 ~~ARTICLE VII.  ARTICLE VII~~
GENERAL

 ~~Section 701.~~

 ~~Section 701.~~

Fiscal Year.  The fiscal year of the Corporation shall begin on the  ~~first (~~ 1st ~~)~~  day of January in each year and end on the  ~~thirty-first (~~ 31st ~~)~~  day of December in each year.

 ~~Section 702.~~

~~Record Date.  The Board of Directors may fix any time whatsoever (whether or not the same is more than fifty (50) days) prior to the date of any meeting of shareholders, or the date for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or will go into effect, as a record date for the determination of the shareholders entitled to notice of, or to vote at, any such meetings, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares.~~

 ~~Section 703.~~

 ~~Absentee Participation in Meetings.  One (1) or more Directors may participate in a meeting of the Board of Directors, or of a Committee of the Board, by means of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other.~~

 ~~Section 702.~~

 ~~Section 704.~~

 ~~Emergency Bylaws.  In the event of any emergency resulting from a nuclear attack or similar disaster~~  Emergency By-laws.  When a quorum of the Corporation’s directors cannot be readily assembled because of some catastrophic event , and during the continuance of such  ~~emergency~~  event , the following  ~~Bylaw~~  By-law provisions shall be in effect, notwithstanding any other provision of the  ~~Bylaws~~  By-laws :

 ~~(a)~~

 ~~(a)~~

A meeting of the Board of Directors or of any  ~~Committee~~  committee thereof may be called by any  ~~Officer~~  officer or  ~~Director~~  director upon one ~~(1)~~  hour’s notice to all persons entitled to notice whom, in the sole judgment of the notifier, it is feasible to notify;

 ~~(b)~~

 ~~(b)~~

The  ~~Director~~  director or  ~~Directors~~  directors in attendance at the meeting of the Board of Directors or of any  ~~Committee~~  committee thereof shall constitute a quorum; and

~~(c)~~

 ~~(c)~~

These  ~~Bylaws~~  By-laws may be amended or repealed, in whole or in part, by a majority vote of the  ~~Directors~~  directors attending any meeting of the Board of Directors, provided such amendment or repeal shall only be effective for the duration of such emergency.

 ~~Section 703.~~

 ~~Section 705.~~

Severability.  If any provision of these  ~~Bylaws~~  By-laws is illegal or unenforceable as such, such illegality or unenforceability shall not affect any other provision of these  ~~Bylaws~~  By-laws and such other provisions shall continue in full force and effect.

 ~~ARTICLE VIII.  ARTICLE VIII~~
AMENDMENT OR REPEAL

 ~~Section 801.~~

 ~~Amendment or Repeal by the Board of Directors.  These Bylaws may be amended or repealed, in whole or in part, by a majority vote of members of the Board of Directors at any regular or special meeting of the Board duly convened.  Notice need not be given of the purpose of the meeting of the Board of Directors at which the amendment or repeal is to be considered.~~

 ~~Section 802.~~

 ~~Recording Amendments and Repeals.  The text of all amendments and repeals to these Bylaws shall be attached to the Bylaws with a notation of the date and vote of such amendment or repeal.~~

 ~~ARTICLE IX~~
~~APPROVAL OF AMENDED BYLAWS AND~~
~~RECORD OF AMENDMENTS AND REPEALS~~

 ~~Section 901.~~

 ~~Approval and Effective Date.  These Bylaws have been approved as the Bylaws of the Corporation this 12th day of December, 1984, and shall be effective as of said date.~~

 ~~Robert G. Sheridan, Secretary~~

 ~~Section 902.~~

 ~~Amendments or Repeals.~~

 ~~Section Involved~~ 	 ~~Dated Amended or Repealed~~ 	 ~~Approved By~~
 ~~Article III, Section 302~~ 	 ~~2/28/1990~~ 	 ~~R. G. Sheridan, Secretary~~
 ~~Article II, Section 203~~ 	 ~~3/13/2002~~ 	 ~~R. G. Sheridan, Secretary~~

Section 801.

Amendment or Repeal.  By-laws of the Corporation may be adopted, amended or repealed: (a) at any meeting of shareholders, notice of which shall have referred to the proposed action, by the vote of the holders of a majority of the shares of the Corporation at the time entitled to vote in the election of any directors, or (b) at any meeting of the Board of Directors, notice of which need not refer to the proposed action, by the vote of a majority of the entire Board of Directors.  Any by-law adopted by the Board of Directors may be amended or repealed by the shareholders at any annual or special meeting of the shareholders.

APPENDIX D

SUMMARY OF PROPOSED CHANGES TO BY-LAWS

The following summary of the proposed changes to our current By-laws is qualified in its entirety by reference to the complete text of the Amended By-laws in Appendix B to this Proxy Statement.

Meetings of Shareholders (Article I)

In order to align our By-laws more closely with current corporate governance practices, we propose making the following revisions to the provisions of our By-laws governing meetings of shareholders:

•

Special Meetings (Article I, Section 103): Our current By-laws provide that special meetings of shareholders may be called at any time by the Board of Directors, or by any three or more shareholders entitled to cast at least 25% of the vote which all shareholders are entitled to cast at the particular meeting.  We are proposing to amend this provision to provide that special meeting may be called only by the Board or the Chief Executive Officer or, if there is no Chief Executive Officer, the President.  This amendment could have anti-takeover effects by removing the ability of shareholders to call a special meeting, which could make it more difficult or discourage a takeover attempt.

•

Notice (Article I, Section 104):  Our current By-laws do not address the methods for giving notice of each meeting of shareholders.  The Amended By-laws, in accordance with the New York Business Corporation Law (the “NYBCL”), provide that notice shall be in writing and shall state the place, date, and hour of the meeting and that notice of a special meeting also shall state the purpose or purposes for which the meeting is called and shall indicate who called the meeting.  A copy of the notice of any meeting shall be given, personally, by mail, or electronically and, generally, notice of any meeting shall be given not fewer than 10, nor more than 60 days before the date of the meeting.  The proposed notice provisions of the Amended By-laws were drafted in accordance with the NYBCL, track our current notice practices, and also address when notice will be considered received and wavier of notice.

•

Quorum (Article I, Section 105):  Our current By-laws do not address quorum requirements for shareholder meetings.  The Amended By-laws provide that at each meeting of shareholders, the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business.

•

Voting (Article I, Section 106):  Our current By-laws do not specifically state the voting rights of shareholders, so the Amended By-laws provide, generally: (a) that every shareholder of record shall be entitled to cast one vote for every share of stock standing in the shareholder’s name on the record date for the particular meeting; (b) that, except as otherwise provided by law or by the Corporation’s charter, all matters shall be determined by a majority of the votes cast, except that directors shall be elected by a plurality of the votes cast; and (c) except as otherwise provided in the Corporation’s charter or By-laws, an abstention shall not constitute a vote cast.

•

Conduct of Shareholders’ Meetings (Article I, Section 107).  The Amended By-laws revise this section to provide that the Chairman or the Vice-Chairman, shall preside at all shareholders’ meetings and in the absence of the Chairman and the Vice Chairman, the Chief Executive Officer shall preside at all shareholders’ meetings.

•

Proxies (Article I, Section 108):  The Amended By-laws also include a provision for the use of proxies by shareholders, a practice we have relied on for some time but that is not included in our current By-laws.  The Amended By-laws generally provide that: (a) every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize another person or persons to act for him or her by proxy; (b) no proxy will be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy; (c) every proxy is revocable at the pleasure of the shareholder executing it; and (d) the authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the Secretary or an Assistant Secretary of the Corporation.

•

List of Shareholders at Meetings (Article I, Section 109):  A list of shareholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting of shareholders upon the request of any shareholder made prior to or at any meeting of shareholders.

•

Adjournments (Article I, Section 110):  The Amended By-laws add a provision on adjournments that: (a) permits the adjournment of a meeting by a majority vote of the shareholders entitled to vote who are present in person or by proxy; (b) provides that at any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting; and (c) provides that only the shareholders entitled to vote at the original meeting, and no others, may vote at the adjourned meeting.

•

Inspectors of Election; Duties (Article I, Sections 111 and 112):  The Amended By-laws include a new provision that allows the Board of Directors to appoint one or more inspectors who, if appointed, would: (a) determine the number of shares outstanding and entitled to vote, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies; (b) receive votes, ballots or consents; (c) hear and determine all challenges and questions arising in connection with the right to vote; (d) count and tabulate all votes, ballots, or consents; (e) determine the result; and (f) do such acts as are proper to conduct the election or vote with fairness to all shareholders.

•

Advance Notice of Proposals (Article I, Section 113): Our Board of Directors believes that it is in the Corporation’s best interest to implement a by-law provision that requires that shareholders give advance notice of an intention to submit proposals at a shareholder meeting.  Such advance notice requirement will ensure that the Corporation has adequate time to prepare for any contested election of directors and will also serve to protect against unsolicited takeover proposals or attempts to gain control of our Board of Directors.  The proposed advance notice by-law provides the following:

o

To be properly brought before an annual meeting, business must be: (a) specified in the notice of the meeting, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder.

o

For business to be properly brought before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the proposed business to the Secretary and such business must be a proper matter for shareholder action under the NYBCL and business which would be required to be included in the Corporation’s proxy statement with respect to the annual meeting under applicable federal securities laws.

o

To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 150th day prior to the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders if the date of the annual meeting is not changed more than 30 days from the date of the preceding year’s annual meeting and not later than the following dates: (i) at the close of business on the 120th day prior to the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders if the date of the annual meeting is not changed more than 30 days from the date of the preceding year’s annual meeting, and (ii) with respect to any other annual meeting or special meeting of shareholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting is first made.

o

The shareholder’s notice shall set forth:

▪

(a) as to the shareholder giving the notice: (1) the names and business addresses of the shareholder and all Persons (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, through the date of adoption of these By-laws) acting in concert with the shareholder; (2) the names and addresses of the shareholder and the Persons identified in clause (1), as they appear on the Corporation’s books (if they so appear); and (3) the class and number of shares of the Corporation beneficially owned by the shareholder and the Persons identified in clause (1);

▪

(b) as to the business being proposed: (1) a brief description of the business desired to be brought before the meeting; (2) the reasons for conducting such business at the meeting; and (3) any material interest of the shareholder in such business; and

▪

(c) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal and to comply with applicable law.

o

The shareholder bringing such business before the meeting must be present at the annual meeting in person or by proxy.

•

Record Date (Article I, Section 114):  The Amended By-laws revise the current By-laws’ record date provision to bring it in line with the NYBCL.  The revised record date provision generally provides that the Board of Directors may fix, in advance, a day and hour not more than 60 days nor fewer than 10 days before the date on which any meeting of the shareholders is to be held, as the time as of which shareholders entitled to notice of and to vote at such meeting and at all adjournments thereof shall be determined.

Directors and Board Meetings (Article II)

•

Management by Board of Directors (Article II, Section 201):  The Amended By-laws revise and simplify this section and provides that the business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

•

Nomination for Directors (Article II, Section 202):  Our current By-laws provide that nominations for directors to be elected at an annual meeting must be submitted to the Secretary of the Corporation in writing not later than the close of business on the twentieth (20th) day immediately preceding the date of the meeting and that the notification must contain certain information regarding the proposed nominee.  We are proposing revisions to this section that incorporate the advance notice provisions discussed above and expand the information required to be submitted to the Corporation.  Article II, Section 202 of the Amended By-laws provides as follows:

o

Proposals from shareholders for nominations for directors to be elected at an annual meeting of shareholders must be submitted to the Secretary of the Corporation in writing in accordance with the advance notice provisions discussed above that appear in Article I, Section 113 of the Amended By-laws.

o

In addition to complying with the advance notice requirements of Article I, Section 113 of the Amended By-laws, the shareholder’s notice shall set forth:

▪

(a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and

▪

(b) as to the shareholder giving the notice (i) the name and address of such shareholder and of any other person or entity who is the record or beneficial owner of shares of the Corporation and who, to the knowledge of the shareholder giving notice, supports such nominee(s), and (ii) the class and number of shares of the Corporation which are beneficially owned and owned of record by such shareholder and by any other person or entity who is the record or beneficial owner of shares of the Corporation and who, to the knowledge of the shareholder giving the notice, supports such nominee(s).

•

Directors Must be Shareholders (Article II, Section 203):  Our current By-laws provide that each director must own a minimum of 10 Common Shares and that a director will cease to be a director when he or she no longer holds such shares.  The Amended By-laws revise this section to provide that each director shall own, at a minimum, the amount of the Corporation’s common or preferred stock that complies with the requirements of applicable federal law, including the provisions of 12 CFR §7.2005, which was the original intent of the current by-law.  The revised provision also deletes the language regarding a director ceasing to be a director when he or she no longer holds such shares.

•

Number of Directors (Article II, Section 204):  The Amended By-laws revise Article II, Section 204 to remove the ability of the shareholders to increase or decrease the number of directors.

•

Classification of Directors (Article II, Section 205):  We are not proposing any substantive revisions to Article II, Section 205 of the current By-laws, but Article II, Section 205 of the Amended By-laws deletes certain historical references included at the time our current By-laws were adopted and simplifies the board classification language.

•

Vacancies (Article II, Section 206):  The Amended By-laws revise the director vacancy by-law to: (a) clarify that Article II, Section 206 applies to all vacancies, including vacancies occurring in the Board by reason of the removal of directors without cause; and (b) to provide that a director elected to fill a vacancy or as a result of an increase in the number of directors shall hold office only until the next election of directors for the particular class to which that director belongs and until the director’s successor is elected by the shareholders.

•

Regular Meetings (Article II, Section 207): Article II, Section 207 of the Amended By-laws revises the regular meeting by-law to provide that notice of a regular meeting that is not to be held at the time and place designated by the Board of Directors may be by electronic mail or facsimile.

•

Special Meetings (Article II, Section 208):  Article II, Section 208 of the Amended By-laws revises the special meeting by-law of the current By-laws to provide that a special meeting of the Board of Directors may be called by the Chairman, the Chief Executive Officer, the President or the Secretary and also to provide that notice of a special meeting may be by electronic mail or facsimile.

•

Records (Article II, Section 209):  The Amended By-laws revise Article II, Section 209 to clarify the record retention provisions in the current By-laws.  Revised Section 209 provides that records will be kept of the proceedings of the Board of Directors and all committees and any action taken by the Board of Directors or any committee by written consent.

•

Absentee Participation in Meetings (Article II, Section 210):  The Amended By-laws revise Article II, Section 210 to clarify that participation by means of a conference telephone or similar communications equipment constitutes presence in person at a meeting.

•

Action Without a Meeting (Article II, Section 211):  The Amended By-laws add a new by-law that allows the Board of Directors to take any action required or permitted to be taken by the Board or any committee thereof by unanimous written consent, which may be provided by electronic means.

•

Chairman; Vice Chairman (Article II, Sections 212 and 213):  The Amended By-laws include provisions expressly establishing the positions of Chairman and Vice Chairman of the Board.

Committees (Article III)

The Amended By-laws generally revise the provisions regarding committees of the Board of Directors to bring them in line with modern corporate governance practices.  Among other things, Article III of the Amended By-laws:

•

expressly names the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee;

•

provides that the Executive Committee of the Board shall have all the authority of the Board and that each of the other committees shall have authority only to the extent provided by the Board;

•

restricts the authority of all committees such that no committee shall have authority as to the following matters:

o

the submission to shareholders of any action that needs shareholders’ approval under the New York Business Corporation Law;

o

the filling of vacancies in the Board or in any committee;

o

the fixing of compensation of the directors for serving on the Board or on any committee;

o

the amendment or repeal of the By-laws, or the adoption of new By-laws; and

o

the amendment or repeal of any resolution of the Board which by its terms shall not be so amendable or repealable;

•

establishes that the Board of Directors shall elect the members of all Board committees;

•

establishes the procedures for calling committee meetings and the methods by which committees may take action; and

•

provides that each committee may and, if directed by the Board of Directors, shall establish a charter reflecting its function, charge, and responsibilities.

Officers (Article IV)

•

Election and Term of Office (Article IV, Section 402):  The Amended By-laws revise the election and term provisions of the current By-laws.  Article IV, Section 402 of the Amended By-laws provides that: (a) all officers shall be elected by the Board of Directors at its first meeting held after the annual election of directors; (b) the officers need not be directors; and (c) unless elected for a lesser term, and subject always to the right of the Board to remove an officer with or without cause, each officer shall hold office for one year and until such officer’s successor has been elected and qualified.

•

Officers and Descriptions (Article IV, Sections 403-409):  The Amended By-laws revise, and add as necessary, the officers of the Corporation and the description of their duties.  Officers of the Corporation include: Chief Executive Officer, President, Chief Financial Officer, Executive Vice Presidents and Vice Presidents, Secretary, Treasurer, and Assistant Officers.

•

Compensation (Article IV, Section 410).  The Amended By-laws include as Article IV, Section 410 a new by-law that addresses the compensation of the Corporation’s officers.  The new by-law provides that the Compensation Committee shall, in consultation with the Board of Directors, determine the compensation and benefits of the Chief Executive Officer and other executive officers of the Corporation.  In the event and to the extent that the Compensation Committee does not exercise its discretionary power in respect of all other officers, the new by-law provides that the compensation to be paid to all other officers shall be determined by the Chief Executive Officer.

•

Officers Holding Two or More Offices (Article IV, Section 412).  The Amended By-laws add a new by-law that provides that any two or more offices may be held by the same person but no officer shall execute or verify any instrument in more than one capacity if such instrument be required by law or otherwise to be executed or verified by two or more officers.

Indemnification (Article V)

The Amended By-laws include substantial revisions to the indemnification provisions.  We believe that these revisions are necessary to update our By-laws in accordance with the NYBCL and modern corporate governance practices.  Our current By-laws provide that the Corporation (a) must indemnify persons who are, or are threatened to be, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the Corporation or of any of its subsidiaries; and (b) may, to the full extent permitted by the NYBCL, all persons who the Corporation is empowered to indemnify pursuant to the NYBCL.  The major provisions of Article V of the Amended By-laws are as follows:

•

Indemnification of Directors and Officers (Article V, Section 501):

o

To the full extent authorized or permitted by law, the Corporation shall indemnify any person (“Indemnified Person”) made, or threatened to be made, a party to any action or proceeding, whether civil, at law, in equity, criminal, administrative, investigative or otherwise, including any derivative action in the right of the Corporation, by reason of the fact that he or she, his or her testator or intestate, whether before or after adoption of the article: (a) is or was a director, or officer of the Corporation, or (b) if a current or former director or officer of the Corporation, is serving or served, in any capacity, at the request of the Corporation, any other corporation, or any partnership, joint venture, trust, employee benefit plan or other enterprise, or (c) if not a director or officer of the Corporation, is serving or served, at the request of the Corporation, as a director or officer of any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, against all judgments, fines, penalties, amounts paid in settlement (provided the Corporation shall have consented to such settlement, which consent shall not be unreasonably withheld by it) and reasonable expenses, including reasonable attorneys’ fees and costs of investigation, incurred by such Indemnified Person with respect to any such threatened or actual action or proceeding, and any appeal therein, provided that: (x) the Indemnified Person acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful; (y) the acts of the Indemnified Person which were material to the cause of action so adjudicated or otherwise disposed of were not committed in bad faith or were not the result of active and deliberate dishonesty; and (z) the Indemnified Person did not personally gain in fact a financial profit or other advantage to which he or she was not legally entitled.

o

The Corporation: (a) shall not provide indemnification or advancement of expenses in connection with an action or proceeding (or part thereof) initiated by a director or officer unless the Board of Directors has authorized or consented to such action or proceeding (or part thereof); and (b) unless ordered by a court pursuant to the applicable provisions of the NYBCL, the Corporation may not indemnify a director or officer in connection with a proceeding by the Corporation in its own right.

•

Advancement of Expenses (Article V, Section 502):  Expenses incurred by an Indemnified Person in connection with any action or proceeding as to which indemnification may be given under Article V, Section 501 of the Amended By-laws may be paid by the Corporation in advance of the final disposition of such action or proceeding upon: (a) receipt of a written undertaking by or on behalf of such director or officer to repay such advancement in the event that such director or officer is ultimately found not to be entitled to indemnification, and (b) generally, approval by the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding.

•

Additional Provisions (Article V, Sections 503-506): The indemnification article in the Amended By-laws also:

o

sets forth the procedures for indemnification;

o

establishes the relationship between the Corporation and each director and officer of the Corporation who serves as such at any time while the article is in effect as being contractual;

o

provides, generally, that no repeal or amendment of the article will reduce the indemnification rights of any person who could be a indemnified person without his or her written consent;

o

allows the Corporation to maintain insurance insuring the Corporation or persons entitled to indemnification for liabilities against which they are entitled to indemnification under the article or insuring such persons for liabilities against which they are not entitled to indemnification under the article;

o

provides that the indemnification will not be deemed exclusive of any other rights to which any person covered hereby may be entitled; and

o

authorizes the Corporation to enter into agreements with any such person or persons providing them rights to indemnification or advancement of expenses in addition to the provisions in the indemnification article.

Shares of Capital Stock (Article VI)

•

Share Certificates; Uncertificated Shares (Article VI, Section 601):  Article VI of the Amended By-laws provides that the shares of the stock of the Corporation may be represented by certificates or uncertificated, as provided by New York law, while our current By-laws provide that all shares will be certificated.  We believe the addition of uncertificated shares is consistent with modern corporate government practices.  The revised section on certificated and uncertificated shares of the Corporation’s capital stock provides that:

o

to the extent shares are represented by certificates, every share certificate of the Corporation shall be signed by the Chairman or a Vice Chairman of the board or the President or Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer;

o

certificates may be signed by a facsimile signature;

o

shares of the Corporation’s stock may also be evidenced by registration in the holder’s name in uncertificated, book-entry form on the books of the Corporation;

o

within a reasonable time after the issuance or transfer of uncertificated shares, to the extent required by applicable law, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates representing shares of that class of stock; and

o

except as otherwise expressly provided by law, the rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical.

•

Transfers (Article VI, Section 602):  Our current By-laws do not address transfers of our capital stock, so the Amended By-laws include a new section addressing that issue.  Article VI, Section 602 of the Amended By-laws provides that:

o

transfers of stock represented by certificates shall be made on the books of the Corporation only by the person named in the certificate or by an attorney-in-fact lawfully constituted in writing and upon surrender and cancellation of a certificate or certificates for a like number of shares of the same class of stock, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures as the Corporation or its agents may reasonably require; and

o

transfers of uncertificated shares shall be made on the books of the Corporation only by the record holder thereof, or by an attorney-in-fact, upon presentation of proper evidence of authority to transfer in accordance with customary procedures for transferring shares in uncertificated form.

General (Article VII)

The emergency by-laws provision of our current By-laws provide that certain emergency by-law provisions will be in effect in the event of any emergency resulting from a nuclear attack or similar disaster.  The Amended By-laws revise this provision to provide that it shall go into effect when a quorum of the Corporation’s directors cannot be readily assembled because of some catastrophic event.

Amendment or Repeal (Article VIII)

Our current By-laws provide that the By-laws may be amended or repealed, in whole or in part, by a majority vote of members of the Board of Directors at any regular or special meeting of the Board duly convened.  The Amended By-laws revise this section to provide that by-laws may be adopted, amended or repealed: (a) at any meeting of shareholders, notice of which shall have referred to the proposed action, by the vote of the holders of a majority of the shares of the Corporation at the time entitled to vote in the election of any directors, or (b) at any meeting of the Board of Directors, notice of which need not refer to the proposed action, by the vote of a majority of the entire Board of Directors.  The Amended By-laws also provide, in accordance with the NYBCL, that any by-law adopted by the Board of Directors may be amended or repealed by the shareholders at any annual or special meeting of the shareholders.  In addition, given the proposed amendment and restatement of our By-laws, the Amended By-laws delete the provision in our current By-laws that noted the date the current By-laws were originally approved and the provisions that noted certain historical amendments to the current By-laws.

APPENDIX E

CANANDAIGUA NATIONAL CORPORATION

OMNIBUS INCENTIVE PLAN

1.

Purpose. The purposes of the Plan are: (a) to promote the interests of the Corporation, its Subsidiaries and its shareholders by strengthening the ability of the Corporation and its Subsidiaries to attract and retain highly competent officers and other key employees; and (b) to provide a means to encourage Stock ownership and proprietary interest in the Corporation. The Plan is intended to provide Participants with forms of long-term incentive compensation that are not subject to the deduction limitation rules prescribed under Code Section 162(m), and should be construed to the extent possible as providing for remuneration which is “performance-based compensation” within the meaning of Code Section 162(m) and the regulations promulgated thereunder.

2.

Definitions. Where the context of the Plan permits, words in the masculine gender shall include the feminine gender, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

(a)

Award means the grant of incentive compensation under this Plan to a Participant.

(b)

Board means the board of directors of the Corporation.

(c)

Cause means the termination of a Participant’s employment due to: (a) the Participant’s misappropriation of funds or assets of the Corporation or a subsidiary for personal use; (b) the Participant willfully violating the Corporation’s policies or standards of business conduct as determined in good faith by the Board; or (c) any “cause” definition that appears in the Participant’s written employment agreement or the Participant’s Award(s).

(d)

Change in Control means:

(i)

there shall be consummated: (1) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Corporation or a parent of the Corporation immediately before the consolidation or merger; or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or

(ii)

the shareholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation; or

(iii)

any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more voting control of the Corporation’s then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Corporation immediately before it becomes such 30% beneficial owner of voting control; or

(iv)

individuals who constitute the Corporation’s Board of Directors on the date hereof (the “Incumbent Board’) cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election, by the Corporation’s shareholders, was approved by a vote of at least 75% of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (iv), considered as though such person were a member of the Incumbent Board

Notwithstanding the foregoing, any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or one of its affiliates shall not constitute a Change in Control,

(e)

Code means the Internal Revenue Code of 1986, as amended.

(f)

Committee means either (i) the Compensation Committee of the Board, or (ii) the full Board, unless the Board appoints another committee to administer the Plan.

(g)

Corporation means Canandaigua National Corporation, and any successor thereto.

(h)

Covered Employee means a covered employee within the meaning of Code Section 162(m), or any successor provision of the Code.

(i)

Disability means any medically determinable physical or mental impairment which prevents a Participant from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined in good faith by the Committee.

(j)

Exchange Act means the Securities Exchange Act of 1934, as amended.

(k)

Fair Market Value as of any date and in respect of any share of Stock shall be determined in accordance with the following rules:

(i)

If the Stock is readily tradable on an established stock exchange or interdealer quotation system, then the “Fair Market Value” of the Stock shall be the closing sales price for the Stock on such exchange or system for the most recent market trading day on which a sale occurred preceding the date of determination, as reported on such exchange or system or such other source as the Committee deems reliable.

(ii)

If the Stock is not readily tradable on an established stock exchange or interdealer quotation system, then the “Fair Market Value” of the Stock shall be as determined in good faith by the Committee through any reasonable valuation method which satisfies the requirements of Section 409A of the Code.

(iii)

In no event shall the fair market value of any Stock be less than its par value.

(l)

Incentive Stock Option means a Stock Option designed to meet the requirements of Code Section 422, or any successor provision of the Code.

(m)

Nonqualified Stock Option means a Stock Option that is not an Incentive Stock Option and the transfer or exercise of which is subject to taxation under Code Section 83 and Treasury regulations issued thereunder.

(n)

Participant means an individual designated by the Committee as eligible to receive an Award under the Plan.

(o)

Performance Unit Award means a cash incentive subject to the satisfaction of long-term Performance Criteria and granted pursuant to section 10 below.

(p)

Performance Criteria means business criteria within the meaning of Code Section 162(m), including, but not limited to: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre-or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total shareholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels. Any Performance Criteria may be used to measure the Corporation’s performance as a whole or any of the Corporation’s business units and may be measured relative to a peer group or index.

(q)

Performance Period means a period of at least one year and no more than five years, designated by the Committee.

(r)

Person means any individual, entity or group, including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

(s)

Phantom Stock means an award providing a Participant with the right to receive the value of a share of Stock at a date on or after vesting in accordance with the terms of such grant, and/or upon the attainment of Performance Criteria specified by the Committee in the Award, in accordance with section 9 below.

(t)

Plan means this Omnibus Incentive Plan.

(u)

Restricted Stock means Stock subject to a vesting condition specified by the Committee in an Award in accordance with section 9 below.

(v)

RSU means a restricted stock unit providing a Participant with the right to receive cash or Stock, at the discretion of the Committee, at a date on or after vesting in accordance with the terms of such grant and/or upon the attainment of Performance Criteria specified by the Committee in the Award in accordance with section 9 below.

(w)

SAR means a stock appreciation right granted pursuant to section 8 below.

(x)

Stock means a share of the common Voting Stock of the Corporation, provided that with respect to Stock related to a Stock Option or SAR intended to be exempt from Code Section 409A, Stock means a share of Voting Stock of the Corporation that on the date of grant of the Stock Option or SAR: (A) is common stock for purposes of Code Section 305; (B) has no preference as to distributions (other than distributions of Stock and distributions in liquidation); and (C) which is not subject to a mandatory repurchase obligation (other than a right of first refusal) or to a put or call right (other than a lapse restriction as defined in Treasury regulations issued under Code Section 83), if the stock price under the obligation or right is based on a measure other than the fair market value (disregarding lapse restrictions as defined in Treasury Regulation Section 1.83-3(i)) of the equity interest in the Corporation.

(y)

Stock Option means the right to acquire shares of Stock at a certain price that is granted pursuant to section 7 below. The term Stock Option includes both Incentive Stock Options and Nonqualified Stock Options.

(z)

Subsidiary means any corporation or entity of which the Corporation owns, directly or indirectly, at least 50% of the total voting power of all classes of stock entitled to vote or at least 50% of total value of all classes of stock.

(aa)

Voting Stock means the common stock of the Corporation with the general right to vote for the election of directors.

3.

Administration. The Plan will be administered by the Committee consisting of two or more directors of the Corporation as the Board may designate from time to time.  Each member of the Committee shall satisfy such requirements as:

(a)

the Securities and Exchange Commission has or may establish for directors acting under plans intended to qualify for exemption under Rule 16b-3 or its successor under the Exchange Act;

(b)

any stock exchange on which Stock of the Corporation is traded has or may establish pursuant to its rule-making authority; and

(c)

the Internal Revenue Service has or may establish for outside directors acting under plans intended to qualify for exemption under Code Section 162(m).

The Committee shall have the discretionary authority to: (i) construe and interpret the Plan and any Awards granted thereunder; (ii) establish and amend rules for Plan administration; (iii) change the terms and conditions of Awards at or after grant (subject to the provisions of section 17 below); (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan; (v) determine the eligible participants of the Corporation to whom, and the time or times at which, Awards shall be granted; (vi) determine the form of Awards and the number of shares of Stock to be subject to each award; (vii) prescribe the form of the Award agreements and any appropriate terms and conditions applicable to the Awards; (viii) make any amendments to such agreements or Awards; and (ix) make all other determinations which it deems necessary or advisable for the administration of the Plan; provided, however, that, notwithstanding any provision of the Plan to the contrary, with respect to an Award that constitutes deferred compensation intended to be exempt from or comply with Code Section

409A, the Plan shall be interpreted and administered consistent with Code Section 409A exemption or compliance requirements.

Awards under the Plan may be made subject to the satisfaction of one or more Performance Criteria. Performance Criteria shall be established by the Committee for a Participant (or group of Participants) no later than ninety (90) days after the commencement of each Performance Period (or the date on which 25% of the Performance Period has elapsed, if earlier). The Committee may select one or more Performance Criteria and may apply those Performance Criteria on a corporate-wide or division/business segment basis.  Notwithstanding the above or any other provision of the Plan, the Committee may not increase the amount of compensation payable to a Participant upon the satisfaction of Performance Criteria.

The Committee or the Board may authorize one or more officers of the Corporation to select employees to participate in the Plan and to determine the number and type of Awards to be granted to such Participants, except with respect to: Awards to Participants subject to Section 16 of the Exchange Act; Awards to non-employee directors of the Corporation; and Awards to officers who are, or who are reasonably expected to be, Covered Employees. Any reference in the Plan to the Committee shall include such officer or officers acting pursuant to the authority delegated by the Committee or the Board.

The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Corporation and its shareholders and in accordance with the purposes of the Plan. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, if it is in writing and signed by all the Committee members.

Notwithstanding the above, no member of the Committee shall interpret the Plan with respect to, or exercise any discretion, act on, or decide, any matter relating to himself or any of his rights or benefits under the Plan.

4.

Eligibility to Participate. Participants may consist of employees and non-employee directors of the Corporation and its Subsidiaries; provided, however, the following individuals shall be excluded from participation in the Plan: (a) contract laborers; (b) employees whose base wage or base salary is not processed for payment by the payroll department of the Corporation or any Subsidiary; and (c) any individual performing services under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Corporation enters into for service. Designation of a Participant in any year shall not require the Committee to designate that person to receive an Award in any other year or to receive the same type or amount of Award as granted to the Participant in any other year or as granted to any other Participant in any year. The Committee shall consider all factors that it deems relevant in selecting Participants and in determining the type and amount of their respective Awards.

5.

Shares Available Under the Plan and for Awards. There is hereby reserved for issuance under the Plan an aggregate of 24,000 shares of Stock. Stock covered by an Award granted under the Plan shall not be counted as used unless and until actually issued and delivered to a Participant. Accordingly, if there is (a) a lapse, expiration, termination or cancellation of any Stock Option or other Award outstanding under this Plan prior to the issuance of Stock thereunder, or (b) a forfeiture of any shares of Restricted Stock or other Stock subject to an Award prior to vesting, then the Stock subject to such Awards shall be added to the Stock available for Awards under the Plan. In addition, any Stock covered by an SAR shall be counted as used only to the extent Stock is actually issued to the Participant upon exercise of the right. Finally, any Stock exchanged by a Participant as full or partial payment of the exercise price under any Stock Option exercised under the Plan, any Stock retained by the Corporation to comply with applicable income tax withholding requirements, and any Stock covered by an Award which is settled in cash, shall be added to the Stock available for Awards under the Plan.

All Stock issued under the Plan may be either authorized and unissued Stock or issued Stock reacquired by the Corporation. The maximum number of shares of Stock that may be issued under the Plan through Incentive Stock Options is 24,000; provided, however, notwithstanding a Stock Option’s designation, to the extent that Incentive Stock Options are exercisable for the first time by the Participant during any calendar year with respect to Stock whose aggregate Fair Market Value exceeds $100,000, such Stock Options shall be treated as Nonqualified Stock Options.

The Stock reserved for issuance and the other limitations set forth above shall be subject to adjustment in accordance with section 12 hereto.

6.

Types of Awards, Payments, and Limitations. Awards shall consist of Stock Options, SARs, Restricted Stock, Phantom Stock, Performance Unit Awards and RSUs, all as described herein. Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee shall determine, and with the expectation that any Award of Stock shall be styled to preserve the nature of the Award and such restrictions as it may impose. Consistent with Code Section 409A restrictions and subject to the provisions of sections 17 and 19 hereto, the Committee, either at the time of grant or by subsequent amendment, may require or permit Participants to elect to defer the issuance of Stock or the settlement of Awards in cash under such rules and procedures as the Committee may establish under the Plan.

The Committee may provide that any Awards under the Plan earn dividends or dividend equivalents, and interest on such dividends or dividend equivalents, other than Stock Options and SARs intended to be exempt from Code Section 409A. Such dividends or dividend equivalents shall be credited to a Participant’s Plan account, and are subject to the same vesting or Performance Criteria as the underlying Award.  Dividends or dividend equivalents shall be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Stock or Stock equivalents.

Each Award shall be evidenced by an agreement that sets forth the terms, conditions and limitations of such Award. Such terms may include, but are not limited to, the term of the Award, the provisions applicable in the event the Participant’s employment terminates, and the Corporation’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award including without limitation the ability to amend such Awards to comply with changes in applicable law. An Award may also be subject to other provisions (whether or not applicable to similar Awards granted to other Participants) as the Committee determines appropriate, including provisions intended to comply with federal or state tax or securities laws, stock exchange requirements, understandings or conditions as to the Participant’s employment, requirements or inducements for continued ownership of Stock after exercise or vesting of Awards, or forfeiture of Awards in the event of termination of employment shortly after exercise or vesting, or breach of noncompetition or confidentiality agreements following termination of employment.  The Committee need not require the execution of any such agreement by a Participant.  The date of the Award or the date specified in the Award shall be the grant date of the Award for all purposes.

The Committee may make retroactive adjustments to, and the Participant shall reimburse to the Corporation any cash or equity based incentive compensation paid to the Participant, where such compensation was predicated upon achieving financial results that were substantially the subject of a restatement and, as a result of the restatement, it is determined that the Participant otherwise would not have been paid such compensation, regardless of whether or not the restatement resulted from the Participant’s misconduct. In each such instance, the Corporation will, to the extent practicable, seek to recover the amount by which the Participant’s cash or equity based incentive compensation for the relevant period exceeded the lower payment that would have been made based on the restated financial results.

Furthermore, the Corporation will, to the extent permitted by governing law, require reimbursement of any cash or equity based incentive compensation paid to any named executive officer (for purposes of this policy “named executive officers” has the meaning given that term in Item 402(a)(3) of Regulation S-K under the Securities Exchange Act of 1934) where: (i) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a substantial restatement, and (ii) in the Committee’s view the officer engaged in fraud or misconduct that caused or partially caused the need for the substantial restatement. In each instance described above, the Corporation will, to the extent practicable, seek to recover the described cash or equity based incentive compensation for the relevant period, plus a reasonable rate of interest.

Measurement of the attainment of Performance Criteria may exclude, if the Award agreement so provides, impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, in the notes to the financial statements, in the management’s discussion and analysis section of the financial statements, or in other Securities and Exchange Commission filings.

Consistent with Code Section 409A restrictions, an Award may: (i) require a Participant to have amounts or Stock that otherwise would be paid or delivered to the Participant as a result of the exercise or settlement of an Award under the Plan credited to a deferred compensation or stock unit account established for the Participant by the Committee on the Corporation’s books of account; or (ii) permit a Participant to defer the receipt of payments of Awards pursuant to such rules, procedures or programs as may be established for purposes of this Plan.

7.

Stock Options. Stock Options may be granted to Participants at any time as determined by the Committee; provided, however, that Incentive Stock Options shall be granted only to an employee of the Corporation or a Subsidiary. The Committee shall determine the number of shares subject to each Stock Option and whether the Stock Option is an Incentive Stock Option. The exercise price for each Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of the Stock on the date the Stock Option is granted unless the Stock Option is a substitute or assumed Stock Option as described in section 13 hereto. Subject to the provisions of this section 7, each Stock Option shall be exercisable at such time, shall expire at such time, and shall be subject to such other terms and conditions, as the Committee shall determine and as provided in the Award; provided, however, that no Stock Option shall be exercisable more than 10 years from the date of grant or, in the case of an Incentive Stock Option granted to an employee/shareholder described in Treasury Regulation Section 1.442-2(f), 5 years from the date of grant.

An Incentive Stock Option shall be exercisable following a Participant’s termination of employment only as follows:

(a)

Upon termination of the Participant’s employment for any reason other than death or Disability, any vested option that was exercisable immediately preceding termination may be exercised at any time prior to the earlier of the expiration date of the ISO or the expiration of three months after the date of such termination.

(b)

If the employment of a Participant terminates by reason of death or Disability (as determined by the Committee), any ISO may be exercised by the Participant or, in the event of the Participant’s death, by the Participant’s personal representative any time prior to the earlier of the expiration date of the ISO or the expiration of one year after the date of termination, but only if, and to the extent that, the Participant was entitled to exercise the ISO at the date of such termination.

Any Incentive Stock Option that fails to meet the requirements of Section 422 of the Code shall be treated as a Nonqualified Stock Option.

In no event shall the Committee cancel any outstanding Stock Option with an exercise price greater than the then current Fair Market Value of the Stock for the purpose of reissuing any other Award to the Participant at a lower exercise price, or reduce the exercise price of an outstanding Stock Option without shareholder approval. Reload options are not permitted.

The exercise price, upon exercise of any Stock Option, shall be payable to the Corporation in full by cash payment or its equivalent; provided, however, that with the Committee’s prior written approval, the exercise price may be payable to the Corporation by: (a) tendering previously acquired Stock purchased on the open market having a Fair Market Value at the time of exercise equal to the exercise price; (b) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds from the Stock Option shares or loan proceeds to pay the exercise price and any withholding taxes due to the Corporation; and (c) such other methods of payment as the Committee, in its discretion, deems appropriate.

8.

Stock Appreciation Rights. SARs may be granted to Participants at any time as determined by the Committee. The grant price of any SAR shall be equal to the Fair Market Value of the Stock on the date of its grant unless the SARs are substitute or assumed SARs as described in section 13 hereto. An SAR may be exercised upon such terms and conditions and for the term the Committee in its sole discretion determines; provided, however, that the term shall not exceed 10 years. Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying (a) the difference between the Fair Market Value of a share of Stock on the date of exercise and the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised.  The payment may be made in cash or Stock, at the discretion of the Committee. In no event shall the Committee cancel any outstanding SAR with a grant price greater than the then current Fair Market Value of the Stock for the purpose of reissuing any other Award to the Participant at a lower grant price, or reduce the grant price of an outstanding SAR without shareholder approval.

9.

Restricted Stock, RSUs, and Phantom Stock. Restricted Stock, RSUs, and Phantom Stock may be awarded under such terms and conditions as shall be established by the Committee. Restricted Stock, RSUs, and Phantom Stock shall be subject to such restrictions as the Committee determines, including, without limitation, any of the following:

(a)

a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period;

(b)

a requirement that the holder forfeit (or in the case of Stock sold to the Participant, resell to the Corporation at cost) such Stock, RSUs, or Phantom Stock in the event of termination of employment during the period of restriction; and

(c)

the attainment of Performance Criteria.

All restrictions shall expire at such times as the Award shall specify.  Provided the Award has not previously been forfeited, RSUs and Phantom Stock shall be paid or settled within sixty (60) days after the Award is deemed vested, but in no event longer than the maximum time period permitted under Code Section 409A to qualify as a short-term deferral.

10.

Performance Unit Awards. The Committee shall designate the Participants to whom Performance Unit Awards are to be awarded and determine the amount of the Award and the terms and conditions of each such Award; provided the Performance Period will not be less than 12 months.  Each Performance Unit Award shall entitle the Participant to a payment in cash upon the attainment of Performance Criteria and other terms and conditions specified in the Award; provided, however, that the Committee may, in its discretion, substitute Stock for a cash payment otherwise required to be made to a Participant pursuant to a Performance Unit Award if such Stock has a Fair Market Value equal to the cash payment on the payment date.  Before payment of a Performance Unit Award, the Committee shall certify in writing that the Performance Criteria has been satisfied.

Notwithstanding the satisfaction of any Performance Criteria, the amount to be paid under a Performance Unit Award may be adjusted by the Committee, in its discretion, on the basis of such further consideration as the Committee in its sole discretion shall determine. However, the Committee may not, in any event, increase the amount earned under Performance Unit Awards upon satisfaction of any Performance Criteria by any Participant who is a Covered Employee.

11.

Change in Control.

(a)

Except as otherwise determined by the Committee at the time of grant of an Award and as provided in an Award agreement and, with respect to an Award that constitutes deferred compensation subject to Code Section 409A, to the extent not inconsistent with Code Section 409A restrictions regarding acceleration of payment upon a change in control event or upon termination and liquidation of the Plan, upon a Change in Control and subject to subsection (b) below: all outstanding Stock Options and SARs shall become vested and exercisable; all restrictions on Restricted Stock, RSUs, and Phantom Stock shall lapse; all Performance Criteria shall be deemed achieved and all other terms and conditions met; all Performance Unit Awards, RSUs, and Phantom Stock shall be paid out as promptly as practicable and in no event later than sixty (60) days following the occurrence of the Change in Control.  In addition, upon the approval of a plan of complete liquidation or dissolution of the Corporation, the Plan shall be terminated and liquidated.

(b)

Notwithstanding subsection 11(a), the Committee may, in its sole discretion, upon a Change in Control: (i) provide that outstanding Awards shall be assumed, or substantially equivalent stock and stock-based awards shall be substituted, by the acquiring or succeeding corporation; (ii) upon written notice to the Participants, provide that all unexercised Stock Options will terminate immediately prior to the consummation of the transaction unless exercised by the Participant within a specified period following the date of such notice; or (iii) in the event of a Change in Control under the terms of which holders of Voting Stock will receive upon consummation thereof a cash payment for each share surrendered in the Change in Control, make or provide for a cash payment to the Participants equal to the difference between (y) the Change in Control Price times the number of shares of Stock subject to such outstanding Stock Options and SAR (to the extent then exercisable at prices not in excess of the Change in Control Price) and (z) the aggregate exercise price of all such outstanding Stock Options and SARs, in exchange for the termination of such Stock Options and SARs.  In the event Stock Options and SARs will terminate upon the consummation of the transaction as provided in clause (ii), each Participant shall be permitted, within a specified period determined by the Committee, to exercise all non-vested Stock Options and SARs, subject to the consummation of the Change in Control.  At the option of the Committee in its sole discretion, any Award which is not “in the money” as of the date of consummation of the Change in Control may be canceled automatically without any action of the Participant and without consideration.

(c)

Notwithstanding the foregoing, if the Award constitutes deferred compensation subject to Code Section 409A, the definition of Change in Control must also constitute an event that is a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Code Section 409A.

12.

Adjustment Provisions.

(a)

In the event of any change affecting the number, class, market price or terms of the Stock by reason of share dividend, share split, recapitalization, reorganization, merger, consolidation, spin-off, disaffiliation of a subsidiary, combination of Stock, exchange of Stock, Stock rights offering, or other similar event, or any distribution to the holders of Stock other than a regular cash dividend, the Committee shall equitably substitute or adjust the number or class of Stock which may be issued under the Plan in the aggregate or to any one Participant in any calendar year and the number, class, price or terms of shares of Stock subject to outstanding Awards granted under the Plan; provided, however, that any equitable adjustment shall be consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

(b)

In the event of a Change in Control of the Corporation which results in the outstanding Stock of the Corporation being converted into or exchanged for different securities, cash or other property, or any combination thereof, there shall be substituted, on an equitable basis, for each share of Stock then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock will be entitled pursuant to the transaction; provided, however, that in the event of a Change in Control and irrespective of whether an Award is being assumed, substituted or terminated in connection with the transaction, the vesting and exercisability of each outstanding Award shall accelerate in accordance with section 11(a) effective immediately prior to the Change in Control.

(c)

Notwithstanding the above or any other provision of the Plan, no substitution or adjustment shall be made pursuant to this section 12 relating to an Award that is a Stock Option or SAR intended to be exempt from Code Section 409A unless the substitution or modification complies with the restrictions on modifications to Stock Options and SARs exempt for Code Section 409A, and no substitution or adjustment shall be made to an Award that is an Incentive Stock Option unless the substitution or modification complies with any additional restrictions for Incentive Stock Options.

13.

Substitution and Assumption of Awards. The Board or Committee may authorize the issuance of Awards under this Plan in connection with the assumption of, or substitution for, outstanding Awards previously granted to individuals who become employees of the Corporation or any Subsidiary as a result of any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as the Committee may deem appropriate, provided, however, that in the case of a Stock Option or SAR intended to be exempt from Code Section 409A: (i) the excess of the aggregate Fair Market Value of the shares of Stock subject to the new or assumed Award after the assumption or substitution over the aggregate exercise or grant price of such shares must not be greater than the excess of the aggregate Fair Market Value of the shares of Stock subject to the new or assumed Award immediately before the assumption or substitution over the exercise or grant price of such shares; (ii) on a share-by-share comparison, the ratio of the exercise or grant price to the Fair Market Value of the shares of Stock subject to the Award immediately after the change in the Award or issuance of a new Award must not be more favorable to the Participant than the ratio of the exercise or grant price to the Fair Market Value of the shares of Stock subject to the old award (or portion thereof) immediately before the change in the Award or issuance of a new Award; the new or assumed Award must contain all of the terms of the old Award, except to the extent those terms are rendered inoperative by reason of the merger, consolidation, acquisition, or reorganization; and the new or assumed Award must not give the Participant additional benefits that he did not have under the old award.

Any substitute Awards granted under the Plan shall not count against the Stock limitations set forth in section 5 hereto, to the extent permitted by the corporate governance standards and rules of any stock exchange upon which stock of the Corporation is traded.

14.

Nontransferability. Each Award granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and each Stock Option and SAR shall be exercisable during the Participant’s lifetime only by the Participant or, in the event of Disability, by the Participant’s personal representative (on behalf of the Participant). In the event of the death of a Participant, exercise of any Award or payment with respect to any Award shall be made only by or to the beneficiary, executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the Award shall pass by will or the laws of descent and distribution.

15.

Taxes. The Corporation has the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy Federal, state or local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan.  As a condition of the grant, vesting, exercise or settlement of an Award, the Participant shall make such arrangements as the Committee may require, in its discretion, to satisfy any applicable tax withholding obligations.

In the case of an employee and in the absence of any other arrangement, the employee shall be deemed to have directed the Corporation to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of any taxable event arising as a result of the Plan.

In the case of Participant other than an employee (or in the case of an employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under applicable laws, the Participant shall be deemed to have elected to have the Corporation withhold from the shares to be issued upon the settlement of an Award that number of shares having a Fair Market Value determined as of the applicable tax date equal to the amount required to be withheld.

If permitted by the Committee, in its discretion, a Participant may satisfy his or her tax withholding obligations by surrendering to the Corporation shares of Voting Stock that have a Fair Market Value determined as of the applicable tax date equal to the amount required to be withheld.  In the case of shares previously acquired from the Corporation that are surrendered under this section, such shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Corporation to avoid adverse accounting charges).

Any election or deemed election by a Participant to have shares withheld to satisfy tax withholding obligations shall be irrevocable as to the particular shares as to which the election is made and shall be subject to the consent or disapproval of the Committee.  Any election by a Participant to surrender shares to satisfy his or her tax withholding obligations must be made on or prior to the applicable tax date.

16.

Duration of the Plan. No Award shall be made under the Plan more than 10 years after the date the Plan is adopted by the Board or approved by the shareholders of the Corporation, whichever is earlier.

17.

Amendment and Termination. The Board or Committee may amend the Plan from time to time or terminate the Plan at any time; provided, however, (i) that no provision of the Plan requiring shareholder approval shall be amended to eliminate such requirement; and (ii) no amendment may reduce the amount of the Award or adversely affect the rights of the Participant under such Award without the Participant’s consent.  Notwithstanding the foregoing, consistent with Code Section 409A restrictions, the Committee may require an Award be deferred pursuant to section 6 hereto, without a Participant’s consent; and may amend or terminate an Award to comply with changes in law without a Participant’s consent.

The Corporation shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with applicable laws, regulations, or stock exchange rules.

18.

Delayed Payments.

(a)

Notwithstanding any provision to the contrary in the Plan or an Award agreement, Award payment(s) to a Participant shall be delayed to the extent that the Committee reasonably anticipates that, if the payment(s) were made as scheduled, a tax deduction for such payment(s) would be barred by Code Section 162(m).  In such case, the payment(s) shall be made either: (i) during the calendar year in which the Committee reasonably anticipates that, if the payment(s) is made during such year, the tax deduction for such payment(s) will not be barred under Code Section 162(m); or, (ii) if the Award constitutes deferred compensation subject to Code Section 409A, during the period beginning on the date that is six months after the Participant’s separation from service (as defined in Code Section 409A) and ending on the later of the last day of the calendar year in which such date occurs or the 15th day of the third month following such calendar year.

(b)

Notwithstanding any provision to the contrary in an Award agreement, if an Award constitutes deferred compensation subject to Code Section 409A, payment(s) of the Award to the Participant on account of his separation of service (as defined in Code Section 409A) shall not occur before the date that is six months after the date of his separation from service (or, if earlier, the date of his death).

19.

Other Provisions.

(a)

In the event any Award under this Plan is granted to an employee who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion: (i) modify the provisions of the Plan as they pertain to such individuals to comply with applicable law, regulation or accounting rules consistent with the purposes of the Plan; and (ii) cause the Corporation to enter into an agreement with any local subsidiary pursuant to which such subsidiary will reimburse the Corporation for the cost of such equity incentives.

(b)

Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Corporation; nor interfere in any way with the Participant’s right or the Corporation’s right to terminate such relationship at any time, with or without cause, to the extent permitted by applicable laws and any enforceable agreement between the employee and the Corporation.

(c)

No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee, in its discretion, shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock, or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(d)

In the event any provision of the Plan shall be held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provisions had never been contained in the Plan.

(e)

Payments and other benefits received by a Participant under an Award made pursuant to the Plan generally shall not be deemed a part of a Participant’s compensation for purposes of determining the Participant’s benefits under any other employee benefit plans or arrangements provided by the Corporation or a subsidiary, unless expressly provided under such plan or arrangement. The Committee shall administer, construe, interpret, and exercise discretion under the Plan and each Award in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all applicable laws, and that avoids (to the extent practicable) the classification of any Award as deferred compensation subject to Code Section 409A or, alternatively, complies with Code Section 409A requirements, as determined by the Committee.

(f)

A Participant shall not possess any rights of a shareholder with respect to the Stock covered by any Award until the Participant becomes the record holder of such Stock, provided that a Participant may have certain shareholder rights with respect to Restricted Stock (except the right to receive dividends on unvested Stock) as set forth in the Award.

(g)

Upon termination of a Participant’s employment with the Corporation for Cause, any and all Awards held by such Participant shall immediately terminate in their entirety upon first notification to the Participant of termination of the Participant’s employment.  If a Participant’s employment with the Corporation is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Award likewise shall be suspended during the investigation period and the Participant shall have no right to exercise any Award.  If after Participant’s termination of employment without Cause, the Committee becomes aware of facts that, if it had been aware of at the time of termination, could have permitted the Corporation to terminate Participant’s employment for Cause, then any and all Awards held by such Participant shall be immediately and automatically terminated and forfeited at the time of such determination of Cause by the Committee.  The Committee shall have authority to effect such procedures and take such actions as are necessary to carry out the legal intent of this section, including such procedures and actions as are required to cause the Participant to return to the Corporation Stock that was acquired or vested under the Award within six months of the events giving rise to the for-Cause termination of the Participant’s employment and, if such Stock has been transferred by the Participant, to remit to the Corporation the value of such transferred Shares.

20.

Governing Law, Venue.   The Plan and any actions taken in connection herewith shall be governed by and construed in accordance with the laws of the state of New York without regard to any state’s conflict of laws principles. Any legal action related to this Plan shall be brought only in a federal or state court located in Ontario County, New York.